                                      VIST
                                  SEMI-ANNUAL
[LOGO]                               REPORT



                                 JUNE 30, 1998













                                             FIRST
                                             VARIABLE
                                             LIFE INSURANCE COMPANY

       TABLE
        OF                                           [LOGO]
       CONTENTS


Report of the President                                                   1
--------------------------------------------------------------------------------
Management's Discussion & Analysis
  Small Cap Growth                                                        3
--------------------------------------------------------------------------------
  World Equity                                                            5
--------------------------------------------------------------------------------
  Growth                                                                  7
--------------------------------------------------------------------------------
  Matrix Equity                                                           9
--------------------------------------------------------------------------------
  Growth & Income                                                        11
--------------------------------------------------------------------------------
  Multiple Strategies                                                    13
--------------------------------------------------------------------------------
  High Income Bond                                                       15
--------------------------------------------------------------------------------
  U.S. Government Bond                                                   17
--------------------------------------------------------------------------------
Schedule of Investments                                                  19
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                     62
--------------------------------------------------------------------------------
Statements of Operations                                                 64
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                      66
--------------------------------------------------------------------------------
Financial Highlights                                                     70
--------------------------------------------------------------------------------
Notes to the Financial Statements                                        78
--------------------------------------------------------------------------------
Federated Prime Money Fund II                                           F-1
--------------------------------------------------------------------------------

FIRST
VARIABLE
LIFE INSURANCE COMPANY


August, 1998

Dear First Variable Contract Holder:

I am pleased to present the semi-annual report for the Variable Investors Series Trust (VIST) and the Federated Prime Money Fund II. These portfolios are the investments within your First Variable contract.

The stock market continued to perform well in the first half of 1998, with the S&P 500 Index returning 17.70%. While the S&P 500 Index is one of the most popular measures of market performance, it contains mainly larger-sized companies. Concerns over the Asian turmoil helped drive funds into the larger company stocks, which tend to be perceived as less risky than other types of stocks.

As a result of this and other factors, the stocks of smaller companies, such as those held by our Small Cap Growth Portfolio, did not perform as well during the first two quarters. This pattern of different performance between various types of stocks is not unusual. Sometimes one type of stock will be up, while another will lag. By diversifying your portfolio among the different types of investments offered within your First Variable contract, you can help protect your investments from volatility in any single market sector.

Long-term interest rates fell during the first half of 1998, strengthening the returns of fixed income securities. The bond market, as measured by the Salomon Broad Investment Grade Bond Index, returned 4.17% during the first half of 1998. High yield bonds continued to perform well and returned 4.31%, as measured by the First Boston High Yield Index.

While the larger stocks have continued to show good returns, please remember that a well diversified portfolio can help you better weather any type of market. Ask your investment professional for more information on First Variable's asset allocation models, which can form the basis of a solid strategy.

Thank you for your continued business. We appreciate the opportunity to help you build your wealth, enjoy the benefits of your efforts, and preserve your assets for future generations.


                                    Sincerely,



                                    /s/ John M. Soukup

                                    John M. Soukup
                                    President, Variable Investors Series Trust

Small Cap Growth Portfolio


Objective

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

Management's Discussion & Analysis

Year to date, we have seen two very different periods. After a solid surge into the end of 1997, the start to 1998 was a tepid one. Lower oil prices and accounting issues in healthcare led to weakness in energy and physician practice stocks causing January to start slowly. Strong earnings results helped turn the quarter into a good one. As stated above, however, the environment turned decidedly negative in the second period for reasons described.

While the year has been difficult so far, we expect the compelling small cap valuation to be a primary driver in the near term. By several measures, small cap stocks are at relative lows seen rarely in the last 40 years. In addition, growth estimates for the S&P 500 are declining as economic growth is expected to moderate while small cap growth expectations stocks continue strong. When coupled with superior fundamentals, we feel investors will find it hard to ignore the small cap arena.

The second quarter was impacted by the issues that have weighed heavily on investors' minds in recent periods. The Asian crisis reemerged and fears of inflation and higher interest rates continue to influence the financial markets. Small cap stocks were especially hurt by these factors. Investor preference for large, liquid investments also cast a pall on small cap stocks.

With an anemic April and poor May, another strong first quarter earnings period was essentially overlooked in the face of these macroeconomics factors. Fortunately, by the end of June, investors brightened at the prospects for the second quarter.

                                Pilgrim Baxter &
                                Associates, Ltd.

                        Pilgrim Baxter & Associates, Ltd.
                            -----------------------
                               INVESTMENT COUNSEL

   small
 cap growth

Performance

  ------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
  ------------------------------------------------
    Year to Date                        (0.08)%
  ------------------------------------------------
    1 Year                                0.91%
  ------------------------------------------------
    5 Year                                 N/A
  ------------------------------------------------
    Since Inception                      17.59%*
    *May 4, 1995

Top 10 Holdings

 -------------------------------------------------------------
                                      % OF            % OF
  AS OF 6/30/98                       PORTFOLIO       TOP 10
 -------------------------------------------------------------
    Computer Task Group Inc.          3.05%           12.36%
 -------------------------------------------------------------
    Eastern Environmental Svcs        2.77%           11.23%
 -------------------------------------------------------------
    American Disp Svcs Inc.           2.72%           11.01%
 -------------------------------------------------------------
    Waters Corp.                      2.63%           10.65%
 -------------------------------------------------------------
    Computer Horizons Corp.           2.34%            9.47%
 -------------------------------------------------------------
    Applied Graphics Technologies     2.33%            9.44%
 -------------------------------------------------------------
    Technology Solutions Co.          2.31%            9.36%
 -------------------------------------------------------------
    National Surgery Ctrs Inc.        2.22%            9.00%
 -------------------------------------------------------------
    Metamor Worldwide Inc.            2.16%            8.76%
 -------------------------------------------------------------
    Amresco Inc.                      2.15%            8.72%


Top 5 Sector Weightings

   ---------------------------------------------------------
                                                    % of
    As of 6/30/98                                 Portfolio
   ---------------------------------------------------------
    Systems Integrator                            10.7%
   ---------------------------------------------------------
    Environmental                                  7.3%
   ---------------------------------------------------------
    Commercial Services                            5.2%
   ---------------------------------------------------------
    Special Outpatient Facilities                  4.0%
   ---------------------------------------------------------
    Semiconductors                                 3.9%

Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

In anticipation of the period, the structure of our portfolio has changed somewhat. The impact of Asia on technology has lead to the sale of a number of stocks with significant exposure to that region. As such, the funds have been reinvested in companies more focused on domestic activities especially in the service sector. While we do not make specific sector decisions, it is the fundamentals of several companies in various subgroups of this sector that has lead to an increased weighting in this area.

Consumer stocks posted positive returns in the quarter for the Small Cap Growth Portfolio's Benchmark, the Russell 2000 Index. The Portfolio's general underweighting relative to the Index and its heavier exposure to the lodging subgroup caused this portion of the Portfolio to underperform. Also, holdings of telecom equipment stocks were dramatically impacted by their concentrated customer bases and foreign sales exposure causing negative relative results.

OUTLOOK

The current market environment is quite negative. Concerns over Asia and the potential impact of wage inflation in the U.S. have cast a pall over the general equity market. Technical indicators have also turned negative. When coupled with a potential slowing in the economy, it becomes difficult to muster the courage to invest. However, it is environments such as this that often create significant opportunity for smaller stocks. When compared to larger stocks' valuations and expectations, small cap stocks remain very attractive. A number of studies illustrate that the opportunity for small cap outperformance from current relative valuation levels is quiet high. As such, we fell that small cap stocks are increasingly compelling. Further support can be found in second quarter earnings results which indicate continued superior fundamental results for small cap stocks. While the path to superior performance may not be smooth, the earnings roadbed is solid. It is this base which we feel will lead to improved performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*


                                  [LINE CHART]


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1998

                                     Past 1               Life of
                                      Year               Portfolio***
                                      ----               ------------
Small Cap Growth Portfolio           0.91%                 17.59%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

World Equity Portfolio                                                 Keystone
                                                                     Investment
                                                                         [LOGO]
Objective

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

Management's Discussion & Analysis

INTERNATIONAL COMMENTARY

The first half of 1998 has seen very strong stock performance in the European equity markets while the rest of the international equity universe have been volatile and disappointing from a total return standpoint. Currently, twelve developed foreign markets have U.S. dollar returns that exceed the +17.70% return that investors have received from the S&P 500. All twelve of those markets are European. European economies and markets continue to benefit from low inflation, low relative interest rates, slow but improving growth, strong bond markets, cost cutting, and corporate restructuring as the continent moves toward the European Monetary Union in 1999. We currently have 51.3% of the portfolio invested in Europe. The largest country weights in Europe and the United Kingdom (17.8%), Switzerland (8.9%), and France (7.6%). We continue to be the most optimistic about Europe.

Keys to performance have been our allocation in Europe and the performance of our food, banking, pharmaceutical, publishing, and insurance stocks in this market, and our ability to avoid the trouble spots in Japan, Asia, and Latin America.

Currently, we have approximately 4.2% in Japan. We are monitoring Japan as their financial system is restructured and the government attempts to improve their domestic economy. We believe it will take Asia a long time to work through their problems.

Additionally, the Portfolio has approximately 4% in the markets of Australia and Canada. These markets were negatively impacted by the volatility world
 equity


Performance

  ----------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
  ----------------------------------------------
    Year to Date                        15.98%
  ----------------------------------------------
    1 Year                              15.58%
  ----------------------------------------------
    5 Year                              15.86%
  ----------------------------------------------
    10 Year                              9.62%

Top 10 Holdings

 ---------------------------------------------------------------
                                      % OF               % OF
    HOLDINGS                          PORTFOLIO         TOP 10
 ---------------------------------------------------------------
    Federal Farm Cr Bk Cons Dsc Nt    4.71%             19.11%
 ---------------------------------------------------------------
    Nestle SA                         4.02%             16.32%
 ---------------------------------------------------------------
    Astra AB                          2.51%             10.18%
 ---------------------------------------------------------------
    AXA UAP                           2.24%              9.09%
 ---------------------------------------------------------------
    Karstadt AG                       2.14%              8.69%
 ---------------------------------------------------------------
    Novartis AG                       1.98%              8.03%
 ---------------------------------------------------------------
    Vodafone Group                    1.95%              7.92%
 ---------------------------------------------------------------
    Skand Enskilda SKN                1.79%              7.26%
 ---------------------------------------------------------------
    London Intl Group                 1.66%              6.76%
 ---------------------------------------------------------------
    Diageo plc                        1.64%              6.64%

Top 5 Countries

  ----------------------------------------------------------
                                                  % OF
    AS OF 6/30/98                               PORTFOLIO
  ----------------------------------------------------------
    United States                                 35.2%
  ----------------------------------------------------------
    United Kingdom                                17.8%
  ----------------------------------------------------------
    Switzerland                                    8.9%
  ----------------------------------------------------------
    France                                         7.6%
  ----------------------------------------------------------
    Sweden                                         7.0%

Special risks such as currency fluctuations and political changes should be considered when investing internationally.

surrounding the Asian economies and markets that resurfaced in the second quarter. However, our positions in these markets are primarily focused in the financial and banking sectors of Canada and Australia. They performed relatively well during this period of uncertainty as their domestic interest rates continue to stay at relatively low levels, the prospects increase for possible consolidation in these sectors, and the trend for bank managed 401k-like investment programs continues to gain momentum.

The Portfolio benefited from our use of currency forwards to hedge against an appreciating U.S. dollar. The U.S. dollar has strengthened versus the European and Japanese currency year-to-date. Currently, the portfolio is 67% U.S. dollar exposed. This figure takes into consideration our forward currency hedges, and those countries whose currencies are linked to the U.S. dollar. Currencies that we have partially hedged include the Australian dollar, Japanese yen, German mark, Swiss franc, Dutch guilder, French franc, Swedish krona, and Spanish peseta. On average these currencies declined - 3.2% versus the U.S. dollar during the first half of the year. Currently 62% of the portfolio is invested in international equities.

DOMESTIC COMMENTARY

The U.S. portion of the portfolio experienced a volatile quarter. The Russell 2000 Small Cap Index continued the strength of the first quarter until mid April and then quickly declined 12%. The net result was a decline of 5% for the quarter. The portfolio performed at a slightly better level. Strength came from several areas of high technology. Such as stocks as Lycos, in internet services, Exodus in network communications, Antec in Cable TV set top boxes, and Computer Leaning Centers in education all provided gains of 40% or more during the quarter. Overall results were tempered by weakness in energy related stocks. The consensus outlook has been one of greater concern for Asian economies to slow earnings growth in the U.S. We feel that there are several areas for small cap investment where this is not a concern. Small U.S. stocks are reaching very attractive valuations. The long-term outlook remains positive. Currently, 35% of the portfolio is invested in domestic small-cap stocks.

PERFORMANCE

The year-to-date performance of the World Equity Portfolio is 15.9%. The MSCI World Index is 16.9%. For the second quarter the Fund was .97% versus 2.1% for the index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCIWORLD INDEX*



                                  [LINE CHART]



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1998

                                    Past 1      Past 5       Past 10
                                     Year        Years        Years
                                     ----        -----        -----
World Equity Portfolio              15.58%      15.86%        9.62%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

Growth Portfolio                                                Value Line, Inc.
                                                                          [LOGO]

Objective

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

Management's Discussion & Analysis

The stock market posted strong returns in the first half of 1998, with the S&P 500 up 17.7%. Despite grave concerns about the impact of Southeast Asian currency devaluations on the U.S. economy at the end of 1997, a favorable economic environment prevailed. This was characterized by stronger-than anticipated and likely unsustainably-high GDP growth in the first quarter and moderate inflation. Long-term interest rates dropped significantly, from 5.9% at the end of March to 5.6% at the end of June. The S&P 500 rebounded sharply in the first quarter, up 14.0%. However, fears about the Pac Rim and Japan, in particular, resurfaced in the second quarter. The market focus was clearly liquidity oriented, with money flowing into large-cap stocks to the detriment of their small-cap brethren. In the June quarter, the S&P 500 return of 3.3% w as significantly lower than that of the first quarter. Given the deflationary implications of the situation in Southeast Asia and the lack of significant evidence of runaway inflation, the Federal Reserve Board did not raise short-term interest rates. We do not foresee any change in monetary policy as the second half of the year unfolds.

First-quarter GDP growth of 5.4% was rather robust, and will probably decelerate over the remainder of the year, to a range of 2.0-2.5%. This reflects the impact of the General Motors strike, the strength of the dollar, the weakness in Southeast Asia, and the likelihood that the inventory overhang from the first quarter will be worked down. We expect inflation to remain moderate, with both the CPI and PPI in the 1%-2% range. The weakness in the Pac Rim economies will likely have an impact on U.S. corporate profit growth.



growth

Performance

   ---------------------------------------------
    Average Annual Total Return As Of 6/30/98
   ---------------------------------------------
    Year to Date                        14.37%
   ---------------------------------------------
    1 Year                              25.68%
   ---------------------------------------------
    5 Year                              20.39%
   ---------------------------------------------
    10 Year                             15.62%

Top 10 Holdings

  --------------------------------------------------------------
                                      % OF              % OF
    AS OF 6/30/98                     PORTFOLIO         TOP 10
  --------------------------------------------------------------
    Cisco Systems Inc.                3.61%             12.50%
  --------------------------------------------------------------
    BMC Software Inc.                 3.51%             12.12%
  --------------------------------------------------------------
    Pfizer Inc.                       3.22%             11.13%
  --------------------------------------------------------------
    Omnicom Group                     3.21%             11.10%
  --------------------------------------------------------------
    Travelers Group Inc.              3.02%             10.45%
  --------------------------------------------------------------
    Schering Plough Corp.             2.80%              9.67%
  --------------------------------------------------------------
    E M C Corp. Mass                  2.52%              8.73%
  --------------------------------------------------------------
    Tellabs Inc.                      2.50%              8.64%
  --------------------------------------------------------------
    American Intl. Group Inc.         2.32%              8.02%
  --------------------------------------------------------------
    AES Corp.                         2.21%              7.65%

Top 5 Sector Weightings

  --------------------------------------------------------
                                                 % OF
    AS OF 6/30/98                               PORTFOLIO
  --------------------------------------------------------
    Computer Software                             13.6%
  --------------------------------------------------------
    Drugs                                         11.0%
  --------------------------------------------------------
    Computer Related                               8.1%
  --------------------------------------------------------
    Banks                                          7.7%
  --------------------------------------------------------
    Insurance                                      7.7%

PERFORMANCE

The Growth Portfolio had a total return (including dividends and income) for the second quarter of 1998 of 4.39% as compare to 3.30% for the Standard & Poor's 500 Index. Stock selection is guided by the Value Line Timeliness Ranking System, which focuses on stocks with superior earnings growth and price momentum. In the second quarter, the Portfolio benefited from strong performance in the retail sector, finance, and technology, but was hurt by holdings in energy, transportation and housing.

OUTLOOK

We believe that the U.S. economy, with moderating GDP growth, benign inflation and relatively stable interest rates, provides a favorable backdrop for the equity market. However, given the strong performance of the market through the first half, we remain somewhat cautious over the remainder of the year. Although the market shrugged off the implications of the Southeast Asian currency devaluations in the first quarter, there are still risks associated with this part of the world. And the very significant problems in the Japanese economy represent yet another unknown. Second-quarter earnings reports should begin to provide some insight on these issues. Nonetheless, our investment discipline leads us to companies that continue to exhibit attractive growth rates within a broad array of industry sectors, which should position the portfolio well going forward. Our largest sector weightings are technology, finance, healthcare and consumer cyclicals.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX *



                                  [LINE CHART]



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 1998

                                Past 1           Past 5        Past 10
                                 Year            Years          Years
                                 ----            -----          -----
Growth Portfolio                25.68%           20.39%         15.62%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

Matrix Equity Portfolio                                             State Street
                                                                 Global Advisors
                                                                          [LOGO]
Objective

Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that is selected on the basis of a proprietary analytical model.

Management's Discussion & Analysis

U.S. equity market returns were dampened from the swift pace earlier in 1998, as demonstrated by the 3.3% return for the S&P 500 Index over the second quarter. While this return seems weak by recent standards, the market shrugged off a mini-correction and continuing Asian economic turmoil, and has pushed the large-cap U.S. stock indices back to new records. This Index return equates to an annual return of nearly 14%, strong on an historical absolute basis. With many economies virtually collapsing around the pacific rim, U.S. corporate profits slowing, and signs of decelerating economic growth around the world, the resilience of the U.S. stock market continues to surprise most investors. Additionally, the consumer-led front end of the economy continues to be strong. Despite slower earnings for companies in the S&P 500 over the second quarter, S&P 500 dividends continued to accelerate. While cyclicals such as capital goods (-2.1%) and basic materials (-3.8%) lagged the Index returns for the quarter, technology (+9.6%), health care (+6.5%), financials (+4.7%), and utilities (+3.7%) lead Index returns. On an individual stock basis, the largest of the best known blue chips continue to carry returns for the S&P 500. Investors seeking out the largest and best-know n names and increased risk-aversion as the economy begins to slow, may be reasons for the continued strength among the largest of the large caps.

PERFORMANCE

In this dampened equity environment, the Matrix Equity Portfolio returned 14.96% for the first half of 1998. At the sector level, the Portfolio was overweight relative to the Index in technology, consumer cyclicals, and capital goods. We held slight overweight positions in health care and communication services. We held significant underweight S&P 500 benchmark-relative positions in consumer staples, while we were slightly underweight the benchmark in basic materials, energy, transportation and utilities. On the good news front, the Portfolio was helped by our technology weighting in tech manufacturing, and matrix
 equity

Performance

   --------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
   --------------------------------------------
    Year to Date                       14.96%
   --------------------------------------------
    1 Year                             28.28%
   --------------------------------------------
    5 Year                             15.43%
   --------------------------------------------
    10 Year                            14.42%

Top 10 Holdings

   -------------------------------------------------------------
                                      % OF              % OF
    AS OF 6/30/98                     PORTFOLIO         TOP 10
   -------------------------------------------------------------
    Microsoft Corp.                   3.30%             14.24%
   -------------------------------------------------------------
    Dreyfus Cash Mgmt Plus            2.95%             12.72%
   -------------------------------------------------------------
    General Electric Co.              2.72%             11.75%
   -------------------------------------------------------------
    Lucent Technologies Inc.          2.40%             10.36%
   -------------------------------------------------------------
    NationsBank Corp.                 2.09%              9.01%
   -------------------------------------------------------------
    Chase Manhattan Corp.             2.06%              8.89%
   -------------------------------------------------------------
    Pfizer Inc.                       2.05%              8.86%
   -------------------------------------------------------------
    Exxon Corp.                       1.98%              8.56%
   -------------------------------------------------------------
    Morgan Stanley Dean Witter        1.82%              7.86%
   -------------------------------------------------------------
    Coca Cola Co.                     1.80%              7.75%

Top 5 Sector Weightings

  --------------------------------------------------------
                                                 % OF
    AS OF 6/30/98                              PORTFOLIO
  --------------------------------------------------------
    Drugs                                         8.1%
  --------------------------------------------------------
    Banks                                         7.8%
  --------------------------------------------------------
    Telecommunications                            7.0%
  --------------------------------------------------------
    Software                                      5.1%
  --------------------------------------------------------
    Food & Beverages                              4.5%

our sector exposure to financials, the brokerage firms in particular. On the bad news front, the Portfolio was hurt relative to the benchmark in communication services, the telephones specifically. The Portfolio was also hindered due to stock selection in defense/aerospace and industrial services.

Our investment process emphasizes quantitative modeling, which implements an integrated growth and value bottom-up stock selection method designed to outperform the Index over the long-term. While risk controls are used in portfolio construction, we will take active bets away from the benchmark in those industries where we see fair valuations and strong long-term growth prospects. Because value is an integral component of the investment process, the Portfolio will not be overweighted in excessively expensive stocks. Our disciplined approach hurt Portfolio returns in industries where price momentum continues in unhesitating fashion.

RESEARCH UPDATE: INDUSTRY CLUSTER ANALYSIS

The U.S. Active Equity team is always searching for ways to improve the return/risk profile of our strategies. There are two ways to accomplish this: generate more excess return or enhance risk controls without compromising excess return.

Within our Value Model, we assess companies on an industry relative basis in order to identify the best and worst companies within a particular industry. Our approach is more effective in industries with greater numbers of companies because, in general, there is more of a difference between the "best" and "worst" companies within that industry. Recognizing this issue led us to the concept of "industry clusters."

Initially, we believed that if we grouped industries exhibiting similar characteristics together, our differentiation power would improve our proprietary model's stock ranking process. The first step in the process of testing this hypothesis involved determining the industry clusters. SSgA's Advanced Research Center assisted with the initial review. We performed returns based statistical analysis including a price-to-book factor that resulted in 30 industry clusters.

Overall the preliminary review resulted in intuitively logical groupings: there were also some unusual results such as a cluster of Retail Food, Apparel and Publishing. The U.S. Active Equity Team reviewed the cluster groups to make sure the industries within the cluster were driven by the same macroeconomic factors. For example, Railroads, Freight, Airlines and Trucking were grouped together because they are influenced by commerce and fuel prices. Ultimately, 24 industry clusters were agreed on from both a statistical and intuitive perspective.

Backtesting was the next step toward implementation of the industry clusters. We looked at our base case versus simulations using conservative transaction costs. We also monitored turnover to insure that in "real life," the strategy would not experience a change in the level of portfolio turnover.

The results were favorable using 24 industry clusters instead of the 53 BARRA industries improves the power of our Value Model and improves portfolio returns with a modest increase in overall portfolio risk. We plan to implement this enhancement later this July. April 1, 1994 results were achieved by different portfolio managers.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO, THE S&P UTILITY INDEX* AND SINCE MAY 1, 1997 THE S&P 500 INDEX*



                                  [LINE CHART]



* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 1998

                                     Past 1      Past 5        Past 10
                                     Year         Years         Years
                                     ----         -----         -----
Matrix Equity Portfolio             28.28%       15.43%         14.42%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

Growth & Income Portfolio                  Warburg Pincus Asset Management, Inc.
                                                        [LOGO]

Objective

Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

Management's Discussion & Analysis

The U.S. stock market as a whole had strong performance over the January-through-June period. Asia-related earnings uncertainties notwithstanding, investor sentiment toward equities remained favorable through the period, supported by a continued healthy economy and subdued inflation. The Portfolio benefited from this positive sentiment, and from strong showings from its financial, telecommunications and aerospace holdings in particular. Stocks that hampered the Portfolio's return included its energy and tobacco-related holdings, which lagged the broader market during the period.

PERFORMANCE

For the six months ended June 30, 1998, the Portfolio had a gain of 12.71% vs. gains of 17.70% for the S&P 500 Index* and 12.11% for the Lipper Growth & Income Funds Index.**

PORTFOLIO CHANGES

We made few noteworthy changes to the Portfolio's industry exposure during the first six months of 1998. It remained broadly diversified by sector, finding little incentive, from a relative-valuation perspective, to heavily overweight specific areas. That said, we continued to select stocks strictly on a bottom-up basis, emphasizing companies with good cash-flow generation and potential for significant earnings growth.

The Portfolio's noteworthy areas of concentration included the financial services industry, a weighting which was increased over the course of the period. We identified several attractive buying opportunities here during the first six months, holding a mix of insurance, asset-management and mortgage-services companies. Elsewhere in the financial industry, we maintained a limited exposure to banking stocks, since we viewed most as expensive. That said, we found several issues that we deemed growth &
  income


Performance

   --------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
   --------------------------------------------
    Year to Date                       12.71%
   --------------------------------------------
    1 Year                             25.43%
   --------------------------------------------
    5 Year                              N/A
   --------------------------------------------
    Since Inception                    21.69%*

    *May 31, 1995

Top 10 Holdings

   ------------------------------------------------------------
                                      % OF              % OF
    AS OF 6/30/98                     PORTFOLIO        TOP 10
   ------------------------------------------------------------
    PMI Group Inc. Chrysler Corp.     2.86%            13.04%
   ------------------------------------------------------------
    British Petroleum plc             2.68%            12.24%
   ------------------------------------------------------------
    Citicorp                          2.28%            10.40%
   ------------------------------------------------------------
    Federated Department Stores Inc   2.21%            10.06%
   ------------------------------------------------------------
    Compaq Computer Corp.             2.08%             9.48%
   ------------------------------------------------------------
    Chrysler Corp.                    2.07%             9.46%
   ------------------------------------------------------------
    Raytheon Co.                      2.02%             9.22%
   ------------------------------------------------------------
    Intl Business Machines            2.00%             9.14%
   ------------------------------------------------------------
    Merck & Co. Inc.                  1.96%             8.94%
   ------------------------------------------------------------
    Polaroid Corp.                    1.76%             8.04%

Top 5 Sector Weightings

   --------------------------------------------------------
                                                   % OF
    AS OF 6/30/98                                PORTFOLIO
   --------------------------------------------------------
    Financial Services                             9.8%
   --------------------------------------------------------
    Telecommunications                             6.9%
   --------------------------------------------------------
    Aerospace & Defense                            6.6%
   --------------------------------------------------------
    Health Care                                    5.3%
   --------------------------------------------------------
    Retail Trade                                   5.3%

to be attractively priced, including First Chicago NBD, which we purchased in the wake of its announced merger with Banc One Corp. In our view, the synergies created by the merger are significant and should support the stock's long-term performance.

We also maintained a modestly overweighted position in the energy sector, with the focus here remaining on efficiently managed oil exploration and production companies with expanding capacity profiles, which we believe have good longer-term prospects. One name added was Occidental Petroleum, a stock found attractive for its significant dividend yield and, given the company's recent restructuring announcements, long-term appreciation potential.

Within the health-care sector, we continued to emphasize managed-care companies with good enrollment growth and a firm hand on costs. One stock added was United Healthcare, an HMO whose longer-term prospects we view favorably due in part to the company's recent strategic acquisitions.

The Portfolio also continued to have a sizable exposure to consumer-type stocks, including a significant weighting in the consumer durables sector where one of the Portfolio's largest position throughout the period was Chrysler. In other consumer-related areas, we continued to have a significant weighting in the retail sector. We made a few adjustments here during the first six months of 1998, most notably establishing a position in Sears Roebuck and reducing then eliminating the position in Wal-Mart, on profit-taking.

The balance of the Portfolio remained invested across a broad range of industries, including technology, where we generally found the best risk-adjusted growth prospects in the computer sector.

OUTLOOK

Looking ahead to the next several months, we believe the stock market will continue to be characterized by generally lofty equity valuations and considerable volatility. Set within this environment, we continue to place a premium on risk management for the portfolio as a whole. As a result, individual stock selection remains critical, and we will continue to hold only those stocks we deems have the best longer-term risk-adjusted performance potential.

** The Lipper Growth & Income Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX*



                                  [LINE CHART]



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 1998

                                    Past 1          Life of
                                     Year         Portfolio***
                                     ----         ------------
Growth & Income Portfolio           25.43%          21.69%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

Multiple Strategies Portfolio                                   Value Line, Inc.
                                                                          [LOGO]

Objective

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.

Management's Discussion & Analysis

The Portfolio had a total return of 4.14% for the quarter, compared to 3.03% for a 60% S&P 500/40% Lehman Government Corporate Bond Index composite. On June 30, 1998, the Portfolio was 77.3% invested in common stocks, 18.8% in bonds with a mixture of high grade corporates, government, and government agencies, and approximately 3.9% in short-term securities. No changes in the asset class weightings have been made since the first quarter. The overweighting in equities vis-a-vis the benchmark contributed to the outperformance. The equity portion of the portfolio was up 4.91%, outpacing the S&P 500 return of 3.30%. The fixed income portion of the portfolio benefited from the rally in the bond market and gained 2.66%, modestly beating the Lehman Government Corporate Bond Index return of 2.62%.

The equity holdings in the Portfolio mirror those of the Growth Portfolio and will continue to do so. Selection is guided by the Value Line Timeliness Ranking System, which favorably ranks stocks with earnings and price momentum. Our heaviest section weightings are in technology, finance, healthcare and consumer cyclicals, sectors that are relatively more attractive in terms of above-trendline growth patterns.

 multiple
strategies

Performance

   --------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
   --------------------------------------------
    Year to Date                       11.64%
   --------------------------------------------
    1 Year                             23.30%
   --------------------------------------------
    5 Year                             16.67%
   --------------------------------------------
    10 Year                            13.89%

Top 10 Holdings

   -------------------------------------------------------------
                                      % OF              % OF
    AS OF 6/30/98                     PORTFOLIO         TOP 10
   -------------------------------------------------------------
    United States Treasury Nts        3.98%             13.72%
   -------------------------------------------------------------
    FHA                               3.96%             13.62%
   -------------------------------------------------------------
    United States Treasury Bds        3.12%             10.74%
   -------------------------------------------------------------
    BMC Software Inc.                 2.86%              9.86%
   -------------------------------------------------------------
    United States Treasury Nts        2.82%              9.72%
   -------------------------------------------------------------
    Pfizer Inc.                       2.67%              9.19%
   -------------------------------------------------------------
    Microsoft Corp.                   2.53%              8.71%
   -------------------------------------------------------------
    Cisco Sys. Inc.                   2.52%              8.67%
   -------------------------------------------------------------
    Travelers Group Inc.              2.30%              7.93%
   -------------------------------------------------------------
    Omnicom Group                     2.28%              7.83%

Top 5 Sector Weightings

   ------------------------------------------------------
                                                  % OF
    AS OF 6/30/98                               PORTFOLIO
   ------------------------------------------------------
    U.S. Government Securities                    12.6%
   ------------------------------------------------------
    Computer Software                             10.2%
   ------------------------------------------------------
    Drugs                                          8.7%
   ------------------------------------------------------
    Insurance                                      6.2%
   ------------------------------------------------------
    Banks                                          6.0%

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*


                                  [LINE CHART]



* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 1998

                                           Past 1      Past 5       Past 10
                                            Year        Years        Years
                                            ----        -----        -----
Multiple Strategies Portfolio              23.30%       16.67%       13.89%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

High Income Bond Portfolio                                  Federated Investment
                                                                Counseling, Inc.
                                                                          [LOGO]

Objective

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.

Management's Discussion & Analysis

Two opposing factors impacted the high yield market during the six months ended June 30, 1998. On the positive side, the domestic economy continued to generate strong growth. On the negative side, Asian economies continued to struggle. In the early part of the period, the strong domestic economy held the upper hand. However, late in the second quarter, Asian economic problems and their impact on the domestic economy became a key investor focal point. Economic statistics seemed to indicate that domestic economic growth was slowing with imports increasing, exports decreasing, inventories accumulating, and manufacturing activity slowing. This apparent slowing of the domestic economy caused the spread between high yield bonds and treasuries to widen approximately 40 basis points and high quality bonds to outperform high yield bonds in the second quarter. However, strong first quarter performance for high yield bonds allowed them to outperform high quality bonds for the six month period. For example, the Lehman Brothers High Yield Bond Index returned 4.5% for the six months versus 3.94% for the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance.

PERFORMANCE

The Portfolio (which returned 4.21%) modestly underperformed the First Boston High Yield Bond Index (which returned 4.31%) while outperforming the Lehman Brothers High Yield Bond Index (on a gross basis) during the period.

  high
 income
  bond

Performance

   --------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
   --------------------------------------------
    Year to Date                        4.21%
   --------------------------------------------
    1 Year                             11.45%
   --------------------------------------------
    5 Year                              9.41%
   --------------------------------------------
    10 Year                            10.74%

Top 10 Holdings

   --------------------------------------------------------------
                                      % OF                % OF
    AS OF 6/30/98                     PORTFOLIO          TOP 10
   --------------------------------------------------------------
    Viacom Inc.                       2.44%              16.71%
   --------------------------------------------------------------
    TeleWest plc                      1.86%              12.72%
   --------------------------------------------------------------
    Level 3 Communications Inc.       1.85%              12.64%
   --------------------------------------------------------------
    Tenet Healthcare Corp.            1.46%               9.96%
   --------------------------------------------------------------
    Revlon Consumer Products Corp     1.30%               8.91%
   --------------------------------------------------------------
    Nextel Communications Inc.        1.30%               8.89%
   --------------------------------------------------------------
    Ameriserve Food Dist., Inc.       1.22%               8.34%
   --------------------------------------------------------------
    Affiliated Newspapers Invts Inc.  1.15%               7.86%
   --------------------------------------------------------------
    Collins & Aikman Products Co.     1.05%               7.22%
   --------------------------------------------------------------
    Outdoor Systems Inc.              0.98%               6.74%

Top 5 Sector Weightings

  --------------------------------------------------------
                                                  % OF
    AS OF 6/30/98                               PORTFOLIO
  --------------------------------------------------------
    Cable Television                             11.29%
  --------------------------------------------------------
    Telecommunications & Cellular                 10.1%
  --------------------------------------------------------
    Telecommunications                             8.8%
  --------------------------------------------------------
    Broadcast Radio & Television                   7.0%
  --------------------------------------------------------
    Leisure & Entertainment                        5.4%

High yield bonds are subject to greater risk of principal and income than higher quality bonds.

Several factors impacted performance during the period. The portfolio is overweight in the broadcast radio and TV sector which generated outstanding returns led by companies such as Chancellor Media and Sinclair Broadcasting. The portfolio's cable TV positions outperformed driven by consolidation activity in the United Kingdom and AT&T's acquisition of Telecommunication, Inc. in the U.S. which reinforced the attractiveness of the cable platform. The portfolio also benefited by the strong performance of several specific holdings including Nextel, Echostar, Six Flags and Dialog Corp. The energy sector was one of the worst performing sectors in the market due to falling oil prices. The portfolio had several holdings which underperformed the overall market but the fund did benefit by being underweight in the sector. On the negative side, the portfolio's large holdings in telecommunications issues suffered late in the period given a combination of an uncertain market and the step-up nature of many of the portfolio's telecommunication holdings. The portfolio was also negatively impacted by its holdings in Renaissance Cosmetics (subsequently sold), Icon Health and Fitness, Electronic Retailing and Highwaymaster which underperformed the overall market based on disappointing financial performance.

OUTLOOK

The performance of the high yield market over the balance of 1998 will be a function of the domestic economy and the strength of corporate profits. We believe that the domestic economy is slowing and corporate profits may disappoint optimistic expectations. Demand in Asia is weak while supply from that region in industries such as semiconductors and steel is impacting domestic companies. From a high yield perspective, this weakness could lead to additional spread widening. However, we believe that the economy will not sink into recession and additional spread widening should be modest given the approximate 125 basis point widening since early October, 1997. Also the lull in the economy in the second half of 1998 may set the stage for a continuation of the current business cycle into 1999 and beyond resulting in subsequent spread tightening.

The portfolio remains overweight in the telecommunication, cable TV and broadcasting sectors given our belief that secular changes occurring in these industries will make them superior performers over the next six to twelve months. We also believe these sectors will outperform in a slowing economic environment. We are maintaining a bias toward high quality high yield bonds in light of potential spread widening although we are beginning to look for attractive opportunities in lower rated bonds given the spread widening to date.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO AND THE LEHMAN BROTHERS SINGLE "B" INDEX*


                                  [LINE CHART]



* These Indices are unmanaged Indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 1998

                                  Past 1         Past 5       Past 10
                                   Year          Years         Years
                                   ----          -----         -----
High Income Bond Portfolio        11.45%         9.41%        10.74%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

U.S. Government Bond Portfolio                                    Strong Capital
                                                                      Management
                                                                          [LOGO]
Objective

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.

Management's Discussion & Analysis

Amid renewed concerns about the global deflationary impact of the financial and economic crisis in Asia, bond market yields declined in the second quarter. A fairly dramatic drop of 30 basis points occurred in the long maturities, compared with little change on the short end, producing a pronounced flattening in the yield curve.

Adjusted for duration differences, U.S. Treasury securities rose more in price than either corporate or mortgage bonds. Yield spreads over Treasuries in many corporate sectors rose to their widest levels in five years amid heavy new issuance. Asian-related credits came under renewed pressure as fears were reinforced by news of the deteriorating conditions there. Meanwhile, mortgage-backed issues suffered from accelerating refinancing activity, which pushed managers to move into longer Treasuries to maintain the duration of their portfolios. In the high-yield market, prices actually declined on balance during the period.

PERFORMANCE

For the quarter, the Salomon Broad Investment Grade bond index returned a strong 2.1% while the average U.S. bond mutual fund gained 1.6%.

The U.S. Government Bond Fund performed in line with its benchmark in the second quarter. We upgraded the overall credit quality of the portfolio at the beginning of the quarter by reducing our allocation to corporate bonds. This change helped performance as corporate bonds generally underperformed Treasury securities in the period.


u.s. government bond

Performance

  --------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/98
  --------------------------------------------
    Year to Date                        3.59%
  --------------------------------------------
    1 Year                             10.05%
  --------------------------------------------
    5 Year                              6.75%
  --------------------------------------------
    10 Year                             8.46%

Top 10 Holdings

   -------------------------------------------------------------
                                      % OF               % OF
    AS OF 6/30/98                     PORTFOLIO         TOP 10
   -------------------------------------------------------------
    United States Treasury Bonds      8.32%             17.77%
   -------------------------------------------------------------
    United States Treasury Nts        6.19%             13.22%
   -------------------------------------------------------------
    FNMA Remic                        5.47%             11.67%
   -------------------------------------------------------------
    United States Treasury Nts        5.24%             11.20%
   -------------------------------------------------------------
    FNMA Pool                         4.61%              9.85%
   -------------------------------------------------------------
    United States Treasury Bonds      4.25%              9.09%
   -------------------------------------------------------------
    Time Warner Inc.                  3.38%              7.22%
   -------------------------------------------------------------
    FHA Project Loan                  3.30%              7.05%
   -------------------------------------------------------------
    Federal National Mtg Assn         3.21%              6.85%
   -------------------------------------------------------------
    FHA Project Loan Hmpshr           2.85%              6.09%

Top 5 Sector Weightings

  --------------------------------------------------------
                                                  % OF
    AS OF 6/30/98                               PORTFOLIO
  --------------------------------------------------------
    Mortgage Backed Securities                    43.6%
  --------------------------------------------------------
    U.S. Government Securities                    40.2%
  --------------------------------------------------------
    Corporate Bonds                                3.4%
  --------------------------------------------------------
    Non-Agency MBS                                 2.8%
  --------------------------------------------------------
    Municipal Bonds                                1.2%


Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

In addition, our mortgage-backed securities performed significantly better than mortgages in general, primarily because our mortgage-backed portfolio has better call-protection than the overall mortgage sector. Finally, we were vigilant about adding duration to the portfolio as interest rates declined and the duration of the market index lengthened.

OUTLOOK

We anticipate that the current environment of reasonably stable interest rates will continue. Inflation will remain stable and while the recent torrid growth rate of the U.S. economy is likely to slow, it will not warrant policy action by the Federal Reserve. We anticipate maintaining duration at or slightly above benchmark. While we remain optimistic about the U.S. economy, we are taking advantage of easy opportunities to improve credit quality and liquidity with minimal give-up in yield.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*


                                  [LINE CHART]



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 1998

                                              Past 1     Past 5      Past 10
                                               Year       Years       Years
                                               ----       -----       -----
U.S. Government Bond Portfolio                10.05%      6.75%       8.46%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                            SHARES        VALUE
             ------------------                            ------        -----
COMMON STOCKS
   ADVERTISING -- (1.4%)
      Lamar Advertising Company (a) ..............          5,900       $211,663
                                                                        --------
   AEROSPACE -- (0.8%)
      TriStar Aerospace Company (a) ..............          8,500        131,750
                                                                        --------
   ASSISTED LIVING -- (1.4%)
      Alternative Living Services, Inc. (a) ......          7,800        210,600
                                                                        --------
   CLIENT-SERVER HELP DESK -- (1.5%)
      Pegasystems, Inc. (a) ......................          8,500        230,563
                                                                        --------
   COMMERCIAL SERVICES -- (5.2%)
      Central Parking Corporation ................          4,000        186,000
      Kroll-O'Gara Company (a) ...................          4,800        102,600
      Pre-Paid Legal Services, Inc. (a) ..........          8,300        261,969
      Rental Service Corporation (a) .............          7,900        265,637
                                                                        --------
                                                                         816,206
   COMMUNICATION SERVICES -- (2.0%)
      Pacific Gateway Exchange, Inc. .............          5,400        216,338
      Telephone Save Holdings, Inc. (a) ..........          6,600         97,350
                                                                        --------
                                                                         313,688
   CONTRACT DRILLING -- (0.4%)
      Cliffs Drilling Company (a) ................          1,700         55,781
                                                                        --------
   CONTRACT RESEARCH -- (0.9%)
      Kendle International Inc. (a) ..............          4,400        133,100
                                                                        --------
   DATA STORAGE -- (2.0%)
      Network Appliance, Inc. (a) ................          8,200        319,288
                                                                        --------
   DESIGN AUTOMATION SOFTWARE -- (1.0%)
      Summit Design, Inc. (a) ....................         11,000        161,563
                                                                        --------
   DIVERSIFIED FINANCIAL SERVICES -- (2.2%)
      Amresco, Inc. (a) ..........................         11,600        337,850
                                                                        --------
   DRUGS/PHARMACEUTICALS -- (3.5%)
      Jones Pharma, Inc. .........................          6,300        208,687
      Medicis Pharmaceutical Corporation (a) .....          9,200        335,800
                                                                        --------
                                                                         544,487
   ELECTRONIC COMMERCE -- (2.0%)
      Transaction Systems Architects, Inc. (a) ...          8,000        308,000
                                                                        --------
   EMBEDDED SOFTWARE -- (1.0%)
      Wind River Systems, Inc. (a) ...............          4,150        148,881
                                                                        --------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
   ENVIRONMENTAL -- (7.3%)
      American Disposal Services, Inc. (a) ...            9,100       $  426,562
      Eastern Environmental Services, Inc. (a)           12,800          435,200
      Tetra Tech, Inc. (a) ...................           11,068          268,399
                                                                      ----------
                                                                       1,130,161
   HEALTH CARE MANAGEMENT SERVICES -- (1.4%)
      Concentra Managed Care, Inc. (a) .......            8,200          213,200
                                                                      ----------
   HOTELS/RESORTS -- (3.9%)
      American Skiing Company (a) ............           11,200          145,600
      Prime Hospitality Corporation (a) ......            9,900          172,631
      Vistana, Inc. (a) ......................           15,500          284,813
                                                                      ----------
                                                                         603,044
   HUMAN RESOURCES -- (2.2%)
      Metamor Worldwide, Inc. (a) ............            9,650          339,559
                                                                      ----------
   INFORMATION SYSTEMS -- (2.2%)
      Incyte Pharmaceuticals, Inc. (a) .......            5,200          177,450
      QuadraMed Corporation (a) ..............            6,200          169,338
                                                                      ----------
                                                                         346,788
   INVESTMENT FIRMS -- (1.7%)
      Sirrom Capital Corporation .............           10,000          260,000
                                                                      ----------
   MARINE CONSTRUCTION -- (0.6%)
      Gulf Islands Fabrication, Inc. (a) .....            4,700           88,125
                                                                      ----------
   MARINE SERVICE/EQUIPMENT -- (0.4%)
      Gulfmark Offshore, Inc. (a) ............            3,000           68,250
                                                                      ----------
   MEDICAL DEVICES -- (1.3%)
      Cyberonics, Inc. (a) ...................            7,300           77,563
      Trex Medical Corporation (a) ...........            7,300          120,450
                                                                      ----------
                                                                         198,013
   NETWORKING HARDWARE -- (1.3%)
      Apex PC Solutions, Inc. (a) ............            4,800          133,800
      Xylan Corporation (a) ..................            2,400           71,550
                                                                      ----------
                                                                         205,350
   NETWORKING SOFTWARE -- (1.4%)
      Veritas Software Company (a) ...........            5,250          217,219
                                                                      ----------
   PACKAGED GOODS/COSMETICS -- (1.5%)
      United Natural Foods, Inc. (a) .........            8,400          239,400
                                                                      ----------
   PHARMACEUTICAL SERVICES -- (1.3%)
      Pharmerica, Inc. (a) ...................           16,500          199,031
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                            SHARES         VALUE
             ------------------                            ------         -----
COMMON STOCKS
   PHYSICIAN PRACTICE MANAGEMENT -- (1.7%)
      Pediatrix Medical Group (a) ..............           7,200        $267,750
                                                                        --------
   PRECISION INSTRUMENTS -- (2.6%)
      Waters Corporation (a) ...................           7,000         412,562
                                                                        --------
   PRINTING SERVICES/FORMS -- (2.3%)
      Applied Graphics Technologies (a) ........           8,000         366,000
                                                                        --------
   PROCESS TECHNOLOGY -- (0.4%)
      ITEQ, Inc. (a) ...........................           7,900          58,756
                                                                        --------
   RADIO/TELEVISION -- (1.0%)
      Emmis Broadcasting Corporation (a) .......           3,200         153,000
                                                                        --------
   REAL ESTATE SERVICES -- (0.5%)
      CB Richard Ellis Services, Inc. (a) ......           2,400          80,250
                                                                        --------
   RESTAURANTS -- (0.7%)
      CKE Restaurants, Inc. ....................           2,500         103,125
                                                                        --------
   RETAIL-APPAREL -- (0.9%)
      Stage Stores, Inc. (a) ...................           3,200         144,800
                                                                        --------
   RETAIL-CATALOG -- (1.8%)
      Insight Enterprises, Inc. (a) ............           6,900         276,000
                                                                        --------
   RETAIL-SPECIALTY -- (1.2%)
      Guitar Center, Inc. (a) ..................           6,000         180,750
                                                                        --------
   SEMICONDUCTOR MANUFACTURING -- (3.9%)
      ATMI, Inc. (a) ...........................           2,200          33,000
      DSP Communications, Inc. (a) .............           8,500         116,875
      Semtech Corporation (a) ..................           7,200         127,350
      Vitesse Semiconductor Corporation (a) ....          10,700         330,362
                                                                        --------
                                                                         607,587
   SEMICONDUCTOR PRODUCT EQUIPMENT -- (0.6%)
      Helix Technology Corporation .............           6,400          96,000
                                                                        --------
   SOFTWARE-CLIENT/SERVER -- (2.2%)
      Bea Systems, Inc. (a) ....................           6,600         151,388
      Dendrite International, Inc. (a) .........           5,200         195,650
                                                                        --------
                                                                         347,038
   SOFTWARE-DESKTOP -- (1.6%)
      Visio Corporation (a) ....................           5,200         248,300
                                                                        --------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                               SHARES           VALUE
             ------------------                               ------           -----
COMMON STOCKS
   SOFTWARE-OTHER -- (1.9%)
      JDA Software Group, Inc. (a) ...............             4,200        $   183,750
      Radiant Systems, Inc. (a) ..................             7,700            111,650
                                                                            -----------
                                                                                295,400
   SPECIAL OUTPATIENT FACILITY -- (4.0%)
      National Surgery Centers, Inc. (a) .........            12,000            348,750
      Renal Care Group, Inc. (a) .................             6,300            277,594
      Total Renal Care Holdings, Inc. (a) ........                 1                 17
                                                                            -----------
                                                                                626,361
   SPECIALTY FINANCE -- (1.6%)
      HealthCare Financial Partners, Inc. (a) ....             4,100            251,381
                                                                            -----------
   SURFACE -- (1.3%)
      Coach USA, Inc. (a) ........................             4,400            200,750
                                                                            -----------
   SYSTEMS INTEGRATOR -- (10.1%)
      Computer Horizons Corporation (a) ..........             9,900            366,919
      Computer Management Sciences, Inc. (a) .....             8,000            190,000
      Computer Task Group, Inc. ..................            14,300            479,050
      Diamond Technology Partners, Inc. (a) ......             6,000            181,500
      Technology Solutions Company (a) ...........            11,450            362,822
                                                                            -----------
                                                                              1,580,291
   TELECOMMUNICATION COMPONENTS -- (2.1%)
      Sawtek, Inc. (a) ...........................             3,500             51,625
      Uniphase Corporation (a) ...................             4,500            282,516
                                                                            -----------
                                                                                334,141
   TELECOMMUNICATION EQUIPMENT -- (2.2%)
      Excel Switching Corporation (a) ............             3,700             92,037
      Tekelec, Inc. (a) ..........................             5,700            255,075
                                                                            -----------
                                                                                347,112
   TRANSACTIONS PROCESSING -- (2.2%)
      Envoy Corporation (a) ......................             3,000            142,125
      PMT Services, Inc. (a) .....................             8,200            208,587
                                                                            -----------
                                                                                350,712
                                                                            -----------
         TOTAL COMMON STOCKS -- (Cost $13,216,296)                   98.6%   15,359,626
                                                                            -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                                   INTEREST     MATURITY     MATURITY
             AND TITLE OF ISSUE                                   RATE         DATE        AMOUNT                       VALUE
             ------------------                                   ----         ----        ------                       -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (2.1%)
      State Street Bank and Trust Company (b) .........         4.500%     07/01/1998   $    334,042                $    334,000
                                                                                                                    ------------
         TOTAL SHORT TERM INVESTMENT -- (Cost $334,000)                                                       2.1%       334,000
                                                                                                                    ------------
TOTAL INVESTMENTS -- (Cost $13,550,296) ...............                                                     100.7%    15,693,626
OTHER ASSETS LESS LIABILITIES -- ......................                                                     (0.7)%      (108,518)
                                                                                                      ------------  ------------
NET ASSETS -- .........................................                                                     100.0%  $ 15,585,108
                                                                                                      ============  ============

(a)      Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 06/30/98, bearing 4.50% interest, to be repurchased at $334,042 on 07/01/98, is fully collateralized by a United States Treasury Bond, 9.125%, 05/15/18, with a value of $344,072.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES         VALUE
             ------------------                          ------         -----
COMMON STOCKS
   AUSTRALIA -- (0.9%)
      Evans Deakin Industries Ltd. ...............       18,200       $   46,320
      National Australia Bank ....................       11,754          155,411
      QBE Insurance Group ........................        4,375           15,480
      Rio Tinto Ltd. .............................        2,580           30,750
                                                                      ----------
                                                                         247,961
   BRAZIL -- (0.0%)
      Cia Riograndense de Telecomunicacoes .......        6,767            7,378
                                                                      ----------
   CANADA -- (3.5%)
      National Bank of Canada ....................        8,800          171,927
      Potash Corporation of Saskatchewan, Inc. ...        1,120           84,330
      Quebecor ...................................       12,539          248,812
      Seven Seas Petroleum, Inc.  (a) ............        4,600           94,300
      Toronto Dominion Bank Ontario ..............        6,700          304,142
                                                                      ----------
                                                                         903,511
   FINLAND -- (0.4%)
      Valmet Oyj .................................        6,200          107,009
                                                                      ----------
   FRANCE -- (7.6%)
      Axa-UAP ....................................        5,200          584,879
      Carbone Lorraine ...........................        1,000           88,658
      Credit Commerce France .....................        1,301          109,534
      Lafarge ....................................        2,166          223,919
      Michelin ...................................        1,327           76,604
      Pernod Ricard ..............................        4,450          308,409
      Societe Eurafrance S.A .....................          665          417,983
      Society Elf Aquitaine ......................        1,262          177,432
                                                                      ----------
                                                                       1,987,418
   GERMANY -- (3.9%)
      Bayer AG ...................................        2,700          139,832
      Karstadt AG ................................        1,150          559,552
      Schmalbach Lubeca AG .......................          475          119,840
      Springer Axel Verl .........................          263          193,956
                                                                      ----------
                                                                       1,013,180
   ITALY -- (1.2%)
      Arnoldo Mondadori Editore ..................       26,300          310,848
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                            SHARES           VALUE
             ------------------                            ------           -----
COMMON STOCKS
   JAPAN -- (4.2%)
      Dai-Tokyo Fire & Marine .......................       58,000       $  202,603
      Fuji Photo Film Company .......................        6,000          209,590
      Fujitsu .......................................       14,000          147,827
      Nichiei Company ...............................        2,200          150,199
      Sony Corporation ..............................        4,600          397,555
                                                                         ----------
                                                                          1,107,774
   NETHERLANDS -- (3.0%)
      Fugro N.V .....................................        3,480          138,669
      Philips Electronic ............................        2,550          214,513
      Unilever N.V ..................................        2,731          216,841
      Van Ommeren Kon ...............................        5,400          226,865
                                                                         ----------
                                                                            796,888
   SPAIN -- (1.7%)
      Banco Santande S.A.  (a) ......................        9,780          250,320
      Repsol S.A ....................................        3,770          207,737
                                                                         ----------
                                                                            458,057
   SWEDEN -- (7.0%)
      Astra AB ......................................       32,070          655,392
      Electrolux AB  (a) ............................       10,000          171,765
      Getinge Industrier AB .........................        6,600          134,880
      Granges AB ....................................        1,000           18,305
      Lifco AB  (a) .................................        1,320            6,454
      Pharmacia & Upjohn, Inc. ......................        2,655          122,165
      Skandinaviska Enskilda Banken .................       27,300          467,208
      Volvo AB ......................................        8,100          241,192
                                                                         ----------
                                                                          1,817,361
   SWITZERLAND -- (8.9%)
      Edipresse S.A .................................          750          206,531
      Hero AG .......................................          160          108,829
      Lindt & Spruengli .............................          130          335,666
      Nestle S.A ....................................          490        1,050,347
      Novartis AG ...................................          310          516,701
      SGS Societe General de Surveillance Holding S.A           55           93,380
                                                                         ----------
                                                                          2,311,454
   UNITED KINGDOM -- (17.3%)
      B.A.T. Industries .............................       27,900          279,508
      British Airways Plc ...........................       10,000          108,280
      British Telecommunications Plc ................       30,700          379,322
      Compass Group .................................       34,600          398,624
      Cordiant Commerce .............................       58,700          129,865
      Diageo Plc ....................................       36,058          427,463

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                         SHARES           VALUE
             ------------------                         ------           -----
COMMON STOCKS
   UNITED KINGDOM -- (CONTINUED)
      Glaxo Wellcome Plc ........................        11,421       $  343,062
      Lloyds TSB Group ..........................        21,902          306,638
      London International Group ................       124,300          434,804
      Lonrho ....................................        14,375           67,445
      Lonrho Africa .............................        14,375           17,641
      Pearson ...................................        15,265          279,858
      Pilkington  (a) ...........................        94,000          173,432
      Saatchi & Saatchi .........................        58,700          162,699
      Smithkline Beecham ........................        24,454          298,678
      Vardon ....................................        62,100          186,639
      Vodafone Group ............................        40,137          509,662
                                                                      ----------
                                                                       4,503,620
   UNITED STATES -- (35.2%)
      Action Performance Companies, Inc.  (a) ...         2,500           80,469
      ADVO, Inc.  (a) ...........................         5,300          149,394
      Antec Corporation  (a) ....................         7,200          166,950
      Applied Power, Inc. .......................         4,200          144,375
      Artisan Components, Inc.  (a) .............         5,800           78,300
      AXENT Technologies, Inc.  (a) .............         6,000          183,750
      Big Flower Holdings, Inc.  (a) ............         4,200          126,000
      Bright Horizons, Inc.  (a) ................         2,900           81,200
      Broadcom Corporation  (a) .................           500           36,813
      Brylane, Inc.  (a) ........................         2,300          105,800
      CCC Information Services Group, Inc.  (a) .         7,400          122,100
      Cendant Corporation  (a) ..................             9              188
      Centennial Bancorp ........................         7,800          140,400
      ChiRex, Inc.  (a) .........................         2,200           38,638
      Cognex Corporation  (a) ...................           900           16,650
      Computer Learning Centers, Inc.  (a) ......        12,500          310,937
      Core Laboratories N.V.  (a) ...............         5,600          121,100
      CorporateFamily Solutions, Inc.  (a) ......         2,700           67,500
      Coulter Pharmaceutical, Inc.  (a) .........         3,000           91,125
      Covenant Transport, Inc.  (a) .............         5,300          103,350
      CSG Systems International, Inc.  (a) ......         3,500          164,062
      Cyberonics, Inc.  (a) .....................         3,200           34,000
      DA Consulting Group, Inc.  (a) ............         4,000           57,500
      Delphi Financial Group, Inc. ..............         1,428           80,414
      Dime Community Bancorp, Inc. ..............         6,100          169,275
      Dominick's Supermarkets, Inc.  (a) ........         3,100          138,144
      E.W. Blanch Holdings, Inc. ................         2,500           91,875
      Electronics for Imaging, Inc.  (a) ........         6,500          137,312
      FileNET Corporation  (a) ..................         5,000          144,375
      First Alliance Company  (a) ...............         7,600           53,200
      Forrester Research, Inc.  (a) .............         4,300          170,925

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                           SHARES          VALUE
             ------------------                           ------          -----
COMMON STOCKS
   UNITED STATES -- (CONTINUED)
      Friede Goldman International, Inc.  (a) ....         2,800        $ 80,850
      General Cable Corporation ..................         6,750         194,906
      Genesis Health Ventures, Inc.  (a) .........         4,000         100,000
      Health Management Associates  (a) ..........         4,200         140,437
      Hearst-Argyle Television, Inc.  (a) ........         4,600         184,000
      Helen Troy Ltd.  (a) .......................         7,600         167,200
      Hyperion Telecommunications  (a) ...........         3,200          50,200
      IDEXX Laboratories, Inc.  (a) ..............         4,000          99,500
      Interim Services, Inc.  (a) ................         5,000         160,625
      InterWest Bancorp, Inc. ....................         4,300         186,512
      JDA Software Group, Inc.  (a) ..............         2,600         113,750
      K & G Mens Center Inc.  (a) ................         4,600         104,075
      Kaydon Corporation .........................         3,400         120,062
      Lason, Inc.  (a) ...........................         2,000         109,000
      Lattice Semiconductor Corp.  (a) ...........         3,500          99,422
      Lycos, Inc.  (a) ...........................         1,500         113,063
      Market Facts, Inc.  (a) ....................         5,100         110,925
      MAXIMUS, Inc.  (a) .........................           400          11,500
      Mercury Interactive Corporation  (a) .......         3,200         142,800
      Mesaba Holdings, Inc.  (a) .................         6,450         148,350
      Michaels Stores, Inc.  (a) .................         4,600         162,294
      Mobius Management Systems, Inc.  (a) .......         2,300          34,500
      National R.V. Holdings, Inc.  (a) ..........         3,500         157,938
      Newpark Resource, Inc.  (a) ................        10,300         114,588
      Oneida Ltd. ................................         4,600         140,875
      Overseas Shipholding Group, Inc. ...........         3,100          63,163
      Penn-America Group, Inc. ...................        12,900         174,150
      PRI Automation, Inc.  (a) ..................         6,100         104,081
      ProMedCo Management Company  (a) ...........         5,600          57,400
      Roper Industries, Inc. .....................         4,800         125,400
      Russ Berrie & Company, Inc. ................         7,500         187,500
      Scientific-Atlanta, Inc. ...................         6,200         157,325
      Showbiz Pizza Time, Inc.  (a) ..............         3,700         149,156
      Sinclair Broadcast Group, Inc.  (a) ........         3,100          89,125
      SIPEX Corporation  (a) .....................         5,500         118,250
      Sis Bancorp, Inc. ..........................         3,200         124,000
      Suiza Foods Corporation  (a) ...............         3,000         179,062
      Superior TeleCom, Inc. .....................         4,300         178,987
      TCF Financial Corporation ..................         2,000          59,000
      The DII Group, Inc.  (a) ...................        11,500         196,219
      The Good Guys, Inc.  (a) ...................        11,300         152,197
      The Scotts Company .........................         3,900         145,275
      Total Renal Care Holdings, Inc.  (a) .......         3,033         104,639
      Twinlab Corporation  (a) ...................         2,200          96,113

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                   SHARES                                                    VALUE
             ------------------                                   ------                                                    -----
   COMMON STOCKS
   UNITED STATES -- (CONTINUED)
      Valassis Communications, Inc.  (a) ............             4,500                                               $   173,531
      Viatel, Inc.  (a) .............................             4,500                                                    76,500
      Wesley Jessen VisionCare, Inc.  (a) ...........               700                                                    16,188
                                                                                                                      -----------
                                                                                                                        9,180,754
                                                                                                                      -----------
         TOTAL COMMON STOCKS -- (Cost $19,562,097) ..                                                      94.8%       24,753,213
                                                                                                                      -----------
DEPOSITARY RECEIPTS
   UNITED KINGDOM -- (0.5%)
      Smithkline Beecham Plc ........................             2,000                                                   121,001
                                                                                                                      -----------
         TOTAL DEPOSITARY RECEIPTS -- (Cost $101,850)                                                       0.5%          121,001
                                                                                                                      -----------

                                                                  INTEREST  MATURITY     PRINCIPAL
                                                                    RATE      DATE        AMOUNT
CORPORATE BOND
   BRAZIL -- (0.0%)
      Vale Rio Doce Cia (b) .............................         0.000%    12/31/1999   $      9,500                           0
                                                                                                                     ------------
         TOTAL CORPORATE BOND -- (Cost $0) ..............                                                      0.0%             0
                                                                                                                     ------------
SHORT TERM INVESTMENT
   UNITED STATES -- (4.7%)
      Federal Farm Credit Bank Consolidated
         Discount Note ..................................         5.400%    07/01/1998      1,230,000                   1,230,000
                                                                                                                     ------------
         TOTAL SHORT TERM INVESTMENT -- (Cost $1,230,000)                                                      4.7%     1,230,000
                                                                                                                     ------------
TOTAL INVESTMENTS -- (Cost $20,893,947) .................                                                    100.0%    26,104,214
OTHER ASSETS LESS LIABILITIES -- ........................                                                      0.0%        (8,991)
                                                                                                       ------------  ------------
NET ASSETS -- ...........................................                                                    100.0%  $ 26,095,223
                                                                                                       ============  ============

(a)      Non-income producing security.

(b)      Zero coupon security.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                            June 30, 1998 (Unaudited)

                                                         PERCENT OF
  INDUSTRY                                               NET ASSETS      VALUE
  --------                                               ----------      -----
Airlines ....................................              1.0%       $  256,630
Automobiles .................................              0.9           241,192
Automotive Parts ............................              0.3            76,604
Banking .....................................              8.0         2,074,855
Broadcasting/Publishing .....................              3.1           801,795
Building Materials & Construction ...........              1.5           381,857
Business Services ...........................              1.4           365,162
Cables/Fiberoptics ..........................              0.7           194,906
Chemicals ...................................              0.5           139,832
Commercial Services .........................              3.0           786,211
Computer Services ...........................              0.2            57,500
Computer Software ...........................              2.8           732,238
Consumer Electronics ........................              2.3           612,068
Consumer Products ...........................              2.7           709,730
Cosmetics & Toiletries ......................              0.6           167,200
Diversified .................................              1.2           301,927
Drugs & Health Care .........................              7.4         1,939,812
Educational Services ........................              3.0           790,761
Electrical Equipment ........................              1.1           284,877
Electronics .................................              3.5           919,150
Energy Sources ..............................              1.5           385,169
Engineering & Construction ..................              0.5           138,669
Fertilizer ..................................              0.9           229,605
Financial Services ..........................              6.9         1,802,911
Food & Beverages ............................              9.2         2,409,776
Graphic-Image Processing ....................              0.5           137,312
Health & Personal Care ......................              3.4           877,866
Health Care Management Services .............              0.8           197,837
Hotels, Leisure & Tourism ...................              1.0           267,108
Insurance ...................................              4.4         1,149,402
Investment Companies ........................              1.6           417,983
Manufacturing ...............................              1.6           414,979
Medical Equipment ...........................              1.1           274,834
Metals ......................................              0.2            49,054
Oil & Gas ...................................              0.4            94,300
Oil Services ................................              2.1           543,403
Packaging ...................................              0.5           119,840
Printing ....................................              0.7           173,531
Publishing ..................................              4.4         1,138,125
Restaurants .................................              0.6           149,156
Retail-Apparel ..............................              0.4           104,075
Retail-Catalog ..............................              0.4           105,800

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

                                                  PERCENT OF
  INDUSTRY                                        NET ASSETS            VALUE
  --------                                        ----------            -----
Retail-Grocery ............................               0.5%       $   138,144
Retail-Trade ..............................               3.3            874,043
Special Outpatient Facility ...............               0.4            104,639
Surface Transportation ....................               0.6            166,513
Telecommunication Equipment ...............               1.9            503,263
Telecommunications ........................               3.6            946,562
Telephone .................................               0.3             76,500
Tobacco ...................................               1.1            279,508
                                                  -----------        -----------
   TOTAL ..................................             100.0%       $26,104,214
                                                  ===========        ===========

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                         SHARES           VALUE
             ------------------                         ------           -----
COMMON STOCKS
   APPAREL & TEXTILES -- (1.0%)
      Westpoint Stevens, Inc. (a) ................       23,000       $  759,000
                                                                      ----------
   BANKS -- (7.7%)
      BankAmerica Corporation ....................       18,000        1,555,875
      Fifth Third Bancorp ........................       21,225        1,337,175
      Norwest Corporation ........................       16,000          598,000
      Star Banc Corporation ......................       12,000          766,500
      State Street Corporation ...................        9,000          625,500
      Zions Bancorporation .......................       14,000          743,750
                                                                      ----------
                                                                       5,626,800
   BUSINESS SERVICES -- (1.3%)
      Accustaff, Inc. (a) ........................       30,000          937,500
                                                                      ----------
   COMMUNICATIONS EQUIPMENT -- (2.3%)
      Tellabs, Inc. (a) ..........................       23,500        1,683,187
                                                                      ----------
   COMPUTER RELATED -- (8.1%)
      Cisco Systems, Inc. (a) ....................       28,500        2,623,781
      Compaq Computer Corporation ................       21,500          610,063
      Dell Computer Corporation (a) ..............        9,000          835,312
      EMC Corporation (a) ........................       40,500        1,814,906
                                                                      ----------
                                                                       5,884,062
   COMPUTER SOFTWARE -- (13.6%)
      America Online, Inc. .......................        8,000          848,000
      BMC Software, Inc. (a) .....................       49,000        2,544,937
      Computer Associates International, Inc. ....       17,575          976,511
      Compuware Corporation (a) ..................       25,000        1,278,125
      HBO & Company ..............................       24,000          846,000
      Microsoft Corporation (a) ..................       21,500        2,330,062
      Parametric Technology Corporation (a) ......       14,500          393,313
      Peoplesoft, Inc. (a) .......................       14,000          658,000
                                                                      ----------
                                                                       9,874,948
   COSMETICS & TOILETRIES -- (2.8%)
      CVS Corporation ............................        8,546          332,760
      Gillette Company ...........................       23,000        1,303,812
      Walgreen Company ...........................        9,000          371,813
                                                                      ----------
                                                                       2,008,385
   DRUGS -- (11.0%)
      Eli Lilly & Company ........................       18,000        1,189,125
      Merck & Company, Inc. ......................        6,500          869,375
      Pfizer, Inc. ...............................       21,500        2,336,781
      Schering Plough Corporation ................       20,000        1,832,500
      Warner Lambert Company .....................       16,500        1,144,688
      Watson Pharmaceuticals, Inc. (a) ...........       14,000          653,625
                                                                      ----------
                                                                       8,026,094

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                        SHARES           VALUE
             ------------------                        ------           -----
COMMON STOCKS
   ELECTRIC POWER -- (2.2%)
      AES Corporation (a) ......................        30,500        $1,603,156
                                                                      ----------
   ELECTRICAL EQUIPMENT -- (0.6%)
      General Electric Company .................         4,500           409,500
                                                                      ----------
   ELECTRONICS -- (0.5%)
      Applied Power, Inc. ......................         9,500           326,563
                                                                      ----------
   ENVIRONMENTAL -- (1.6%)
      Allied Waste Industries, Inc. (a) ........        15,000           360,000
      Tyco International, Ltd. .................        13,000           819,000
                                                                      ----------
                                                                       1,179,000
   EXPLORATION & DRILLING -- (2.2%)
      Smith International, Inc. (a) ............        13,500           469,969
      Transocean Offshore, Inc. ................        25,000         1,112,500
                                                                      ----------
                                                                       1,582,469
   FINANCIAL SERVICES -- (4.6%)
      Federal National Mortgage Association ....        10,000           607,500
      FINOVA Group, Inc. .......................        19,000         1,075,875
      Paychex, Inc .............................         9,000           365,625
      Sunamerica, Inc. .........................        23,000         1,321,062
                                                                      ----------
                                                                       3,370,062
   FOOD RETAILERS -- (1.5%)
      Safeway, Inc. (a) ........................        26,500         1,078,219
                                                                      ----------
   INSURANCE -- (7.7%)
      Allstate Corporation .....................        11,000         1,007,188
      American International Group, Inc. .......        11,000         1,606,000
      Conseco, Inc. ............................         7,000           327,250
      Progressive Corporation ..................         4,500           634,500
      Travelers, Inc. ..........................        33,500         2,030,937
                                                                      ----------
                                                                       5,605,875
   LEISURE & ENTERTAINMENT -- (0.6%)
      Carnival Corporation .....................        10,000           396,250
                                                                      ----------
   MEDIA -- (2.0%)
      Clear Channel Communications (a) .........        10,000         1,091,250
      Tele Communications, Inc. (a) ............        10,000           384,375
                                                                      ----------
                                                                       1,475,625
   MEDICAL PRODUCTS & SUPPLIES -- (3.2%)
      Guidant Corporation ......................        13,500           962,719
      Medtronic, Inc. ..........................        15,000           956,250
      Sofamor Danek Group, Inc. (a) ............         4,500           389,531
                                                                      ----------
                                                                       2,308,500

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES           VALUE
             ------------------                          ------           -----
COMMON STOCKS
   MEDICAL SUPPLIES & SERVICES -- (3.1%)
      Cardinal Health, Inc. ......................       14,500        $ 1,359,375
      Health Management Associates, Inc. (a) .....       11,000            367,813
      Lincare Holdings, Inc. (a) .................        9,000            378,562
      Quintiles Transnational Corporation (a) ....        3,500            172,156
                                                                       -----------
                                                                         2,277,906
   OIL SERVICES -- (2.1%)
      Baker Hughes, Inc. .........................       22,500            777,657
      Petroleum Geo-Services (a) .................       14,000            427,000
      Schlumberger, Ltd. .........................        4,500            307,406
                                                                       -----------
                                                                         1,512,063
   PRINTING & PUBLISHING -- (4.0%)
      Omnicom Group ..............................       44,000          2,194,500
      The New York Times Company .................        9,000            713,250
                                                                       -----------
                                                                         2,907,750
   RETAIL -- (2.1%)
      Dayton Hudson Corporation ..................       23,000          1,115,500
      Dollar Tree Stores, Inc. (a) ...............       10,500            426,563
                                                                       -----------
                                                                         1,542,063
   RETAIL-DISCOUNT -- (2.0%)
      Consolidated Stores Corporation (a) ........        9,437            342,091
      Dollar General Corporation .................       19,000            726,864
      TJX Companies, Inc. ........................       16,000            386,000
                                                                       -----------
                                                                         1,454,955
   RETAIL-SPECIALTY -- (4.8%)
      Bed Bath & Beyond, Inc. (a) ................       14,000            725,375
      Gap, Inc. ..................................       13,500            831,938
      Home Depot, Inc. ...........................       11,000            913,687
      Staples, Inc. (a) ..........................       24,500            708,969
      United Stationers, Inc. (a) ................        5,200            336,700
                                                                       -----------
                                                                         3,516,669
   SAVINGS & LOANS -- (0.9%)
      H.F. Ahmanson & Company ....................        9,000            639,000
                                                                       -----------
   TELECOMMUNICATIONS-CELLULAR/WIRELESS -- (1.3%)
      AirTouch Communications, Inc. (a) ..........       15,500            905,781
                                                                       -----------
   TELECOMMUNICATIONS-LONG DISTANCE -- (1.2%)
      Worldcom, Inc. .............................       18,000            871,875
                                                                       -----------
   TRUCKING & SHIPPING -- (0.9%)
      Airbourne Freight Corporation ..............       18,000            628,875
                                                                       -----------
         TOTAL COMMON STOCKS -- (Cost $44,866,565)              96.9%   70,392,132
                                                                       -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                                     INTEREST   MATURITY     MATURITY
             AND TITLE OF ISSUE                                     RATE       DATE        AMOUNT                       VALUE
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (3.0%)
      State Street Bank and Trust Company (b) ...........         4.500%    07/01/1998   $ 2,214,277                 $ 2,214,000
                                                                                                                     -----------
         TOTAL SHORT TERM INVESTMENT -- (Cost $2,214,000)                                                     3.0%     2,214,000
                                                                                                                     -----------
TOTAL INVESTMENTS -- (Cost $47,080,565) .................                                                    99.9%    72,606,132
OTHER ASSETS LESS LIABILITIES -- ........................                                                     0.1%        73,860
                                                                                                       -----------   -----------
NET ASSETS -- ...........................................                                                   100.0%   $72,679,992
                                                                                                       ===========   ===========

(a)      Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 06/30/98, bearing 4.50% interest, to be repurchased at $2,214,277 on 07/01/98, is fully collateralized by a United States Treasury Bond, 9.125%, 05/15/18, with a value of $2,261,044.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                         SHARES           VALUE
             ------------------                         ------           -----
COMMON STOCKS
AEROSPACE & DEFENSE -- (3.5%)
   Aeroquip Vickers, Inc. .......................          800        $   46,700
   General Dynamics Corporation .................        3,000           139,500
   Lockheed Martin Corporation ..................        2,400           254,100
   United Technologies Corporation ..............        2,400           222,000
                                                                      ----------
                                                                         662,300
AUTOMOTIVE -- (1.8%)
   Ford Motor Company ...........................        2,600           153,400
   General Motors Corporation ...................        1,600           106,900
   PACCAR, Inc. .................................        1,500            78,375
                                                                      ----------
                                                                         338,675
BANKS -- (7.8%)
   AmSouth Bancorporation .......................        1,650            64,866
   BankAmerica Corporation ......................        1,600           138,300
   Chase Manhattan Corporation ..................        5,200           392,600
   Citicorp .....................................          400            59,700
   Comerica, Inc. ...............................        3,100           205,375
   First Union Corporation ......................        1,700            99,025
   NationsBank Corporation ......................        5,200           397,800
   Republic New York Corporation ................        2,000           125,875
                                                                      ----------
                                                                       1,483,541
BROADCASTING/PUBLISHING -- (1.0%)
   Gannett Company, Inc. ........................        2,600           184,762
                                                                      ----------
BUILDING MATERIALS & CONSTRUCTION -- (0.9%)
   Lowe's Companies, Inc. .......................        2,800           113,575
   USG Corporation ..............................        1,000            54,125
                                                                      ----------
                                                                         167,700
BUSINESS SERVICES -- (0.9%)
   Accustaff, Inc. (a) ..........................        3,900           121,875
   Manpower, Inc. ...............................        1,400            40,162
                                                                      ----------
                                                                         162,037
CAPITAL EQUIPMENT -- (1.0%)
   Deere & Company ..............................        3,700           195,637
                                                                      ----------
CHEMICALS & PLASTICS -- (2.8%)
   Dow Chemical Company .........................          600            58,013
   duPont (E.I.) deNemours ......................        1,100            82,087
   Goodrich (B.F.) Company ......................          900            44,663
   PPG Industries, Inc. .........................        2,800           194,775
   Solutia, Inc. ................................        5,100           146,306
                                                                      ----------
                                                                         525,844
COMMERCIAL SERVICES -- (0.0%)
   Dunn & Bradstreet Corporation ................          100             3,613
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
COMPUTERS & BUSINESS EQUIPMENT -- (1.0%)
   Hewlett Packard Company ........................         600       $   35,925
   International Business Machines Corporation ....       1,400          160,737
                                                                      ----------
                                                                         196,662
COMPUTER RELATED -- (3.9%)
   Cisco Systems, Inc. (a) ........................         900           82,856
   Computer Sciences Corporation ..................         900           57,600
   EMC Corporation (a) ............................       1,800           80,663
   Intel Corporation ..............................       2,300          170,487
   Lexmark International Group, Inc. (a) ..........       1,800          109,800
   Storage Technology Corporation (a) .............       2,200           95,425
   Unisys Corporation (a) .........................       5,000          141,250
                                                                      ----------
                                                                         738,081
COMPUTER SOFTWARE -- (1.5%)
   Autodesk, Inc. .................................       3,600          139,050
   Computer Associates International, Inc. ........       2,800          155,575
                                                                      ----------
                                                                         294,625
COSMETICS & TOILETRIES -- (0.4%)
   Avon Products, Inc. ............................         500           38,750
   Gillette Company ...............................         800           45,350
                                                                      ----------
                                                                          84,100
DRUGS -- (8.1%)
   American Home Products Corporation .............         800           41,400
   Amgen, Inc. ....................................       4,500          294,187
   Bristol Myers Squibb Company ...................       2,900          333,319
   Cardinal Health, Inc. ..........................       1,200          112,500
   Eli Lilly & Company ............................         800           52,850
   Merck & Company, Inc. ..........................       1,700          227,375
   Pfizer, Inc. ...................................       3,600          391,275
   Schering-Plough Corporation ....................       1,000           91,625
                                                                      ----------
                                                                       1,544,531
ELECTRIC UTILITIES -- (1.7%)
   DTE Energy Company .............................         900           36,337
   Energy East Corporation (a) ....................       1,400           58,275
   Firstenergy Corporation ........................       1,200           36,900
   GPU, Inc. ......................................         600           22,688
   PP&L Resources, Inc. ...........................       1,900           43,106
   Public Service Enterprise Group ................       3,600          123,975
                                                                      ----------
                                                                         321,281
ELECTRICAL EQUIPMENT -- (2.7%)
   General Electric Company .......................       5,700          518,700
                                                                      ----------
ELECTRONICS -- (0.6%)
   Tandy Corporation ..............................       2,200          116,738
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES           VALUE
             ------------------                          ------           -----
COMMON STOCKS
FINANCIAL SERVICES -- (3.8%)
   American Express Company .....................         1,200         $136,800
   Countrywide Credit Industries, Inc. ..........         1,900           96,425
   Federal National Mortgage Association ........         3,900          236,925
   Marsh & McLennan Companies, Inc. .............         3,300          199,444
   Travelers Group, Inc. ........................           800           48,500
                                                                        --------
                                                                         718,094
FOOD & BEVERAGES -- (4.5%)
   Anheuser-Busch Companies, Inc. ...............         2,800          132,125
   Coca-Cola Company ............................         4,000          342,000
   Interstate Bakeries Corporation ..............         5,100          169,256
   PepsiCo, Inc. ................................         3,300          135,919
   Quaker Oats Company ..........................         1,300           71,419
                                                                        --------
                                                                         850,719
HEALTH CARE -- (1.3%)
   Columbia / HCA Healthcare Corporation ........         3,200           93,200
   Wellpoint Health Networks, Inc. (a) ..........         2,000          148,000
                                                                        --------
                                                                         241,200
HIGH TECHNOLOGY MANUFACTURING -- (4.0%)
   Honeywell, Inc. ..............................         2,500          208,906
   Johnson Controls, Inc. .......................         1,800          102,938
   Lucent Technologies, Inc. ....................         5,500          457,531
                                                                        --------
                                                                         769,375
HOUSEHOLD PRODUCTS -- (1.4%)
   National Service Industries, Inc. ............         1,700           86,488
   Premark International, Inc. ..................         1,000           32,250
   Procter & Gamble Company .....................         1,700          154,806
                                                                        --------
                                                                         273,544
INSURANCE -- (3.2%)
   Allstate Corporation .........................         3,400          311,313
   American General Corporation .................           700           49,831
   American International Group, Inc. ...........           700          102,200
   Equitable Companies, Inc. ....................         2,000          149,875
                                                                        --------
                                                                         613,219
INVESTMENT COMPANIES -- (2.7%)
   Bear Stearns Companies, Inc. .................           700           39,813
   Lehman Brothers Holdings, Inc. ...............         1,700          131,856
   Morgan Stanley, Dean Witter,
       Discover and Company .....................         3,800          347,225
                                                                        --------
                                                                         518,894
LEISURE & ENTERTAINMENT -- (0.8%)
   Carnival Corporation .........................         2,400           95,100
   The Walt Disney Company ......................           600           63,037
                                                                        --------
                                                                         158,137

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES           VALUE
             ------------------                          ------           -----
COMMON STOCKS
MACHINERY & EQUIPMENT -- (1.5%)
   Caterpillar, Inc. ............................         4,400         $232,650
   Ingersoll-Rand Company .......................         1,200           52,875
                                                                        --------
                                                                         285,525
MEDICAL SUPPLIES & SERVICES -- (2.4%)
   Abbott Laboratories ..........................           600           24,525
   Becton, Dickinson & Company ..................         1,100           85,388
   Guidant Corporation ..........................         1,800          128,362
   Johnson & Johnson ............................         1,300           95,875
   McKesson Corporation .........................         1,600          130,000
                                                                        --------
                                                                         464,150
OFFICE SUPPLIES & EQUIPMENT -- (1.1%)
   Xerox Corporation ............................         2,000          203,250
                                                                        --------
OIL & GAS -- (3.8%)
   Apache Corporation ...........................         3,600          113,400
   Exxon Corporation ............................         5,300          377,956
   Mobil Corporation ............................         3,000          229,875
                                                                        --------
                                                                         721,231
PAPER -- (0.4%)
   Fort James Corporation .......................           600           26,700
   Georgia Pacific Timber Corporation ...........         1,800           41,513
                                                                        --------
                                                                          68,213
PETROLEUM SERVICES -- (2.3%)
   Amoco Corporation ............................         4,800          199,800
   Chevron Corporation ..........................         1,300          107,981
   Rowan Companies, Inc. (a) ....................         2,200           42,763
   Texaco, Inc. .................................         1,600           95,500
                                                                        --------
                                                                         446,044
PRINTING & PUBLISHING -- (0.8%)
   A.H. Belo Corporation ........................           600           14,625
   Valassis Communications, Inc. (a) ............         3,500          134,969
                                                                        --------
                                                                         149,594
RETAIL -- (4.5%)
   Dayton Hudson Corporation ....................         2,600          126,100
   Federated Department Stores, Inc. (a) ........         2,300          123,769
   May Department Stores Company ................         2,500          163,750
   Sears, Roebuck & Company .....................         3,300          201,506
   Wal-Mart Stores, Inc. ........................         4,100          249,075
                                                                        --------
                                                                         864,200

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                        SHARES            VALUE
             ------------------                        ------            -----
COMMON STOCKS
RETAIL-DISCOUNT -- (1.2%)
   TJX Companies, Inc. ..........................       9,600        $   231,600
                                                                     -----------
RETAIL-SPECIALTY -- (3.5%)
   American Greetings Corporation ...............       1,100             56,031
   Costco Companies, Inc. (a) ...................       2,300            145,044
   General Nutrition Companies, Inc. (a) ........       4,400            136,950
   Home Depot, Inc. .............................         300             24,919
   Intimate Brands, Inc. ........................       1,700             46,856
   Kroger Company (a) ...........................       3,000            128,625
   Ross Stores, Inc. ............................       1,300             55,900
   VF Corporation ...............................       1,400             72,100
                                                                     -----------
                                                                         666,425
SOFTWARE -- (5.1%)
   BMC Software, Inc. (a) .......................       2,000            103,875
   Cadence Design Systems, Inc. (a) .............       2,500             78,125
   Microsoft Corporation (a) ....................       5,800            628,575
   Oracle System Corporation (a) ................       6,900            169,481
                                                                     -----------
                                                                         980,056
STEEL -- (0.9%)
   USX-US Steel Group, Inc. .....................       5,200            171,600
                                                                     -----------
TELECOMMUNICATIONS -- (7.0%)
   Ameritech Corporation ........................       4,800            215,400
   AT&T Corporation .............................       4,800            274,200
   Bell Atlantic Corporation ....................       5,624            256,595
   BellSouth Corporation ........................       2,100            140,962
   General Instrument Corporation (a) ...........       2,200             59,813
   GTE Corporation ..............................       1,100             61,187
   SBC Communications, Inc. .....................       4,000            160,000
   U.S. West, Inc. (a) ..........................       3,400            159,800
                                                                     -----------
                                                                       1,327,957
TOBACCO -- (0.5%)
   Philip Morris Companies, Inc. ................       2,500             98,438
                                                                     -----------
TRANSPORTATION -- (0.6%)
   Burlington Northern Santa Fe Corporation .....         500             49,094
   Trinity Industries, Inc. .....................       1,700             70,550
                                                                     -----------
                                                                         119,644
                                                                     -----------
      TOTAL COMMON STOCKS -- (Cost $15,804,123) .             96.9%   18,479,936
                                                                     -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                               INTEREST
             AND TITLE OF ISSUE                               RATE          SHARES                             VALUE
MUTUAL FUNDS -- (2.9%)
      Dreyfus Cash Management Plus (b) .......              5.50%           561,703                         $   561,703
                                                                                                            -----------
         TOTAL MUTUAL FUNDS -- (Cost $561,703)                                                   2.9%           561,703
                                                                                                            -----------
TOTAL INVESTMENTS -- (Cost $16,365,826) ......                                                  99.8%        19,041,639
OTHER ASSETS LESS LIABILITIES -- .............                                                   0.2%            29,520
                                                                                          -----------       -----------
NET ASSETS -- ................................                                                 100.0%       $19,071,159
                                                                                          ===========       ===========

(a)      Non-income producing security.

(b)      Interest rate shown is the 7 day yield as of June 30, 1998.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
AEROSPACE & DEFENSE -- (6.6%)
   Gulfstream Aerospace Corporation (a) ..........        8,800       $  409,200
   Litton Industries, Inc. (a) ...................        3,100          182,900
   Lockheed Martin Corporation ...................        2,500          264,688
   Raytheon Company, Class A .....................       11,250          648,281
   TRW, Inc. .....................................        6,100          333,212
   United Technologies Corporation ...............        2,850          263,625
                                                                      ----------
                                                                       2,101,906
ALUMINUM -- (0.8%)
   Alumax, Inc. ..................................        1,827           84,727
   Aluminum Company of America ...................        2,400          158,250
                                                                      ----------
                                                                         242,977
AUTOMOTIVE -- (3.5%)
   Chrysler Corporation ..........................       11,800          665,225
   Ford Motor Company ............................        8,000          472,000
                                                                      ----------
                                                                       1,137,225
BANKS AND SAVINGS -- (3.9%)
   Bank of New York Company, Inc. ................        3,700          224,544
   Citicorp ......................................        4,900          731,325
   First Chicago NBD Corporation .................        3,300          292,462
                                                                      ----------
                                                                       1,248,331
BUILDING MATERIALS & CONSTRUCTION -- (2.3%)
   American Standard Companies, Inc. (a) .........        5,700          254,719
   USG Corporation ...............................        8,950          484,418
                                                                      ----------
                                                                         739,137
BUSINESS SERVICES -- (1.4%)
   Deluxe Corporation ............................        3,400          121,763
   H & R Block, Inc. .............................        3,100          130,587
   WPP Group Plc .................................       29,900          196,077
                                                                      ----------
                                                                         448,427
CAPITAL EQUIPMENT -- (2.3%)
   Emerson Electric Company ......................        3,500          211,312
   Harnischfeger Industries, Inc. ................        4,700          133,069
   ITT Industries, Inc. ..........................       10,200          381,225
                                                                      ----------
                                                                         725,606
CHEMICALS -- (1.5%)
   Ferro Corporation .............................        6,100          154,406
   Union Carbide Corporation .....................        6,000          320,250
                                                                      ----------
                                                                         474,656
COMPUTERS -- (2.1%)
   Compaq Computer Corporation ...................       23,500          666,812
                                                                      ----------
COMPUTERS & BUSINESS EQUIPMENT -- (2.4%)
   International Business Machines Corporation ...        5,600          642,950
   Pitney Bowes, Inc. ............................        2,600          125,125
                                                                      ----------
                                                                         768,075

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
COMPUTER RELATED -- (1.7%)
   Allied Signal, Inc. ...........................        5,800       $  257,375
   Sun Microsystems, Inc. (a) ....................        6,300          273,656
                                                                      ----------
                                                                         531,031
CONSTRUCTION MATERIALS -- (1.2%)
   Harsco Corporation ............................        8,500          389,406
                                                                      ----------
DRUGS -- (3.0%)
   Baxter International, Inc. ....................        6,100          328,256
   Merck & Company, Inc. .........................        4,700          628,625
                                                                      ----------
                                                                         956,881
ECOLOGICAL SERVICES & EQUIPMENT -- (1.3%)
   USA Waste Services, Inc. (a) ..................        8,800          434,500
                                                                      ----------
ELECTRIC UTILITIES -- (2.1%)
   Allegheny Energy, Inc. ........................        5,500          165,688
   American Electric Power Company, Inc. .........        3,900          176,962
   DQE, Inc. .....................................        1,000           36,000
   Illinova Corporation ..........................        4,400          132,000
   Wisconsin Energy Corporation ..................        5,900          179,212
                                                                      ----------
                                                                         689,862
ELECTRONICS -- (1.6%)
   Dallas Semiconductor Corporation ..............        3,300          102,300
   National Semiconductor Corporation (a) ........        4,500           59,344
   Philips Electronics N.V .......................        2,400          204,000
   Teradyne, Inc. (a) ............................        5,400          144,450
                                                                      ----------
                                                                         510,094
ENERGY -- (0.8%)
   Occidental Petroleum Corporation ..............       10,000          270,000
                                                                      ----------
FINANCIAL SERVICES -- (9.8%)
   American Express Company ......................        1,400          159,600
   Associates First Capital Corporation, Class A .        2,055          157,978
   Federal Home Loan Mortgage Corporation ........        4,200          197,663
   Federal National Mortgage Association .........        5,400          328,050
   FINOVA Group, Inc. ............................        5,500          311,437
   MBIA, Inc. ....................................        6,100          456,737
   Provident Companies, Inc. .....................        5,700          196,650
   Terra Nova (Bermuda) Holdings, Ltd. ...........        4,300          134,913
   The PMI Group, Inc. ...........................       12,500          917,187
   Travelers Group, Inc. .........................        2,400          145,500
   Travelers Property Casualty Corporation .......        3,300          141,488
                                                                      ----------
                                                                       3,147,203

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
FOOD & BEVERAGES -- (4.4%)
   Anheuser-Busch Companies, Inc. ................       10,600       $  500,187
   Corn Products International, Inc. (a) .........        5,400          182,925
   Keebler Foods Company (a) .....................        8,600          236,500
   Ralston Purina Company ........................        1,400          163,538
   Sara Lee Corporation ..........................        3,100          173,406
   Unilever N.V ..................................        1,800          142,088
                                                                      ----------
                                                                       1,398,644
HEALTH CARE -- (5.3%)
   Foundation Health Systems, Inc. (a) ...........        9,020          237,903
   Tenet Healthcare Corporation (a) ..............        6,000          187,500
   Trigon Healthcare, Inc. (a) ...................       10,850          392,634
   United Healthcare Corporation .................        6,700          425,450
   Wellpoint Health Networks, Inc. (a) ...........        6,000          444,000
                                                                      ----------
                                                                       1,687,487
HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- (0.4%)
   Maytag Company ................................        2,435          120,228
                                                                      ----------
HOUSEHOLD PRODUCTS -- (2.0%)
   Premark International, Inc. ...................       11,500          370,875
   Rubbermaid, Inc. ..............................        8,000          265,500
                                                                      ----------
                                                                         636,375
INDUSTRIAL MANUFACTURING & PROCESSING -- (1.5%)
   UNOVA, Inc. (a) ...............................       22,700          488,050
                                                                      ----------
INVESTMENT COMPANIES -- (0.7%)
   Lehman Brothers Holdings, Inc. ................        3,100          240,444
                                                                      ----------
MACHINERY & EQUIPMENT -- (0.5%)
   Caterpillar, Inc. .............................        2,800          148,050
                                                                      ----------
OIL & GAS -- (1.2%)
   Burlington Resources, Inc. ....................        6,300          271,294
   R & B Falcon Corporation (a) ..................        5,174          117,062
                                                                      ----------
                                                                         388,356
OIL SERVICES -- (0.5%)
   Noble Drilling Corporation (a) ................        6,800          163,625
                                                                      ----------
PHOTOGRAPHY -- (1.8%)
   Polaroid Corporation ..........................       15,900          565,444
                                                                      ----------
PUBLISHING SERVICES -- (0.5%)
   R.R. Donnelley & Sons Company .................        3,400          155,550
                                                                      ----------
REAL ESTATE -- (0.2%)
   Equity Residential Properties Trust ...........        1,400           66,413
                                                                      ----------
RETAIL-DISCOUNT -- (1.0%)
   Consolidated Stores Corporation (a) ...........        8,700          315,375
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                               SHARES           VALUE
             ------------------                               ------           -----
   COMMON STOCKS
   RETAIL-SPECIALTY - (0.4%)
      Proffitts, Inc. (a) .............................        3,300        $   133,237
                                                                            -----------
   RETAIL-TRADE -- (5.3%)
      Federated Department Stores, Inc. (a) ...........       13,150            707,634
      May Department Stores Company ...................        5,000            327,500
      Neiman Marcus Group, Inc. (a) ...................        3,700            160,719
      Payless Shoesource, Inc. (a) ....................        2,285            168,376
      Sears, Roebuck & Company ........................        5,300            323,631
                                                                            -----------
                                                                              1,687,860
   TELECOMMUNICATIONS -- (6.9%)
      Alltel Corporation ..............................        2,500            116,250
      Ameritech Corporation ...........................        5,800            260,275
      AT&T Corporation ................................        8,000            457,000
      Bell Atlantic Corporation .......................       10,380            473,587
      BellSouth Corporation ...........................        4,900            328,913
      Loral Space & Communications (a) ................        5,200            146,900
      Motorola, Inc. ..................................        3,500            183,969
      SBC Communications, Inc. ........................        5,700            228,000
                                                                            -----------
                                                                              2,194,894
   TOBACCO -- (0.9%)
      Philip Morris Companies, Inc. ...................        7,700            303,188
                                                                            -----------
   TRANSPORTATION -- (1.1%)
      Burlington Northern Santa Fe Corporation ........        1,800            176,738
      CSX Corporation .................................        3,800            172,900
                                                                            -----------
                                                                                349,638
                                                                            -----------
         TOTAL COMMON STOCKS -- (Cost $22,934,146) ....              82.9%   26,524,987
                                                                            -----------
DEPOSITARY RECEIPTS
   OIL -- (4.2%)
      British Petroleum Plc ...........................        9,759            861,232
      Total S.A .......................................        7,200            470,700
                                                                            -----------
                                                                              1,331,932
   CHEMICALS -- (1.1%)
      Rhone Poulenc S.A ...............................        6,350            356,791
                                                                            -----------
         TOTAL DEPOSITARY RECEIPTS -- (Cost $1,355,076)               5.3%    1,688,723
                                                                            -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                   SHARES                                                    VALUE
             ------------------                                   ------                                                    -----
PREFERRED STOCKS
   INDUSTRIAL MACHINERY -- (0.7%)
      Ingersoll Rand Ltd. ...............................         11,400                                                  $229,425
                                                                                                                          --------
   REAL ESTATE -- (0.5%)
      Equity Residential Properties Trust ...............          7,100                                                   172,175
                                                                                                                          --------
   TELEPHONE -- (0.7%)
      Airtouch Communications, Inc., Class B, Convertible          4,800                                                   231,600
                                                                                                                          --------
         TOTAL PREFERRED STOCKS -- (Cost $575,890) ......                                                      1.9%        633,200
                                                                                                                          --------

                                                             INTEREST     MATURITY       PRINCIPAL
                                                               RATE         DATE          AMOUNT
CORPORATE BONDS
   OIL SERVICES -- (0.7%)
      Diamond Offshore Drilling, Inc.,
         Convertible .............................           3.750%      02/15/2007      $  190,000                        218,975
                                                                                                                        ----------
   RETAIL-TRADE -- (0.4%)
      Rite Aid Corporation, Convertible (b) ......           5.250%      09/15/2002         100,000                        122,000
                                                                                                                        ----------
         TOTAL CORPORATE BONDS -- (Cost $350,745)                                                               1.1%       340,975
                                                                                                                        ----------
CONVERTIBLE BOND
   ELECTRONICS -- (0.4%)
      National Semiconductor Corporation .........           6.500%      10/01/2002         140,000                        128,580
                                                                                                                        ----------
         TOTAL CONVERTIBLE BOND -- (Cost $131,175)                                                              0.4%       128,580
                                                                                                                        ----------

                                                                                          MATURITY
                                                                                           AMOUNT
                                                                                           ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (8.7%)
      State Street Bank and Trust Company (c) ...........         5.750%     07/01/1998   $  2,773,443                   2,773,000
                                                                                                                      ------------
         TOTAL SHORT TERM INVESTMENT -- (Cost $2,773,000)                                                       8.7%     2,773,000
                                                                                                                      ------------
TOTAL INVESTMENTS -- (Cost $28,120,032) .................                                                     100.3%    32,089,465
OTHER ASSETS LESS LIABILITIES -- ........................                                                     (0.3)%      (110,057)
                                                                                                        ------------  ------------
NET ASSETS -- ...........................................                                                     100.0%  $ 31,979,408
                                                                                                        ============  ============

(a)      Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the security was $122,000 or 0.38% of the net assets of the Portfolio.

(c) The agreement with State Street Bank & Trust Company, dated 06/30/98, bearing 5.75% interest, to be repurchased at $2,773,443 on 07/01/98, is fully collateralized by a United States Treasury Bond, 9.125%, 05/15/18, with a value of $2,829,816.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
   APPAREL & TEXTILES -- (0.6%)
      Westpoint Stevens, Inc. (a) ................        6,600       $  217,800
                                                                      ----------
   BANKS -- (6.0%)
      BankAmerica Corporation ....................        7,500          648,281
      Fifth Third Bancorp ........................        8,960          564,480
      Norwest Corporation ........................        7,000          261,625
      Star Banc Corporation ......................        3,800          242,725
      State Street Corporation ...................        4,000          278,000
      Zions Bancorporation .......................        5,700          302,813
                                                                      ----------
                                                                       2,297,924
   BUSINESS SERVICES -- (0.9%)
      Accustaff, Inc. (a) ........................       11,100          346,875
                                                                      ----------
   COMMUNICATION EQUIPMENT -- (1.9%)
      Tellabs, Inc. (a) ..........................       10,000          716,250
                                                                      ----------
   COMPUTER RELATED -- (5.7%)
      Cisco Systems, Inc. (a) ....................       10,500          966,656
      Compaq Computer Corporation ................        9,600          272,400
      Dell Computer Corporation (a) ..............        2,900          269,156
      EMC Corporation (a) ........................       15,100          676,669
                                                                      ----------
                                                                       2,184,881
   COMPUTER SOFTWARE -- (10.2%)
      America Online, Inc. .......................        2,600          275,600
      BMC Software, Inc. (a) .....................       21,160        1,098,997
      Computer Associates International, Inc. ....        7,450          413,941
      Compuware Corporation (a) ..................       10,000          511,250
      HBO & Company ..............................        8,000          282,000
      Microsoft Corporation (a) ..................        8,960          971,040
      Parametric Technology Corporation (a) ......        6,000          162,750
      Peoplesoft, Inc. (a) .......................        4,400          206,800
                                                                      ----------
                                                                       3,922,378
   COSMETICS & TOILETRIES -- (2.4%)
      CVS Corporation ............................        3,818          148,663
      Gillette Company ...........................       11,040          625,830
      Walgreen Company ...........................        4,000          165,250
                                                                      ----------
                                                                         939,743
   DRUGS -- (8.7%)
      Eli Lilly & Company ........................        8,000          528,500
      Merck & Company, Inc. ......................        2,300          307,625
      Pfizer, Inc. ...............................        9,420        1,023,836
      Schering Plough Corporation ................        7,900          723,837
      Warner Lambert Company .....................        7,500          520,313
      Watson Pharmaceuticals, Inc. (a) ...........        5,600          261,450
                                                                      ----------
                                                                       3,365,561

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                          SHARES          VALUE
             ------------------                          ------          -----
COMMON STOCKS
   DRUGS/PHARMACEUTICALS -- (0.0%)
      Crescendo Pharmaceuticals Corporation (a) ..          182       $    2,306
                                                                      ----------
   ELECTRIC POWER -- (1.6%)
      AES Corporation (a) ........................       11,600          609,725
                                                                      ----------
   ELECTRICAL EQUIPMENT -- (1.2%)
      General Electric Company ...................        5,000          455,000
                                                                      ----------
   ENVIRONMENTAL -- (1.3%)
      Allied Waste Industries, Inc. (a) ..........        6,000          144,000
      Thermo Electron Corporation (a) ............        3,150          107,691
      Tyco International, Ltd. ...................        4,000          252,000
                                                                      ----------
                                                                         503,691
   EXPLORATION & DRILLING -- (1.6%)
      Smith International, Inc. (a) ..............        5,000          174,063
      Transocean Offshore, Inc. ..................        9,800          436,100
                                                                      ----------
                                                                         610,163
   FINANCIAL SERVICES -- (4.1%)
      Federal National Mortgage Association ......        3,600          218,700
      FINOVA Group, Inc. .........................       12,220          691,957
      Paychex Inc. ...............................        2,800          113,750
      Sunamerica, Inc. ...........................        9,800          562,888
                                                                      ----------
                                                                       1,587,295
   FOOD RETAILERS -- (1.2%)
      Safeway, Inc. (a) ..........................       11,000          447,563
                                                                      ----------
   INSURANCE -- (6.2%)
      Allstate Corporation .......................        4,300          393,719
      American International Group, Inc. .........        4,690          684,740
      Conseco, Inc. ..............................        3,400          158,950
      Progressive Corporation ....................        2,000          282,000
      Travelers, Inc. ............................       14,580          883,912
                                                                      ----------
                                                                       2,403,321
   LEISURE & ENTERTAINMENT -- (0.4%)
      Carnival Corporation .......................        3,600          142,650
                                                                      ----------
   MACHINERY & EQUIPMENT -- (0.3%)
      Applied Power, Inc. ........................        3,200          110,000
                                                                      ----------
   MEDIA -- (1.7%)
      Clear Channel Communications (a) ...........        4,800          523,800
      Tele Communications, Inc. (a) ..............        3,300          126,844
                                                                      ----------
                                                                         650,644

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                           SHARES        VALUE
             ------------------                           ------        -----
COMMON STOCKS
   MEDICAL PRODUCTS & SUPPLIES -- (2.5%)
      Guidant Corporation ........................        6,200       $  442,137
      Medtronic, Inc. ............................        5,600          357,000
      Sofamor Danek Group, Inc. (a) ..............        2,000          173,125
                                                                      ----------
                                                                         972,262
   MEDICAL SUPPLIES & SERVICES -- (2.7%)
      Cardinal Health, Inc. ......................        5,810          544,687
      Health Management Associates, Inc. (a) .....        8,200          274,188
      Lincare Holdings, Inc. (a) .................        3,200          134,600
      Quintiles Transnational Corporation (a) ....        1,900           93,456
                                                                      ----------
                                                                       1,046,931
   OIL SERVICES -- (1.7%)
      Baker Hughes, Inc. .........................        9,300          321,431
      Petroleum Geo-Services (a) .................        6,400          195,200
      Schlumberger, Ltd. .........................        2,000          136,625
                                                                      ----------
                                                                         653,256
   PRINTING & PUBLISHING -- (3.1%)
      Omnicom Group ..............................       17,500          872,812
      The New York Times Company .................        4,000          317,000
                                                                      ----------
                                                                       1,189,812
   RETAIL -- (2.0%)
      Dayton Hudson Corporation ..................       11,600          562,600
      Dollar Tree Stores, Inc. (a) ...............        4,800          195,000
                                                                      ----------
                                                                         757,600
   RETAIL-DISCOUNT -- (1.3%)
      Consolidated Stores Corporation (a) ........        3,118          113,028
      Dollar General Corporation .................        6,000          229,536
      TJX Companies, Inc. ........................        6,000          144,750
                                                                      ----------
                                                                         487,314
   RETAIL-SPECIALTY -- (4.7%)
      Bed Bath & Beyond, Inc. (a) ................        4,600          238,338
      Costco Companies, Inc. (a) .................       11,093          699,552
      Gap, Inc. ..................................        4,400          271,150
      Home Depot, Inc. ...........................        3,400          282,412
      Staples, Inc. (a) ..........................        7,200          208,350
      United Stationers, Inc. (a) ................        1,900          123,025
                                                                      ----------
                                                                       1,822,827
   SAVINGS & LOANS -- (0.7%)
      H.F. Ahmanson & Company ....................        4,000          284,000
                                                                      ----------
   TELECOMMUNICATIONS-CELLULAR/WIRELESS -- (1.1%)
      AirTouch Communications, Inc. (a) ..........        7,000          409,063
                                                                      ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                    SHARES                  VALUE
             ------------------                                                    ------                  -----
COMMON STOCKS
   TELECOMMUNICATIONS-LONG DISTANCE -- (0.9%)
      Worldcom, Inc. .............................                                 7,600                  $368,125
                                                                                                        ----------
   TRUCKING & SHIPPING -- (0.6%)
      Airbourne Freight Corporation ..............                                 7,000                   244,563
                                                                                                        ----------
         TOTAL COMMON STOCKS -- (Cost $19,161,182)                                             77.3%    29,749,523
                                                                                                        ----------

                                                    INTEREST   MATURITY       PRINCIPAL
                                                      RATE       DATE          AMOUNT
GOVERNMENT AND AGENCY SECURITIES
   FEDERAL AGENCIES -- (4.7%)
      Federal Home Loan Mortgage
         Corporation ............................   5.990%     12/01/2003  $   1,500,000                   1,517,805
      Government National Mortgage
         Association ............................   6.000%     11/15/2008         94,067                      93,979
                           ......................   6.500%     10/15/2008         94,024                      95,145
                           ......................   7.000%     10/15/2008        100,507                     103,082
                                                                                                       -------------
                                                                                                           1,810,011
   U.S. GOVERNMENT SECURITIES -- (12.6%)
      United States Treasury Bond ...............   7.250%     08/15/2022      1,000,000                   1,196,560
      United States Treasury Notes ..............   5.875%     11/15/2005      1,500,000                   1,528,590
                                          .......   6.375%     08/15/2002        500,000                     515,310
                                          .......   6.500%     05/31/2001        500,000                     512,810
                                          .......   6.875%     05/15/2006      1,000,000                   1,082,810
                                                                                                       -------------
                                                                                                           4,836,080

         TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $6,336,402)                           17.3%       6,646,091
                                                                                                       -------------
CORPORATE BOND
   INDUSTRIALS -- (0.7%)
      BP America, Inc. ...........................  8.500%     04/15/2001        250,000                     266,110
                                                                                                       -------------
         TOTAL CORPORATE BOND -- (Cost $251,394) ...................                            0.7%         266,110
                                                                                                       -------------
CONVERTIBLE BOND
   MEDICAL SUPPLIES & SERVICES -- (0.8%)
      Alza Corporation ..........................   5.000%     05/01/2006        250,000                     324,688
                                                                                                       -------------
         TOTAL CONVERTIBLE BOND -- (Cost $239,679) .................                            0.8%         324,688
                                                                                                       -------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                                    INTEREST MATURITY    MATURITY
             AND TITLE OF ISSUE                                    RATE     DATE       AMOUNT                      VALUE
             ------------------                                    ----     ----       ------                      -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (3.6%)
      State Street Bank and Trust Company (b) ...........        4.500%   07/01/1998  $ 1,377,172               $ 1,377,000
                                                                                                                -----------
         TOTAL SHORT TERM INVESTMENT -- (Cost $1,377,000)                                                 3.6%    1,377,000
                                                                                                                -----------
TOTAL INVESTMENTS -- (Cost $27,365,657) .................                                                99.7%   38,363,412
OTHER ASSETS LESS LIABILITIES -- ........................                                                 0.3%      106,133
                                                                                                   -----------  -----------
NET ASSETS -- ...........................................                                               100.0%  $38,469,545
                                                                                                   ===========  ===========

(a)      Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 06/30/98, bearing 4.50% interest to be repurchased at $1,377,172 on 07/01/98 is fully collateralized by a United States Treasury Bond, 9.125%, 05/15/18, with a value of $1,411,397.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)

               NAME OF ISSUER                              INTEREST       MATURITY       PRINCIPAL
             AND TITLE OF ISSUE                              RATE           DATE           AMOUNT            VALUE
             ------------------                              ----           ----           ------            -----
CORPORATE BONDS
   AEROSPACE & DEFENSE -- (0.5%)
      Tracor, Inc. ..............................            8.500%       03/01/2007    $     100,000    $     109,000
                                                                                                         -------------
   AUTOMOTIVE -- (2.1%)
      Aftermarket Technology Company ............           12.000%       08/01/2004           56,000           62,020
      Collins & Aikman Products Company .........           11.500%       04/15/2006          200,000          223,750
      Lear Corporation ..........................            9.500%       07/15/2006          100,000          109,500
      Oshkosh Truck Corporation .................            8.750%       03/01/2008           50,000           50,750
                                                                                                         -------------
                                                                                                               446,020
   BANKING -- (1.4%)
      First Nationwide Escrow Corporation, Inc. .           10.625%       10/01/2003          175,000          197,312
      First Nationwide Holdings, Inc. ...........            9.125%       01/15/2003          100,000          104,250
                                                                                                         -------------
                                                                                                               301,562
   BEVERAGE & TOBACCO -- (0.5%)
      Dimon, Inc. ...............................            8.875%       06/01/2006          100,000          100,000
                                                                                                         -------------
   BROADCAST RADIO & TELEVISION -- (7.0%)
      Acme Television LLC (a) ...................            9.930%       09/30/2004          100,000           83,000
      Big City Radio, Inc. (a),(b) ..............           10.897%       03/15/2005          100,000           76,000
      Capstar Radio Broadcasting Partners, Inc. .            9.250%       07/01/2007           50,000           52,625
      Chancellor Media Corporation ..............            8.125%       12/15/2007          200,000          203,000
                                     ............            8.750%       06/15/2007          125,000          130,625
                                     ............           10.500%       01/15/2007          100,000          111,000
      Cumulus Media, Inc. .......................           10.375%       07/01/2008           50,000           50,750
      Fox/Liberty Networks LLC ..................            8.875%       08/15/2007           50,000           51,125
                               (a) ..............            9.493%       08/15/2007          225,000          155,250
      Outdoor Systems, Inc. .....................            8.875%       06/15/2007          200,000          209,000
      Sinclair Broadcast Group, Inc. ............            8.750%       12/15/2007          200,000          207,000
      Sullivan Broadcasting Holdings, Inc. ......           10.250%       12/15/2005          100,000          114,486
      Young Broadcasting, Inc. ..................            9.000%       01/15/2006           50,000           52,875
                                                                                                         -------------
                                                                                                             1,496,736
   BUILDING & DEVELOPMENT -- (0.9%)
      American Architectural Product ............           11.950%       12/01/2007           50,000           51,750
      American Builders & Contractors
         Supply Company .........................           10.625%       05/15/2007           50,000           50,250
      Building Materials Corporation of
         America ................................            8.000%       10/15/2007           50,000           50,500
                     ............................            8.625%       12/15/2006           50,000           52,000
                                                                                                         -------------
                                                                                                               204,500
   BUSINESS EQUIPMENT & SERVICES -- (2.3%)
      Dialog Corporation ........................           11.000%       11/15/2007          125,000          137,500
      Electronic Retailing Systems International,
         Inc. (a) ...............................           27.485%       02/01/2004           50,000           22,250
      Fisher Scientific International, Inc. .....            9.000%       02/01/2008          100,000          100,000
      U.S. Office Products Company (b) ..........            9.750%       06/15/2008          125,000          126,406
      United Stationers Supply Company (b) ......            8.375%       04/15/2008           50,000           50,250
                                               ..           12.750%       05/01/2005           50,000           57,250
                                                                                                         -------------
                                                                                                               493,656

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                          INTEREST      MATURITY        PRINCIPAL
             AND TITLE OF ISSUE                          RATE          DATE            AMOUNT           VALUE
             ------------------                          ----          ----            ------           -----
CORPORATE BONDS
   CABLE TELEVISION -- (11.2%)
      Charter Communications Holdings, Inc.,
         LP (a) ............................           11.385%       03/15/2007    $     150,000    $     123,750
      Charter Communications Southeast, LP .           11.250%       03/15/2006           50,000           55,750
      Comcast Corporation ..................            9.375%       05/15/2005          150,000          160,875
                              ..............           10.625%       07/15/2012           50,000           64,000
      CSC Industries, Inc. .................            7.875%       12/15/2007          100,000          106,000
                             ...............            9.250%       11/01/2005           25,000           26,875
                             ...............            9.875%       02/15/2013          150,000          166,125
      Diamond Holdings Plc .................            9.125%       02/01/2008          125,000          131,250
      Diva Systems Corporation (a),(b) .....           14.828%       03/01/2008           75,000           35,625
      Echostar Satellite Broadcasting
         Corporation (a) ...................           10.186%       03/15/2004          200,000          185,000
      International CableTel, Inc. (a) .....            7.616%       04/15/2005          125,000          110,625
                                  (a) ......           10.218%       10/15/2003          125,000          124,687
      Lenfest Communications, Inc. (b) .....            8.250%       02/15/2008          150,000          156,375
      NTL, Inc. (a),(b) ....................            9.420%       04/01/2008          275,000          180,125
      Pegasus Media & Communications, Inc. .           12.500%       07/01/2005           50,000           56,750
      Rogers Cablesystems Ltd. .............           10.000%       12/01/2007          150,000          167,250
      TeleWest Plc (a) .....................           10.235%       10/01/2007          475,000          394,250
      UIH Australia / Pacific, Inc. (a) ....           15.880%       05/15/2006          125,000           75,625
      United International Holdings, Inc. ..           10.750%       02/15/2008          150,000           93,750
                                                                                                    -------------
                                                                                                        2,414,687
   CHEMICALS & PLASTICS -- (2.4%)
      Buckeye Cellulose Corporation ........            9.250%       09/15/2008          125,000          131,250
      ISP Holdings, Inc. ...................            9.750%       02/15/2002          100,000          105,500
      Polymer Group, Inc. (b) ..............            8.750%       03/01/2008           50,000           50,125
                                  ..........            9.000%       07/01/2007          175,000          178,500
      Sterling Chemicals, Inc. (a) .........           15.528%       08/15/2008           75,000           43,125
                                                                                                    -------------
                                                                                                          508,500
   CLOTHING & TEXTILES -- (1.9%)
      Collins & Aikman Floorcoverings, Inc.            10.000%       01/15/2007           75,000           79,125
      GFSI, Inc. ...........................            9.625%       03/01/2007           50,000           52,250
      Glenoit Corporation ..................           11.000%       04/15/2007          100,000          107,500
      Pillowtex Corporation ................            9.000%       12/15/2007           50,000           51,625
                              ..............           10.000%       11/15/2006          100,000          107,500
                                                                                                    -------------
                                                                                                          398,000
   CONGLOMERATES -- (0.6%)
      Eagle-Picher Industries, Inc. (b) ....            9.375%       03/01/2008          125,000          126,875
                                                                                                    -------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                             INTEREST           MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                             RATE               DATE              AMOUNT               VALUE
             ------------------                             ----               ----              ------               -----
CORPORATE BONDS
   CONSUMER PRODUCTS -- (5.0%)
      American Safety Razor Company ..........               9.875%          08/01/2005       $      50,000       $      53,375
      Amscan Holdings, Inc. ..................               9.875%          12/15/2007             100,000             101,500
      Boyds Collection Ltd. (b) ..............               9.000%          05/15/2008              50,000              50,125
      Chattem, Inc. (b) ......................               8.875%          04/01/2008              75,000              74,437
      Diamond Brands Operating Corporation (b)              10.125%          04/15/2008              50,000              50,250
      Hosiery Corporation of America, Inc. ...              13.750%          08/01/2002              50,000              55,250
      ICON Fitness Corporation ...............              13.000%          07/15/2002              50,000              50,250
                              (a) ............              14.000%          11/15/2006             100,000              30,500
      Playtex Family Products Corporation ....               8.875%          07/15/2004             100,000             103,000
                                            ..               9.000%          12/15/2003             100,000             103,000
      Revlon Corporation .....................               8.625%          02/01/2008             275,000             276,375
      Sealy Corporation (b) ..................               9.875%          12/15/2007              50,000              51,250
      Simmons Company ........................              10.750%          04/15/2006              75,000              80,625
                                                                                                                  -------------
                                                                                                                      1,079,937
   CONTAINER & GLASS PRODUCTS -- (0.5%)
      Tekni Plex, Inc. .......................               9.250%          03/01/2008             100,000             100,500
                                                                                                                  -------------
   ECOLOGICAL SERVICES & EQUIPMENT -- (1.4%)
      Allied Waste Industries, Inc. (a) ......               9.636%          06/01/2007             175,000             129,063
      Allied Waste North America, Inc. .......              10.250%          12/01/2006             150,000             165,187
                                                                                                                  -------------
                                                                                                                        294,250
   ELECTRONICS -- (0.6%)
      Telecommunications Tech Company
         LLC (b) .............................               9.750%          05/15/2008             125,000             128,438
                                                                                                                  -------------
   FOOD & DRUG RETAILERS -- (1.0%)
      Carr Gottstein Foods Company ...........              12.000%          11/15/2005              50,000              56,000
      Di Giorgio Corporation .................              10.000%          06/15/2007              50,000              49,875
      Jitney Jungle Stores America, Inc. .....              10.375%          09/15/2007             100,000             107,250
                                                                                                                  -------------
                                                                                                                        213,125
   FOOD PRODUCTS -- (2.2%)
      Aurora Foods, Inc. .....................               9.875%          02/15/2007              50,000              53,250
      Curtice-Burns Foods, Inc. ..............              12.250%          02/01/2005              50,000              55,125
      Eagle Family Foods, Inc. (b) ...........               8.750%          01/15/2008             150,000             147,000
      International Home Foods, Inc. .........              10.375%          11/01/2006             150,000             164,250
      Van de Kamp's, Inc. ....................              12.000%          09/15/2005              50,000              57,500
                                                                                                                  -------------
                                                                                                                        477,125
   FOOD SERVICES -- (1.2%)
      Ameriserve Food Distribution, Inc. .....              10.125%          07/15/2007             250,000             258,438
                                                                                                                  -------------
   FOREST PRODUCTS -- (1.5%)
      Four M Corporation .....................              12.000%          06/01/2006              75,000              80,625
      S.D. Warren Company ....................              12.000%          12/15/2004              75,000              83,438
      Stone Container Corporation ............              11.500%          10/01/2004              75,000              80,812
                                    ..........              12.580%          08/01/2016              75,000              84,000
                                                                                                                  -------------
                                                                                                                        328,875

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                               INTEREST           MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                               RATE               DATE              AMOUNT               VALUE
             ------------------                               ----               ----              ------               -----
CORPORATE BONDS
   HEALTH CARE -- (3.9%)
      Alliance Imaging, Inc. ...................               9.625%          12/15/2005       $      50,000       $      50,750
      Conmed Corporation .......................               9.000%          03/15/2008             100,000             100,000
      Dade International, Inc. .................              11.125%          05/01/2006             150,000             169,500
      Hudson Respiratory Care, Inc. (b) ........               9.125%          04/15/2008             100,000              95,500
      Tenet Healthcare Corporation .............               8.000%          01/15/2005             300,000             308,847
                                       .........               8.625%          01/15/2007             100,000             103,750
                                                                                                                    -------------
                                                                                                                          828,347
   HOME PRODUCTS -- (0.2%)
      Werner Holding Delaware, Inc. ............              10.000%          11/15/2007              50,000              52,250
                                                                                                                    -------------
   HOTELS, MOTELS, INNS & CASINOS -- (0.3%)
      Courtyard by Marriott II LP ..............              10.750%          02/01/2008              50,000              55,125
                                                                                                                    -------------
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (5.2%)
      Amphenol Corporation .....................               9.875%          05/15/2007             100,000             105,750
      Cabot Safety Acquisition Corporation .....              12.500%          07/15/2005             100,000             112,750
      Continental Global Group, Inc. ...........              11.000%          04/01/2007             100,000             104,500
      Euramax International Plc ................              11.250%          10/01/2006              75,000              81,375
      Grove Worldwide LLC (b) ..................               9.250%          05/01/2008              50,000              49,750
      Hawk Corporation .........................              10.250%          12/01/2003              32,000              34,880
      International Utility Structures, Inc. (b)              10.750%          02/01/2008              50,000
                                                                                                                           51,250
      Johnstown America Industries, Inc. .......              11.750%          08/15/2005              75,000              83,437
      JTM Industries, Inc. (b) .................              10.000%          04/15/2008             100,000             102,000
      MMI Products, Inc. .......................              11.250%          04/15/2007             100,000             110,000
      Neenah Corporation .......................              11.125%          05/01/2007              50,000              54,750
      Unifrax Investment Corporation ...........              10.500%          11/01/2003              50,000              52,500
      Wesco Distribution, Inc. (b) .............               9.125%          06/01/2008             150,000             149,250
      Wesco International, Inc. (a),(b) ........              11.087%          06/01/2008              50,000              29,500
                                                                                                                    -------------
                                                                                                                        1,121,692
   LEISURE & ENTERTAINMENT -- (5.4%)
      AMF Group, Inc. (a) ......................              10.592%          03/15/2006             122,000              98,210
      Premier Parks, Inc. (a) ..................               9.265%          04/01/2008             250,000             167,500
                                  ..............              12.000%          08/15/2003              50,000              55,625
      Regal Cinemas, Inc. (b) ..................               9.500%          06/01/2008             125,000             126,875
      Six Flags Theme Parks, Inc. (a) ..........               9.451%          06/15/2005             175,000             199,500
      Viacom, Inc. .............................               8.000%          07/07/2006             500,000             518,125
                                                                                                                    -------------
                                                                                                                        1,165,835
   MACHINERY & EQUIPMENT -- (1.2%)
      Alvey Systems, Inc. ......................              11.375%          01/31/2003              75,000              81,563
      Clark Material Handling Corporation ......              10.750%          11/15/2006              75,000              79,875
      National Equipment Services, Inc. (b) ....              10.000%          11/30/2004              50,000              50,750
      Tokheim Corporation ......................              11.500%          08/01/2006              46,000              53,130
                                                                                                                    -------------
                                                                                                                          265,318

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                               INTEREST        MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                               RATE            DATE             AMOUNT            VALUE
             ------------------                               ----            ----             ------            -----
CORPORATE BONDS
   OIL & GAS -- (2.9%)
      Dailey International, Inc. ................             9.500%        02/15/2008       $   100,000       $    98,500
      Forcenergy Gas Exploration, Inc. ..........             8.500%        02/15/2007            50,000            47,500
                                       ..........             9.500%        11/01/2006           150,000           151,500
      Ocean Energy, Inc. ........................            10.375%        10/15/2005            75,000            82,875
      Pride Petroleum Services, Inc. ............             9.375%        05/01/2007           150,000           158,625
      Universal Compression (a),(b) .............             9.995%        02/15/2008           125,000            79,375
                                                                                                               -----------
                                                                                                                   618,375
   PRINTING & PUBLISHING -- (1.5%)
      Affiliated Newspaper Investments, Inc. (a)             11.399%        07/01/2006           250,000           243,750
      Hollinger International Publishing, Inc. ..             9.250%        03/15/2007            75,000            78,750
                                                                                                               -----------
                                                                                                                   322,500
   RETAILERS -- (0.6%)
      Brylane Capital Corporation ...............            10.000%        09/01/2003            75,000            79,313
      Leslies Poolmart, Inc. ....................            10.375%        07/15/2004            50,000            52,750
                                                                                                               -----------
                                                                                                                   132,063
   SERVICES -- (0.7%)
      Coinmach Corporation ......................            11.750%        11/15/2005            50,000            56,000
      Sitel Corporation (b) .....................             9.250%        03/15/2006           100,000            97,500
                                                                                                               -----------
                                                                                                                   153,500
   STEEL -- (0.8%)
      GS Technologies Operating Company, Inc. ...            12.000%        09/01/2004           150,000           163,125
                                                                                                               -----------
   SURFACE TRANSPORTATION -- (3.2%)
      Chemical Leaman Corporation ...............            10.375%        06/15/2005            50,000            53,125
      Gearbulk Holdings Ltd. ....................            11.250%        12/01/2004           150,000           164,625
      Holt Group, Inc. (b) ......................             9.750%        01/15/2006            75,000            73,875
      Statia Terminals International N.V ........            11.750%        11/15/2003           100,000           105,500
      Stena AB ..................................             8.750%        06/15/2007            50,000            50,250
                 ................................            10.500%        12/15/2005           175,000           191,187
                 ................................            10.625%        06/01/2008            50,000            50,875
                                                                                                               -----------
                                                                                                                   689,437
   TELECOMMUNICATIONS -- (8.8%)
      Call-Net Enterprises, Inc. (a) ............             8.981%        08/15/2007           225,000           158,625
      E. Spire Communications, Inc. .............             2.814%        11/01/2005            50,000            40,750
                                       ..........            13.750%        07/15/2007            50,000            57,375
      Esprit Telecommunication Group Plc ........            11.500%        12/15/2007            50,000            51,688
      Hermes Europe Railtel B.V .................            11.500%        08/15/2007           100,000           112,500
      Highwaymaster Communications ..............            13.750%        09/15/2005            50,000            37,500
      ICG Services, Inc. (a),(b) ................            10.723%        05/01/2008           125,000            73,125
      IXC Communications, Inc. (b) ..............             9.000%        04/15/2008            50,000            50,375
      Level 3 Communications, Inc. (b) ..........             9.125%        05/01/2008           400,000           392,000
      Metronet Communications
          Corporation (a),(b) ...................             9.858%        06/15/2008           150,000            93,562
                                .................            12.000%        08/15/2007           100,000           113,000
      Pathnet, Inc. (b) .........................            12.250%        04/15/2008           100,000           106,500

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                                  INTEREST          MATURITY         PRINCIPAL
             AND TITLE OF ISSUE                                  RATE              DATE             AMOUNT             VALUE
CORPORATE BONDS
   TELECOMMUNICATIONS -- (CONTINUED)
      PSInet, Inc. .................................             10.000%         02/15/2005      $      50,000      $      51,375
      Qwest Communications International,
         Inc. (a) ..................................              8.106%         10/15/2007            175,000            131,469
                    ................................             10.875%         04/01/2007            100,000            115,500
      Teligent, Inc. ...............................             11.500%         12/01/2007            150,000            151,875
      United States Xchange LLC (b) ................             15.000%         07/01/2008             50,000             51,625
      Viatel, Inc. (b) .............................             11.250%         04/15/2008             75,000             79,125
              (a),(b) ..............................             11.363%         04/15/2008             50,000             30,750
                                                                                                                    -------------
                                                                                                                        1,898,719
   TELECOMMUNICATIONS & CELLULAR -- (10.1%)
      American Cellular Corporation (b) ............             10.500%         05/15/2008            125,000            125,313
      Intermedia Communications of Florida,
         Inc. (b) ..................................              8.600%         06/01/2008             75,000             76,312
              (a) ..................................              9.506%         07/15/2007            125,000             91,875
              (a) ..................................             10.087%         05/15/2006            200,000            165,000
      McLeodUSA, Inc. (b) ..........................              8.375%         03/15/2008             50,000             50,125
                            ........................              9.250%         07/15/2007             50,000             52,125
                         (a) .......................              9.323%         03/01/2007            150,000            112,500
      Millicom International Cellular S.A. (a) .....             11.483%         06/01/2006            200,000            155,500
      NEXTEL Communications, Inc. (a),(b) ..........              9.771%         04/15/2008             75,000             44,062
                                          (a) ......              9.971%         09/15/2007             50,000             34,125
                                       (a),(b) .....             11.756%         02/15/2008            425,000            275,719
      Nextlink Communications, Inc. (b) ............              9.000%         03/15/2008             75,000             75,000
                                      (b) ..........              9.450%         04/15/2008             50,000             30,875
                                           .........              9.625%         10/01/2007             50,000             51,250
      Paging Network, Inc. .........................             10.000%         10/15/2008            200,000            208,750
      Rogers Cantel Mobile Communications, Inc. ....              8.800%         10/01/2007            150,000            149,438
      Sygnet Wireless, Inc. ........................             11.500%         10/01/2006             50,000             55,000
      Telesystem International Wireless, Inc. (a) ..             11.425%         11/01/2007             50,000             29,875
                                             (a) ...             11.898%         06/30/2007            200,000            132,500
      USA Mobile Communications, Inc. ..............              9.500%         02/01/2004            125,000            114,375
      Vanguard Cellular Systems, Inc. ..............              9.375%         04/15/2006            125,000            131,875
                                                                                                                    -------------
                                                                                                                        2,161,594
   UTILITIES -- (0.4%)
      El Paso Electric Company .....................              9.400%         05/01/2011             50,000             57,792
      Niagara Mohawk Power Corporation (a) .........              8.016%         07/01/2010             50,000             34,608
                                                                                                                    -------------
                                                                                                                           92,400
                                                                                                                    -------------
         TOTAL CORPORATE BONDS -- (Cost $18,215,027)                                                         89.4%     19,200,504
                                                                                                                    -------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                     SHARES         VALUE
PREFERRED STOCKS
   BANKING -- (0.1%)
      California Federal Preferred Capital Corporation, 9.125%       1,000       $   27,313
   BROADCAST RADIO & TELEVISION -- (2.8%)
      Benedek Communications Corporation, 11.50% (b),(c) ......         75           75,750
      Capstar Broadcasting Partners, Inc., Sr., 12.00% ........        564           63,864
      CBS Radio, Inc., Exch., 11.375% .........................        940          109,275
      Chancellor Media Corporation, PIK,12.25% (c) ............        500           72,000
      Cumulus Media, Inc., Sr., 13.75% (c) ....................         50           51,250
      SFX Broadcasting, Inc., Exch., Series E, 12.625% ........      1,063          127,043
      Sinclair Broadcast Group, Inc., 11.625% .................        800           87,600
                                                                                 ----------
                                                                                    586,782
   CABLE TELEVISION -- (0.7%)
      Pegasus Communications Corporation, PIK, Series A, 12.75%        137          155,063
                                                                                 ----------
   FOOD SERVICES -- (0.1%)
      Nebco Evans Holding Company, Exch., 11.25% (c) ..........        256           26,176
                                                                                 ----------
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (0.4%)
      Fairfield Manufacturing Company, Inc., Exch., 11.25% (c)          75           81,375
                                                                                 ----------
   PRINTING & PUBLISHING -- (1.3%)
      Primedia, Inc., Exch., Series D, 10.00% .................        750           78,375
      Primedia, Inc., Exch., Series E, 9.20% (c) ..............      1,850          189,625
                                                                                 ----------
                                                                                    268,000
   TELECOMMUNICATIONS & CELLULAR -- (0.4%)
      NEXTEL Communications, Inc., 11.125% (b) ................         25           25,875
      NEXTEL Communications, Inc., 13.00% .....................         53           59,625
                                                                                 ----------
                                                                                     85,500
   UTILITIES -- (0.3%)
      El Paso Electric Company, PIK, Series A, 11.40% .........        640           70,690
                                                                                 ----------
         TOTAL PREFERRED STOCKS -- (Cost $1,139,578) ..........            6.1%   1,300,899
                                                                                 ----------
COMMON STOCKS
   CABLE TELEVISION -- (0.0%)
      CS Wireless Systems, Inc. (c) ...........................         13                0
      Pegasus Communications Corporation (c) ..................        112            2,352
                                                                                 ----------
                                                                                      2,352
   CONSUMER PRODUCTS -- (0.0%)
      Hosiery Corporation of America, Inc. ....................         50              250
                                                                                 ----------
   PRINTING & PUBLISHING -- (0.2%)
      Affiliated Newspaper Investments, Inc. (c) ..............        250           30,000
                                                                                 ----------
         TOTAL COMMON STOCKS -- (Cost $349) ...................            0.2%      32,602
                                                                                 ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                        SHARES      VALUE
             ------------------                                        ------      -----
WARRANTS
   BUSINESS EQUIPMENT & SERVICES -- (0.0%)
      Electronic Retailing Systems International, Inc. (b),(c)           50       $   500
                                                                                  -------
   CABLE TELEVISION -- (0.0%)
      Australis Holdings Property Ltd. (c) ...................           50             0
      Pegasus Communications Corporation (c) .................           75         2,475
      UIH Australia/Pacific, Inc. (c) ........................          125             0
      Wireless One, Inc. (c) .................................          150             0
                                                                                  -------
                                                                                    2,475
   CONSUMER PRODUCTS -- (0.0%)
      IHF Capital, Inc. (c) ..................................          100           500
                                                                                  -------
   ECOLOGICAL SERVICES & EQUIPMENT -- (0.0%)
      ICF Kaiser International, Inc. (c) .....................          240            60
                                                                                  -------
   STEEL -- (0.0%)
      Bar Technologies, Inc. (c) .............................           25         1,375
                                                                                  -------
   TELECOMMUNICATIONS -- (0.1%)
      Highway Master Communications (c) ......................           50           125
      Metronet Communications Corporation (b),(c) ............          100         4,763
                                                                                  -------
                                                                                    4,888
   TELECOMMUNICATIONS & CELLULAR -- (0.0%)
      Cellular Communications International, Inc. (c) ........          100         4,000
      NEXTEL Communications, Inc. (c) ........................          100           240
                                                                                  -------
                                                                                    4,240
                                                                                  -------
         TOTAL WARRANTS -- (Cost $1,558) .....................              0.1%   14,038
                                                                                  -------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-


               NAME OF ISSUER                             INTEREST     MATURITY          MATURITY
             AND TITLE OF ISSUE                             RATE         DATE             AMOUNT                            VALUE
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (3.1%)
      State Street Bank and Trust Company (d) ..............4.500%     07/01/1998       $   673,084                     $   673,000
                                                                                                                        -----------

         TOTAL SHORT TERM INVESTMENT -- (Cost $673,000)                                                    3.1%             673,000
                                                                                                                        -----------

TOTAL INVESTMENTS -- (Cost $20,029,512)                                                                   98.9%          21,221,043
OTHER ASSETS LESS LIABILITIES --                                                                           1.1%             245,650
                                                                                                        ------          -----------
NET ASSETS --                                                                                            100.0%         $21,466,693
                                                                                                        =======         ===========

(a)  Step bond. Interest rate shown represents yield to maturity.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities aggregated $3,870,262 or 18.03% of the net assets of the Portfolio.

(c)  Non-income producing security.

(d) The agreement with State Street Bank & Trust Company, dated 6/30/98, bearing 4.50% interest, to be repurchased at $673,084 on 7/1/98 is fully collateralized by a United States Treasury Bond, 9.125%, 05/15/18, with a value of $688,144.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)



               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
GOVERNMENT AND AGENCY SECURITIES
   MORTGAGE BACKED SECURITIES -- (43.6%)
      FHA Insured Project Loan ..................3.025%       11/01/2006        $   360,507            $      322,987
                               ..................7.500%       11/15/2030            271,372                   279,174
      FHLMC Participation Certificates (a) ......8.236%       08/01/2025            185,356                   191,814
                                           ......8.500%       01/01/2003            104,507                   107,970
                                           ......9.000%       06/01/2016            134,708                   144,773
                                           ......9.500%       04/01/2007             78,315                    82,031
                                           .....10.000%       10/01/2005             76,680                    81,088
      FNMA Guaranteed Real Estate
         Mortgage Investment Pass-Thru
         Certificates ...........................6.000%       09/01/2012            171,429                   169,819
                   (a)...........................6.218%       11/01/2035            448,027                   451,279
                      ...........................6.740%       08/25/2007            300,000                   314,087
                   (a)...........................6.884%       04/01/2020            118,300                   119,315
                   (a)...........................7.299%       08/17/2018            235,000                   250,863
                      ...........................7.778%       07/01/2001            225,000                   235,240
                      ...........................9.500%       03/25/2019            476,145                   534,919
                      ..........................10.000%       04/01/2020             99,301                   108,503
      GNMA Guaranteed Pass-Thru
         Certificates (a) .......................6.875%       03/20/2018            252,533                   258,991
                          .......................7.500%       04/15/2024            211,437                   217,451
                          .......................9.000%       01/15/2008            214,782                   223,171
                          .......................9.000%       12/15/2006            153,101                   161,269
                                                                                                       --------------
                                                                                                            4,254,744
   U.S. GOVERNMENT SECURITIES -- (40.2%)
      U.S. Treasury Bonds .......................6.125%       11/15/2027            760,000                   814,626
                          .......................6.875%       08/15/2025            185,000                   214,369
                          .......................7.500%       11/15/2024            115,000                   142,672
                          ......................11.625%       11/15/2004            315,000                   416,391
      U.S. Treasury Notes .......................5.750%       08/15/2003            205,000                   207,242
                          .......................5.875%       11/30/2001            110,000                   111,134
                          .......................6.000%       08/15/2000            600,000                   605,813
                          .......................6.250%       08/31/2002            500,000                   513,126
                          .......................6.500%       04/30/1999            150,000                   151,219
                          .......................6.625%       06/30/2001            240,000                   247,050
                          .......................6.875%       07/31/1999            245,000                   248,445
                          .......................8.000%       08/15/1999            240,000                   246,450
                                                                                                       --------------
                                                                                                            3,918,537
                                                                                                       --------------
         TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $7,989,311)                           83.8%        8,173,281
                                                                                                       --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                                  INTEREST       MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                                  RATE           DATE              AMOUNT                 VALUE
CORPORATE BONDS
   ENTERTAINMENT -- (3.4%)
      Time Warner, Inc. ........................................8.110%       08/15/2006        $ 300,000             $      330,727
                                                                                                                     --------------

   FINANCIAL SERVICES -- (2.7%)
      Simon Debartolo Group LP .................................6.750%       06/15/2005          260,000                    258,718
                                                                                                                     --------------

         TOTAL CORPORATE BOND -- (Cost $588,213)                                                              6.1%          589,445
                                                                                                                     --------------

MUNICIPAL BOND -- (1.2%)
      New Jersey Economic Development
         Authority ............................................7.425%        02/15/2029          100,000                   113,022
                                                                                                                     --------------

         TOTAL MUNICIPAL BOND -- (Cost $100,000)                                                              1.2%          113,022
                                                                                                                     --------------

NON-AGENCY MORTGAGES AND
   ASSET BACKED -- (2.8%)
      Community Program Loan ..................................4.500%        04/01/2029          340,000                    274,550
                                                                                                                     --------------

         TOTAL NON-AGENCY MORTGAGES AND
           ASSET BACKED -- (Cost $254,044)                                                                    2.8%          274,550
                                                                                                                     --------------

                                                                                                MATURITY
                                                                                                 AMOUNT
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (6.5%)
      State Street Bank and Trust Company (b) .................5.000%        07/01/1998          637,088                   637,000
                                                                                                                     --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $637,000)                                                      6.5%           637,000
                                                                                                                     --------------

TOTAL INVESTMENTS -- (Cost $9,568,568)                                                                     100.4%         9,787,298
OTHER ASSETS LESS LIABILITIES --                                                                            (0.4)%          (34,364)
                                                                                                          ------     --------------
NET ASSETS --                                                                                              100.0%    $    9,752,934
                                                                                                          ======     ==============





(a) Variable rate instrument. Interest rate is the rate in effect at June 30, 1998.

(b) The agreement with State Street Bank & Trust Company, dated 6/30/98, bearing 5.00% interest, to be repurchased at $637,088 on 7/1/98 is fully collateralized by a United States Treasury Bond, 9.125%, 05/15/18, with a value of $653,034.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1998 (Unaudited)

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
ASSETS
  Investments - securities, at value......................     $   15,359,626      $   26,104,214      $   70,392,132
  Investments - repurchase agreements.....................            334,000                   0           2,214,000
  Foreign currency holdings, at value (cost $15,111)......                  0              15,315                   0
  Cash....................................................                212               1,022                 562
  Income receivable.......................................                300              30,424              30,072
  Receivable for securities sold..........................             29,379             149,509           1,309,427
  Unrealized appreciation on forward currency
       contracts..........................................                  0             197,813                   0
  Receivable for trust shares sold........................             19,859                   0              20,657
  Prepaid expenses........................................              2,056               2,941               6,887
  Foreign income tax reclaim receivable...................                  0              24,759                   0
  Due from adviser........................................              5,304               3,205                   0
                                                               --------------      --------------      --------------
      TOTAL ASSETS........................................         15,750,736          26,529,202          73,973,737
LIABILITIES
  Payable for securities purchased........................             64,964             207,801           1,092,489
  Unrealized depreciation on forward currency
       contracts..........................................                  0              46,961                   0
  Advisory fee payable....................................             10,578              14,664              40,381
  Accounts payable and accrued expenses...................             66,140              47,847              58,381
  Payable for trust shares redeemed.......................             23,946             116,706             102,494
                                                               --------------      --------------      --------------
      TOTAL LIABILITIES...................................            165,628             433,979           1,293,745
                                                               --------------      --------------      --------------
      TOTAL NET ASSETS....................................     $   15,585,108      $   26,095,223      $   72,679,992
                                                               ==============      ==============      ==============
NET ASSETS
  Capital paid - in.......................................     $   13,389,150      $   18,445,641      $   40,595,700
  Undistributed (distributions in
       excess of) net investment income...................           (104,256)           (161,977)           (117,245)
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions......            156,884           2,450,176           6,675,970
  Net unrealized appreciation (depreciation) of:
       Investments........................................          2,143,330           5,210,267          25,525,567
       Foreign currency...................................                  0             151,116                   0
                                                               --------------      --------------      --------------
         TOTAL NET ASSETS.................................     $   15,585,108      $   26,095,223      $   72,679,992
                                                               ==============      ==============      ==============
NET ASSET VALUE PER SHARE
(based on shares of beneficial interest
 outstanding, unlimited number of shares
  authorized without par value)...........................     $       15.567      $       16.208      $       39.434
  Total shares outstanding at end of period...............          1,001,174           1,609,989           1,843,090
  Cost of investment securities...........................     $   13,550,296      $   20,893,947      $   47,080,565

See notes to financial statements.

                                                                  MATRIX                  GROWTH &                MULTIPLE
                                                                  EQUITY                   INCOME                STRATEGIES
                                                                PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                ---------                ---------                ---------
ASSETS
  Investments - securities, at value......................   $   19,041,639           $   29,316,465           $   36,986,412
  Investments - repurchase agreements.....................                0                2,773,000                1,377,000
  Foreign currency holdings, at value (cost $15,111)......                0                        0                        0
  Cash....................................................           97,403                      358                      174
  Income receivable.......................................           20,414                   50,867                   89,488
  Receivable for securities sold..........................           19,108                   39,469                  602,236
  Unrealized appreciation on forward currency
       contracts..........................................                0                        0                        0
  Receivable for trust shares sold........................           31,457                   82,530                   22,926
  Prepaid expenses........................................            1,527                    1,981                    3,693
  Foreign income tax reclaim receivable...................                0                    6,005                        0
  Due from adviser........................................            5,183                      764                        0
                                                             --------------           --------------           --------------
      TOTAL ASSETS........................................       19,216,731               32,271,439               39,081,929
LIABILITIES
  Payable for securities purchased........................           56,566                  214,629                  343,286
  Unrealized depreciation on forward currency
       contracts..........................................                0                        0                        0
  Advisory fee payable....................................           10,031                   17,902                   21,709
  Accounts payable and accrued expenses...................           50,297                   52,041                   45,410
  Payable for trust shares redeemed.......................           28,678                    7,459                  201,979
                                                             --------------           --------------           --------------
      TOTAL LIABILITIES...................................          145,572                  292,031                  612,384
                                                             --------------           --------------           --------------
      TOTAL NET ASSETS....................................   $   19,071,159           $   31,979,408           $   38,469,545
                                                             ==============           ==============           ==============
NET ASSETS
  Capital paid - in.......................................   $   15,108,148           $   26,694,047           $   25,713,263
  Undistributed (distributions in
       excess of) net investment income...................           34,581                  102,398                  112,395
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions......        1,252,617                1,213,535                1,646,132
  Net unrealized appreciation (depreciation) of:
       Investments........................................        2,675,813                3,969,433               10,997,755
       Foreign currency...................................                0                       (5)                       0
                                                             --------------           --------------           --------------
         TOTAL NET ASSETS.................................   $   19,071,159           $   31,979,408           $   38,469,545
                                                             ==============           ==============           ==============
NET ASSET VALUE PER SHARE
(based on shares of beneficial interest
 outstanding, unlimited number of shares
  authorized without par value)...........................   $       16.087           $       16.304           $       15.767
  Total shares outstanding at end of period...............        1,185,528                1,961,389                2,439,928
  Cost of investment securities...........................   $   16,365,826           $   28,120,032           $   27,365,657


                                                               HIGH INCOME            U.S. GOVERNMENT
                                                                   BOND                     BOND
                                                                PORTFOLIO                PORTFOLIO
                                                                ---------                ---------
ASSETS
  Investments - securities, at value......................    $   20,548,043           $    9,150,298
  Investments - repurchase agreements.....................           673,000                  637,000
  Foreign currency holdings, at value (cost $15,111)......                 0                        0
  Cash....................................................             3,337                      868
  Income receivable.......................................           358,687                  109,007
  Receivable for securities sold..........................           214,585                    1,392
  Unrealized appreciation on forward currency
       contracts..........................................                 0                        0
  Receivable for trust shares sold........................            60,061                        0
  Prepaid expenses........................................             1,845                      950
  Foreign income tax reclaim receivable...................                 0                        0
  Due from adviser........................................             3,604                    6,913
                                                              --------------           --------------
      TOTAL ASSETS........................................        21,863,162                9,906,428
LIABILITIES
  Payable for securities purchased........................           331,748                        0
  Unrealized depreciation on forward currency
       contracts..........................................                 0                        0
  Advisory fee payable....................................            12,436                    4,952
  Accounts payable and accrued expenses...................            45,547                   40,939
  Payable for trust shares redeemed.......................             6,738                  107,603
                                                              --------------           --------------
      TOTAL LIABILITIES...................................           396,469                  153,494
                                                              --------------           --------------
      TOTAL NET ASSETS....................................    $   21,466,693           $    9,752,934
                                                              ==============           ==============
NET ASSETS
  Capital paid - in.......................................    $   19,998,899           $    9,157,818
  Undistributed (distributions in
       excess of) net investment income...................           487,419                  270,495
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions......          (211,156)                 105,891
  Net unrealized appreciation (depreciation) of:
       Investments........................................         1,191,531                  218,730
       Foreign currency...................................                 0                        0
                                                              --------------           --------------
         TOTAL NET ASSETS.................................    $   21,466,693           $    9,752,934
                                                              ==============           ==============
NET ASSET VALUE PER SHARE
(based on shares of beneficial interest
 outstanding, unlimited number of shares
  authorized without par value)...........................    $       10.083           $       10.520
  Total shares outstanding at end of period...............         2,129,009                  927,091
  Cost of investment securities...........................    $   20,029,512           $    9,568,568

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1998 (Unaudited)


                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
INVESTMENT INCOME
  Dividend income.........................................     $        7,506      $      230,246      $      161,291
  Interest income.........................................              3,976              15,726              78,185
  Foreign taxes withheld..................................                  0             (28,592)                  0
                                                               --------------      --------------      --------------
      TOTAL INCOME........................................             11,482             217,380             239,476
EXPENSES
  Investment management fee...............................             72,872              90,029             240,424
  Administrative fee......................................             14,998              21,779              56,681
  Custodian fee...........................................             37,981              43,710              31,505
  Audit fee and expenses..................................              7,802               7,803               7,802
  Legal fee...............................................              2,564               2,565               2,564
  Printing expenses.......................................              3,091               3,092               3,092
  Trustees fee and expenses...............................              4,566               4,567               4,566
  Transfer agent fee......................................              2,308               1,023               1,012
  Insurance...............................................              1,908               2,915               7,015
  Other...................................................                632               7,427               2,347
  Expenses borne by the adviser...........................            (32,136)            (27,710)                  0
  Expense reductions......................................               (848)             (2,864)               (287)
                                                               --------------      --------------      --------------
    TOTAL EXPENSES........................................            115,738             154,336             356,721
                                                               --------------      --------------      --------------
       NET INVESTMENT INCOME (LOSS).......................           (104,256)             63,044            (117,245)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments..........................            311,839           2,269,903           6,675,971
Net realized gain on foreign currency transactions........                  0             308,851                   0
Change in unrealized appreciation (depreciation) of:
  Investments.............................................            (93,762)          1,354,614           2,839,969
  Foreign currency........................................                  0            (121,573)                  0
                                                               --------------      --------------      --------------
    NET REALIZED AND UNREALIZED GAIN......................            218,077           3,811,795           9,515,940
                                                               --------------      --------------      --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $      113,821      $    3,874,839      $    9,398,695
                                                               ==============      ==============      ==============

                                                                  MATRIX                  GROWTH &                 MULTIPLE
                                                                  EQUITY                   INCOME                 STRATEGIES
                                                                 PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 ---------                ---------                ---------
INVESTMENT INCOME
  Dividend income.........................................    $      118,243           $      201,524           $       67,461
  Interest income.........................................            12,918                   66,082                  255,835
  Foreign taxes withheld..................................                 0                   (5,391)                       0
                                                              --------------           --------------           --------------
      TOTAL INCOME........................................           131,161                  262,215                  323,296
EXPENSES
  Investment management fee...............................            54,589                   95,890                  127,824
  Administrative fee......................................            14,687                   21,578                   30,368
  Custodian fee...........................................            36,116                   30,518                   28,754
  Audit fee and expenses..................................             7,802                    7,803                    7,802
  Legal fee...............................................             2,564                    2,565                    2,564
  Printing expenses.......................................             3,091                    3,091                    3,091
  Trustees fee and expenses...............................             4,566                    4,567                    4,566
  Transfer agent fee......................................             1,012                    1,268                    1,012
  Insurance...............................................             1,629                    1,802                    3,876
  Other...................................................               550                      602                    1,294
  Expenses borne by the adviser...........................           (28,682)                  (9,699)                    (124)
  Expense reductions......................................            (1,344)                    (168)                    (126)
                                                              --------------           --------------           --------------
    TOTAL EXPENSES........................................            96,580                  159,817                  210,901
                                                              --------------           --------------           --------------
       NET INVESTMENT INCOME (LOSS).......................            34,581                  102,398                  112,395
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments..........................         1,273,057                1,233,918                1,649,382
Net realized gain on foreign currency transactions........                 0                        0                        0
Change in unrealized appreciation (depreciation) of:
  Investments.............................................         1,011,265                1,620,957                2,357,156
  Foreign currency........................................                 0                       (5)                       0
                                                              --------------           --------------           --------------
    NET REALIZED AND UNREALIZED GAIN......................         2,284,322                2,854,870                4,006,538
                                                              --------------           --------------           --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...............................    $    2,318,903           $    2,957,268           $    4,118,933
                                                              ==============           ==============           ==============


                                                                  HIGH INCOME            U.S. GOVERNMENT
                                                                     BOND                     BOND
                                                                   PORTFOLIO                PORTFOLIO
                                                                   ---------                ---------
INVESTMENT INCOME
  Dividend income.........................................      $       34,529           $            0
  Interest income.........................................             749,219                  311,221
  Foreign taxes withheld..................................                (578)                       0
                                                                --------------           --------------
      TOTAL INCOME........................................             783,170                  311,221
EXPENSES
  Investment management fee...............................              69,426                   28,848
  Administrative fee......................................              17,211                    9,166
  Custodian fee...........................................              36,460                   23,595
  Audit fee and expenses..................................               7,802                    7,802
  Legal fee...............................................               2,563                    2,564
  Printing expenses.......................................               3,092                    3,091
  Trustees fee and expenses...............................               4,566                    4,566
  Transfer agent fee......................................                 998                    1,012
  Insurance...............................................               1,713                    1,098
  Other...................................................                 567                      369
  Expenses borne by the adviser...........................             (25,085)                 (41,200)
  Expense reductions......................................                (297)                     (48)
                                                                --------------           --------------
    TOTAL EXPENSES........................................             119,016                   40,863
                                                                --------------           --------------
       NET INVESTMENT INCOME (LOSS).......................             664,154                  270,358
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments..........................             242,508                  111,620
Net realized gain on foreign currency transactions........                   0                        0
Change in unrealized appreciation (depreciation) of:
  Investments.............................................            (124,496)                 (42,692)
  Foreign currency........................................                   0                        0
                                                                --------------           --------------
    NET REALIZED AND UNREALIZED GAIN......................             118,012                   68,928
                                                                --------------           --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...............................      $      782,166           $      339,286
                                                                ==============           ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     SMALL CAP GROWTH PORTFOLIO
                                                                               SIX MONTHS ENDED           YEAR ENDED
                                                                                  6/30/98                  12/31/97
                                                                                  -------                  --------
                                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $      (104,256)         $     (178,639)
    Net realized gain on investments.................................                 311,839                 484,519
    Net realized gain on foreign currency transactions...............                       0                       0
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................                 (93,762)                231,867
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase in net assets resulting from operations.............                 113,821                 537,747

  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................                       0                (489,944)
    In excess of net investment income...............................                       0                       0
    In excess of net realized gain on investments....................                       0                (144,232)
                                                                              ---------------          --------------
    Net decrease in net assets resulting from distributions..........                       0                (634,176)

  Trust share transactions:
     Shares sold.....................................................               3,456,633              11,425,373
     Shares issued to shareholders in reinvestments..................                       0                 634,176
     Shares repurchased..............................................              (6,238,873)             (7,512,702)
                                                                              ---------------          --------------
     Net increase (decrease) in net assets resulting from
      trust share transactions.......................................              (2,782,240)              4,546,847
                                                                              ----------------         --------------
      Total increase (decrease) in net assets........................              (2,668,419)              4,450,418
  Net assets
    Beginning of period..............................................              18,253,527              13,803,109
                                                                              ---------------          --------------
    END OF PERIOD (1)................................................         $    15,585,108          $   18,253,527
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $      (104,256)         $            0

   CHANGE IN FUND SHARES:
    Shares sold......................................................                 217,341                 747,354
    Shares issued to shareholders in reinvestments...................                       0                  42,547
    Shares repurchased...............................................                (387,937)               (478,142)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                (170,596)                311,759
                                                                              ===============          ==============


See notes to financial statements.

                                                                              WORLD EQUITY PORTFOLIO            GROWTH PORTFOLIO
                                                                         SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED
                                                                           6/30/98              12/31/97             6/30/98
                                                                           -------              --------             -------
                                                                         (UNAUDITED)                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................   $       63,044      $       64,509      $     (117,245)
    Net realized gain on investments.................................        2,269,903           2,871,387           6,675,971
    Net realized gain on foreign currency transactions...............          308,851             364,843                   0
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................        1,354,614          (1,085,449)          2,839,969
      Foreign currency...............................................         (121,573)            210,514                   0
                                                                        --------------      --------------      --------------
    Net increase in net assets resulting from operations.............        3,874,839           2,425,804           9,398,695

  Dividends and distributions to Shareholders from:
    Net investment income............................................         (196,492)           (247,476)                  0
    Net realized gain on investments.................................                0          (3,143,419)           (447,017)
    In excess of net investment income...............................                0            (192,080)                  0
    In excess of net realized gain on investments....................                0            (145,806)                  0
                                                                        --------------      --------------      --------------
    Net decrease in net assets resulting from distributions..........         (196,492)         (3,728,781)           (447,017)

  Trust share transactions:
     Shares sold.....................................................        5,327,906           6,457,778           7,132,320
     Shares issued to shareholders in reinvestments..................          196,492           3,728,781             447,017
     Shares repurchased..............................................       (7,879,073)         (8,646,191)         (9,123,642)
                                                                        --------------      --------------      --------------
     Net increase (decrease) in net assets resulting from
      trust share transactions.......................................       (2,354,675)          1,540,368          (1,544,305)
                                                                        --------------      --------------      --------------
      Total increase (decrease) in net assets........................        1,323,672             237,391           7,407,373
  Net assets
    Beginning of period..............................................       24,771,551          24,534,160          65,272,619
                                                                        --------------      --------------      --------------
    END OF PERIOD (1)................................................   $   26,095,223      $   24,771,551      $   72,679,992
                                                                        ==============      ==============      ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................   $     (161,977)     $      (28,529)     $     (117,245)

   CHANGE IN FUND SHARES:
    Shares sold......................................................          345,291             403,152             196,302
    Shares issued to shareholders in reinvestments...................           12,308             266,229              12,116
    Shares repurchased...............................................         (506,402)           (539,499)           (246,260)
                                                                        --------------      --------------      --------------
      Net (decrease) increase........................................         (148,803)            129,882             (37,842)
                                                                        ==============      ==============      ==============



                                                                     GROWTH PORTFOLIO          MATRIX EQUITY PORTFOLIO
                                                                        YEAR ENDED       SIX MONTHS ENDED        YEAR ENDED
                                                                         12/31/97            6/30/98              12/31/97
                                                                         --------            -------              --------
                                                                                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................$     (154,536)     $       34,581      $      232,683
    Net realized gain on investments.................................     5,049,584           1,273,057           3,205,511
    Net realized gain on foreign currency transactions...............            18                   0                   0
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................     7,861,793           1,011,265            (602,094)
      Foreign currency...............................................             0                   0                   0
                                                                     --------------      --------------      --------------
    Net increase in net assets resulting from operations.............    12,756,859           2,318,903           2,836,100

  Dividends and distributions to Shareholders from:
    Net investment income............................................             0             (50,309)           (232,797)
    Net realized gain on investments.................................    (5,388,137)           (304,469)         (3,143,585)
    In excess of net investment income...............................             0                   0                   0
    In excess of net realized gain on investments....................             0                   0                   0
                                                                     --------------      --------------      --------------
    Net decrease in net assets resulting from distributions..........    (5,388,137)           (354,778)         (3,376,382)

  Trust share transactions:
     Shares sold.....................................................    12,611,360           3,037,371           1,797,770
     Shares issued to shareholders in reinvestments..................     5,388,138             354,778           3,376,382
     Shares repurchased..............................................   (14,660,353)           (806,320)         (4,560,270)
                                                                     --------------      ---------------     --------------
     Net increase (decrease) in net assets resulting from
      trust share transactions.......................................     3,339,145           2,585,829             613,882
                                                                     --------------      --------------      --------------
      Total increase (decrease) in net assets........................    10,707,867           4,549,954              73,600
  Net assets
    Beginning of period..............................................    54,564,752          14,521,205          14,447,605
                                                                     --------------      --------------      --------------
    END OF PERIOD (1)................................................$   65,272,619      $   19,071,159      $   14,521,205
                                                                     ==============      ==============      ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................$            0      $       34,581      $       50,309

   CHANGE IN FUND SHARES:
    Shares sold......................................................       367,894             197,583             104,446
    Shares issued to shareholders in reinvestments...................       158,068              22,876             237,431
    Shares repurchased...............................................      (426,876)            (52,148)           (271,817)
                                                                     --------------      --------------      --------------
      Net (decrease) increase........................................        99,086             168,311              70,060
                                                                     ==============      ==============      ==============


                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   -CONTINUED-

                                                                  GROWTH & INCOME PORTFOLIO
                                                                  YEAR ENDED     YEAR ENDED
                                                                   6/30/98        12/31/97
                                                                 -----------     -----------
                                                                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income......................................  $   102,398     $   167,722
    Net realized gain (loss) on investments....................    1,233,918       1,907,739
    Net realized gain on foreign currency transactions.........            0               0
    Change in unrealized appreciation (depreciation) of:
      Investments..............................................    1,620,957       1,748,714
      Foreign currency.........................................           (5)              0
                                                                 -----------     -----------
    Net increase in net assets resulting from operations.......    2,957,268       3,824,175

  Dividends and distributions to Shareholders from:
    Net investment income......................................         (763)       (166,959)
    Net realized gain on investments...........................     (190,604)     (1,588,279)
    In excess of net investment income.........................            0               0
    In excess of net realized gain on investments..............            0               0
                                                                 -----------     -----------
    Net decrease in net assets resulting from distributions....     (191,367)     (1,755,238)

  Trust share transactions:
    Shares sold................................................   10,198,562       9,350,713
    Shares issued to shareholders in reinvestments.............      191,366       1,755,239
    Shares repurchased.........................................   (2,237,888)     (2,413,468)
                                                                 -----------     -----------
    Net increase (decrease) in net assets resulting from
      trust share transactions.................................    8,152,040       8,692,484
                                                                 -----------     -----------
      Total increase (decrease) in net assets..................   10,917,941      10,761,421
  Net assets
    Beginning of period........................................   21,061,467      10,300,046
                                                                 -----------     -----------
    END OF PERIOD (1)..........................................  $31,979,408     $21,061,467
                                                                 ===========     ===========

    (1) Including undistributed (distributions in
    excess of) net investment income...........................  $   102,398     $       763

   CHANGE IN FUND SHARES:
    Shares sold................................................      644,470         662,608
    Shares issued to shareholders in reinvestments.............       11,837         122,683
    Shares repurchased.........................................     (140,721)       (168,745)
                                                                 -----------     -----------
      Net (decrease) increase..................................      515,586         616,546
                                                                 ===========     ===========

See notes to financial statements.

                                                                                                               HIGH INCOME BOND
                                                                          MULTIPLE STRATEGIES PORTFOLIO            PORTFOLIO
                                                                       SIX MONTHS ENDED        YEAR ENDED       SIX MONTHS ENDED
                                                                            6/30/98             12/31/97             6/30/98
                                                                       ----------------       ------------     -----------------
                                                                          (UNAUDITED)                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income............................................      $   112,395        $    235,173        $    664,154
    Net realized gain (loss) on investments..........................        1,649,382           2,477,484             242,508
    Net realized gain on foreign currency transactions...............
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................        2,357,156           3,813,895            (124,496)
      Foreign currency...............................................                0                   0                   0
                                                                           -----------        ------------        ------------
    Net increase in net assets resulting from operations.............        4,118,933           6,526,559             782,166

  Dividends and distributions to Shareholders from:
    Net investment income............................................                0            (235,173)            (91,138)
    Net realized gain on investments.................................          (90,286)         (2,650,474)                  0
    In excess of net investment income...............................                0                 (22)                  0
    In excess of net realized gain on investments....................                0                   0                   0
                                                                           -----------        ------------        ------------
    Net decrease in net assets resulting from distributions..........          (90,286)         (2,885,669)            (91,138)

  Trust share transactions:
    Shares sold......................................................        4,091,354           9,697,302           6,486,109
    Shares issued to shareholders in reinvestments...................           90,286           2,885,670              91,138
    Shares repurchased...............................................       (4,859,429)        (12,988,684)         (3,717,408)
                                                                           -----------        ------------        ------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................         (677,789)           (405,712)          2,859,839
                                                                           -----------        ------------        ------------
      Total increase (decrease) in net assets........................        3,350,858           3,235,178           3,550,867
  Net assets
    Beginning of period..............................................       35,118,687          31,883,509          17,915,826
                                                                           -----------        ------------        ------------
    END OF PERIOD (1)................................................      $38,469,545        $ 35,118,687         $21,466,693
                                                                           ===========        ============        ============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................      $   112,395        $          0        $    487,419

   CHANGE IN FUND SHARES:
    Shares sold......................................................          280,586             655,204             647,134
    Shares issued to shareholders in reinvestments...................            6,047             207,591               9,049
    Shares repurchased...............................................         (327,261)           (892,919)           (370,348)
                                                                           -----------        ------------        ------------
      Net (decrease) increase........................................          (40,628)            (30,124)            285,835
                                                                           ===========        ============        ============


                                                                     HIGH INCOME BOND
                                                                         PORTFOLIO          U.S. GOVERNMENT BOND PORTFOLIO
                                                                        YEAR ENDED        SIX MONTHS ENDED       YEAR ENDED
                                                                         12/31/97              6/30/98            12/31/97
                                                                     ----------------     ----------------      -----------
                                                                                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income............................................   $ 1,076,184         $   270,358         $   562,674
    Net realized gain (loss) on investments..........................       (33,655)            111,620              39,088
    Net realized gain on foreign currency transactions...............
    Change in unrealized appreciation (depreciation) of:
      Investments....................................................       888,853             (42,692)            238,876
      Foreign currency...............................................             0                   0                   0
                                                                        -----------         -----------         -----------
    Net increase in net assets resulting from operations.............     1,931,382             339,286             840,638

  Dividends and distributions to Shareholders from:
    Net investment income............................................    (1,167,386)             (4,792)           (552,823)
    Net realized gain on investments.................................             0                   0             (59,836)
    In excess of net investment income...............................       (17,411)                  0                   0
    In excess of net realized gain on investments....................             0                   0             (19,087)
                                                                        -----------         -----------         -----------
    Net decrease in net assets resulting from distributions..........    (1,184,797)             (4,792)           (631,746)

  Trust share transactions:
    Shares sold......................................................    12,288,479           2,350,782           1,631,131
    Shares issued to shareholders in reinvestments...................     1,184,796               4,792             631,746
    Shares repurchased...............................................    (9,138,545)         (2,616,241)         (3,526,283)
                                                                        -----------         -----------         -----------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................     4,334,730            (260,667)         (1,263,406)
                                                                        -----------         -----------         -----------
      Total increase (decrease) in net assets........................     5,081,315              73,827          (1,054,514)
  Net assets
    Beginning of period..............................................    12,834,511           9,679,107          10,733,621
                                                                        -----------         -----------         -----------
    END OF PERIOD (1)................................................   $17,915,826         $ 9,752,934         $ 9,679,107
                                                                        ===========         ===========         ===========

    (1) Including undistributed (distributions in
    excess of) net investment income.................................   $   (85,597)        $   270,495         $     4,929

   CHANGE IN FUND SHARES:
    Shares sold......................................................     1,263,456             226,424             155,066
    Shares issued to shareholders in reinvestments...................       121,580                 459              62,082
    Shares repurchased...............................................      (941,065)           (252,365)           (344,656)
                                                                        -----------         -----------         -----------
      Net (decrease) increase........................................       443,971             (25,482)           (127,508)
                                                                        ===========         ===========         ===========

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                               SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 1998       ---------------------------            PERIOD ENDED
                                                  (UNAUDITED)         1997                 1996         DECEMBER 31, 1995 (1)
                                                  -----------         ----                 ----         ---------------------

NET ASSET VALUE AT BEGINNING OF PERIOD......        $15.578           $16.050               $12.638              $10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Loss....................         (0.104)           (0.152)               (0.091)              (0.042)
     Net Realized and Unrealized Gain
        on Investments......................          0.093             0.243                 3.560                3.047
                                                    -------           -------               -------              -------
TOTAL FROM INVESTMENT OPERATIONS............         (0.011)            0.091                 3.469                3.005
                                                    -------           -------               -------              -------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)           (0.000)               (0.000)              (0.000)
     From Net Realized Capital Gains........         (0.000)           (0.435)               (0.057)              (0.367)
     In Excess of Net Realized Capital Gains         (0.000)           (0.128)               (0.000)              (0.000)
                                                    -------           -------               -------              -------
     Total Distributions....................         (0.000)           (0.563)               (0.057)              (0.367)
                                                    -------           -------               -------              -------

NET ASSET VALUE AT END OF PERIOD............        $15.567           $15.578               $16.050              $12.638
                                                    =======           =======               =======              =======

TOTAL RETURN (2) (3)........................          (0.08)%(4)         0.73%                27.39%               30.08%(4)
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....        $15,585          $ 18,254              $ 13,803              $ 3,813
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement.......................           1.72%(5)          1.79%                 2.38%                9.00% (5)
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement and Expense
        Reductions..........................           1.35%(5)          1.35%                 1.35%                1.35% (5)
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions .........................           1.36%(5)          1.35%                 1.35%                1.38% (5)
     Ratio of Net Investment Income to
        Average Net Assets .................          (1.22)%(5)        (1.06)%               (0.90)%              (0.79)%(5)
     Portfolio Turnover Rate................          44.41%(4)        104.72%                72.66%               73.76%(4)


(1) From commencement of operations May 4, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Not annualized.

(5) Annualized.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                            SIX MONTHS ENDED                                 YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1998   ----------------------------------------------------------------
                                               (UNAUDITED)        1997          1996          1995        1994 (1)      1993

NET ASSET VALUE AT BEGINNING OF PERIOD        $  14.084       $    15.062   $   13.823   $   11.752   $   11.348   $    10.177
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                        0.040             0.068        0.016        0.014        0.013         0.086
     Net Realized and Unrealized Gain
        (Loss) on Investments                     2.209             1.392        1.647        2.872        1.119         1.679
                                              ---------       -----------   ----------   ----------   ----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                  2.249             1.460        1.663        2.886        1.132         1.765
                                              ---------       -----------   ----------   ----------   ----------   -----------
LESS DISTRIBUTIONS:
     From Net Investment Income                  (0.125)           (0.161)      (0.013)      (0.000)      (0.023)       (0.091)
     In Excess of Net Investment Income          (0.000)           (0.126)      (0.051)      (0.000)      (0.000)       (0.007)
     From Net Realized Capital Gains             (0.000)           (2.056)      (0.360)      (0.815)      (0.698)       (0.496)
     In Excess of Net Realized Capital Gains     (0.000)           (0.095)      (0.000)      (0.000)      (0.007)       (0.000)
                                              ---------       -----------   ----------   ----------   ----------   -----------
     Total Distributions                         (0.125)           (2.438)      (0.424)      (0.815)      (0.728)       (0.594)
                                              ---------       -----------   ----------   ----------   ----------   -----------

NET ASSET VALUE AT END OF PERIOD              $  16.208       $    14.084   $   15.062   $   13.823   $   11.752   $    11.348
                                              =========       ===========   ==========   ==========   ==========   ===========

TOTAL RETURN (2) (3)                              15.98%(4)          9.98%       12.33%       24.32%       10.02%        17.32%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)      $  26,095       $    24,772   $   24,534   $   18,191   $   11,500   $    12,230
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement/Waiver                       1.42%(5)          1.47%        1.50%        1.67%        2.22%         1.79%
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement/Waiver and
       Expense Reductions                          1.20%(5)          1.20%        1.20%        1.20%        1.20%         1.20%
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions (6)                             1.22%(5)          1.20%        1.20%        1.20%        --            --

     Ratio of Net Investment Income to
        Average Net Assets                         0.49%(5)          0.25%        0.10%        0.12%        0.16%         0.92%
     Portfolio Turnover Rate                      53.82%(4)        120.50%       61.14%       97.85%      110.12%        78.50%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Not annualized.

(5) Annualized.

(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                         SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                          JUNE 30, 1998      -----------------------------------------------------------------
                                           (UNAUDITED)          1997          1996           1995         1994 (1)      1993

NET ASSET VALUE AT BEGINNING OF PERIOD      $  34.702        $  30.623     $  25.866     $  20.056     $  20.390     $  20.454
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss)              (0.064)          (0.082)       (0.063)        0.007         0.173         0.468
     Net Realized and Unrealized Gain
        (Loss) on Investments                   5.034            7.226         6.736         7.419        (0.335)        1.401
                                            ---------        ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                4.970            7.144         6.673         7.426        (0.162)        1.869
                                            ---------        ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
     From Net Investment Income                (0.000)          (0.000)       (0.000)       (0.173)       (0.086)       (0.436)
     In Excess of Net Investment Income        (0.000)          (0.000)       (0.002)       (0.000)       (0.000)       (0.373)
     From Net Realized Capital Gains           (0.238)          (3.065)       (1.914)       (1.443)       (0.086)       (1.124)
                                            ---------        ---------     ---------     ---------     ---------     ---------
     Total Distributions                       (0.238)          (3.065)       (1.916)       (1.616)       (0.172)       (1.933)
                                            ---------        ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE AT END OF PERIOD            $  39.434        $  34.702     $  30.623     $  25.866     $  20.056     $  20.390
                                            =========        =========     =========     =========     =========     =========

TOTAL RETURN  (2) (3)                           14.37%(4)        23.62%        25.74%        37.12%        (0.79)%        9.09%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)    $  72,680        $  65,273     $  54,565     $  42,919     $  30,815     $  42,530
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement/Waiver                     1.04%(5)         1.10%         1.17%         1.17%         1.33%         1.21%
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement/Waiver and
       Expense Reductions                        1.04%(5)         1.10%         1.17%         1.17%         1.20%         1.20%
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions (6)                           1.04%(5)         1.10%         1.17%         1.17%         --            --

     Ratio of Net Investment Income to
        Average Net Assets                      (0.34)%(5)       (0.25)%       (0.23)%        0.01%         0.78%         1.74%
     Portfolio Turnover Rate                    49.38% (4)       54.74%        67.82%       166.87%       155.12%         6.05%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Not annualized.

(5) Annualized.

(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                          SIX MONTHS ENDED
                                           JUNE 30, 1998                        YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------------
                                            (UNAUDITED)         1997            1996           1995        1994 (1)      1993

NET ASSET VALUE AT BEGINNING OF PERIOD      $   14.275       $   15.254     $   15.704     $   12.372     $   14.650     $   13.891
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                       0.024            0.287          0.659          0.559          0.521          0.314
     Net Realized and Unrealized Gain
        (Loss) on Investments                    2.101            2.965          0.063          3.560         (0.651)         2.171
                                            ----------       ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                 2.125            3.252          0.722          4.119         (0.130)         2.485
                                            ----------       ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
     From Net Investment Income                 (0.044)          (0.291)        (0.654)        (0.494)        (0.521)        (0.296)
     In Excess of Net Investment Income         (0.000)          (0.000)        (0.000)        (0.000)        (0.000)        (0.170)
     From Net Realized Capital Gains            (0.269)          (3.940)        (0.518)        (0.293)        (1.627)        (1.260)
                                            ----------       ----------     ----------     ----------     ----------     ----------
     Total Distributions                        (0.313)          (4.231)        (1.172)        (0.787)        (2.148)        (1.726)
                                            ----------       ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE AT END OF PERIOD            $   16.087       $   14.275     $   15.254     $   15.704     $   12.372     $   14.650
                                            ==========       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (2) (3)                             14.96%(4)        22.05%          4.62%         33.45%         (1.05)%        17.87%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)    $   19,071       $   14,521     $   14,448     $   16,018     $   12,312     $   15,251
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement/Waiver                      1.49%(5)         1.54%          1.48%          1.51%          1.60%          1.59%
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement/Waiver and
       Expense Reductions                         1.15%(5)         1.15%          1.15%          1.15%          1.16%          1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (6)                            1.17%(5)         1.18%          1.15%          1.17%          --             --

     Ratio of Net Investment Income to
        Average Net Assets                        0.41%(5)         1.63%          3.74%          3.89%          3.16%          1.85%
     Portfolio Turnover Rate                     71.48%(4)       169.75%         19.41%         48.20%        193.40%        109.57%



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Not annualized.

(5) Annualized.

(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                               SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 1998          -----------------------        PERIOD ENDED
                                                  (UNAUDITED)            1997             1996      DECEMBER 31, 1995(1)
                                                 -------------          -------         -------     --------------------

NET ASSET VALUE AT BEGINNING OF PERIOD......        $14.567             $12.421         $11.171            $10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.052               0.127           0.070              0.045
     Net Realized and Unrealized Gain
        (Loss) on Investments...............          1.798               3.351           1.291              1.266
                                                    -------             -------         -------            -------
TOTAL FROM INVESTMENT OPERATIONS............          1.850               3.478           1.361              1.311
                                                    -------             -------         -------            -------
LESS DISTRIBUTIONS:
     From Net Investment Income(2)..........         (0.000)             (0.127)         (0.070)            (0.045)
     In Excess of Net Investment Income.....         (0.000)             (0.000)         (0.001)            (0.000)
     From Net Realized Capital Gains........         (0.113)             (1.205)         (0.040)            (0.095)
                                                    -------             -------         -------            -------
     Total Distributions....................         (0.113)             (1.332)         (0.111)            (0.140)
                                                    -------             -------         -------            -------

NET ASSET VALUE AT END OF PERIOD............        $16.304             $14.567         $12.421            $11.171
                                                    =======             =======         =======            =======

TOTAL RETURN(3)(4)..........................          12.71%(5)           28.20%          12.15%             13.09%(5)
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....        $31,979             $21,061         $10,300             $3,335
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement ......................           1.33%(6)            1.60%           2.63%              7.27%(6)
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement and Expense
        Reductions..........................           1.25%(6)            1.25%           1.25%              1.25%(6)
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions .........................           1.25%(6)            1.25%           1.26%              1.49%(6)
     Ratio of Net Investment Income to
        Average Net Assets .................           0.80%(6)            1.05%           0.82%              1.17%(6)
     Portfolio Turnover Rate................          29.74%(5)          162.94%         131.85%             33.49%(5)


(1) From commencement of operations May 31, 1995.

(2) For June 30, 1998, amount was less than $0.001 per share.

(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(5) Not annualized.

(6) Annualized.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-




                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1998    -----------------------------------------------------------------
                                               (UNAUDITED)         1997         1996           1995        1994 (1)        1993

NET ASSET VALUE AT BEGINNING OF PERIOD         $  14.158        $  12.699     $  12.043     $  10.022     $  12.182     $  11.785
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                         0.046            0.103         0.143         0.137         0.236         0.424
     Net Realized and Unrealized Gain
        (Loss) on Investments                      1.599            2.629         2.069         3.086        (0.711)        0.835
                                               ---------        ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                   1.645            2.732         2.212         3.223        (0.475)        1.259
                                               ---------        ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
     From Net Investment Income                   (0.000)          (0.103)       (0.144)       (0.136)       (0.235)       (0.424)
     In Excess of Net Investment Income (2)       (0.000)          (0.000)       (0.000)       (0.000)       (0.008)       (0.000)
     From Net Realized Capital Gains              (0.036)          (1.170)       (1.412)       (1.066)       (1.418)       (0.438)
     In Excess of Net Realized Capital Gains      (0.000)          (0.000)       (0.000)       (0.000)       (0.024)       (0.000)
                                               ---------        ---------     ---------     ---------     ---------     ---------
     Total Distributions                          (0.036)          (1.273)       (1.556)       (1.202)       (1.685)       (0.862)
                                               ---------        ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE AT END OF PERIOD               $  15.767        $  14.158     $  12.699     $  12.043     $  10.022     $  12.182
                                               =========        =========     =========     =========     =========     =========

TOTAL RETURN (3) (4)                               11.64%(5)        21.79%        18.29%        32.24%        (3.91)%       10.52%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)       $  38,470        $  35,119     $  31,884     $  26,380     $  21,150     $  24,522
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement/Waiver                        1.16%(6)         1.21%         1.32%         1.33%         1.48%         1.35%
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement/Waiver and
        Expense Reductions                          1.15%(6)         1.19%         1.20%         1.20%         1.20%         1.20%
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reductions (7)                              1.16%(6)         1.19%         1.20%         1.20%         --            --
     Ratio of Net Investment Income to
        Average Net Assets                          0.62%(6)         0.69%         1.16%         1.14%         1.74%         3.20%
     Portfolio Turnover Rate                       34.67%(5)        45.87%        92.21%       161.10%       153.64%        25.57%



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) For 1997, amount was less than $0.001 per share.

(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(5) Not annualized.

(6) Annualized.

(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                            SIX MONTHS ENDED
                                             JUNE 30, 1998                          YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
                                               (UNAUDITED)        1997          1996           1995         1994 (1)     1993

NET ASSET VALUE AT BEGINNING OF PERIOD         $   9.720       $   9.173     $   8.589     $   7.914    $   9.704    $   9.492
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                         0.318           0.640         0.596         0.779        1.018        0.848
     Net Realized and Unrealized Gain
        (Loss) on Investments                      0.088           0.598         0.624         0.717       (1.711)       0.567
                                               ---------       ---------     ---------     ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS                   0.406           1.238         1.220         1.496       (0.693)       1.415
                                               ---------       ---------     ---------     ---------    ---------    ---------
LESS DISTRIBUTIONS:
     From Net Investment Income                   (0.043)         (0.681)       (0.596)       (0.779)      (1.005)      (0.849)
     In Excess of Net Investment Income           (0.000)         (0.010)       (0.040)       (0.042)      (0.006)      (0.000)
     From Net Realized Capital Gains              (0.000)         (0.000)       (0.000)       (0.000)      (0.075)      (0.354)
     In Excess of Net Realized Capital Gains      (0.000)         (0.000)       (0.000)       (0.000)      (0.011)      (0.000)
                                               ---------       ---------     ---------     ---------    ---------    ---------
     Total Distributions                          (0.043)         (0.691)       (0.636)       (0.821)      (1.097)      (1.203)
                                               ---------       ---------     ---------     ---------    ---------    ---------

NET ASSET VALUE AT END OF PERIOD               $  10.083       $   9.720     $   9.173     $   8.589    $   7.914    $   9.704
                                               =========       =========     =========     =========    =========    =========

TOTAL RETURN  (2) (3)                               4.21%(4)       13.54%        14.20%        18.98%       (7.08)%      14.91%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)       $  21,467       $  17,916     $  12,835     $   8,764    $   7,771    $  14,496
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement/Waiver                        1.45%(5)        1.64%         1.99%         2.04%        2.03%        1.59%
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement/Waiver and
        Expense Reductions                          1.20%(5)        1.20%         1.18%         1.20%        1.20%        1.20%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (6)                              1.20%(5)        1.20%         1.20%         1.21%        --           --

     Ratio of Net Investment Income to
        Average Net Assets                          6.70%(5)        7.15%         7.96%         8.62%        8.70%        8.04%
     Portfolio Turnover Rate                       25.93%(4)       91.54%       105.48%        82.15%      200.19%       90.82%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Not annualized.

(5) Annualized.

(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                              SIX MONTHS ENDED
                                              JUNE 30, 1998                      YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------------
                                               (UNAUDITED)        1997        1996          1995         1994 (1)       1993

NET ASSET VALUE AT BEGINNING OF PERIOD         $  10.161       $   9.938    $  10.510     $   9.718     $  10.923     $  10.659
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                         0.292           0.630        0.629         0.765         0.690         0.674
     Net Realized and Unrealized Gain
        (Loss) on Investments                      0.072           0.299       (0.385)        1.191        (0.986)        0.328
                                               ---------       ---------    ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                   0.364           0.929        0.244         1.956        (0.296)        1.002
                                               ---------       ---------    ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
     From Net Investment Income                   (0.005)         (0.617)      (0.610)       (0.765)       (0.690)       (0.673)
     In Excess of Net Investment Income           (0.000)         (0.000)      (0.000)       (0.045)       (0.000)       (0.000)
     From Net Realized Capital Gains              (0.000)         (0.068)      (0.206)       (0.354)       (0.105)       (0.062)
     In Excess of Net Realized Capital Gains      (0.000)         (0.021)      (0.000)       (0.000)       (0.112)       (0.000)
     Tax Return of Capital                        (0.000)         (0.000)      (0.000)       (0.000)       (0.002)       (0.003)
                                               ---------       ---------    ---------     ---------     ---------     ---------
     Total Distributions                          (0.005)         (0.706)      (0.816)       (1.164)       (0.909)       (0.738)
                                               ---------       ---------    ---------     ---------     ---------     ---------

NET ASSET VALUE AT END OF PERIOD               $  10.520       $  10.161    $   9.938     $  10.510     $   9.718     $  10.923
                                               =========       =========    =========     =========     =========     =========

TOTAL RETURN (2) (3)                                3.59%(4)        9.37%        2.36%        20.18%        (2.72)%        9.38%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)       $   9,753       $   9,679    $  10,734     $  11,618     $  14,444     $  20,710
     Ratio of Operating Expenses to
        Average Net Assets Before Expense
        Reimbursement/Waiver                        1.71%(5)        1.73%        1.66%         1.59%         1.45%         1.30%
     Ratio of Operating Expenses to
        Average Net Assets After Expense
        Reimbursement/Waiver and
        Expense Reductions                          0.85%(5)        0.85%        0.85%         0.85%         0.85%         0.85%
     Ratio of Operating Expenses to
        Average Net Assets before Expense
        Reductions (6)                              0.85%(5)        0.86%        0.85%         0.85%         --            --

     Ratio of Net Investment Income to
        Average Net Assets                          5.62%(5)        5.86%        5.80%         6.18%         5.65%         5.20%
     Portfolio Turnover Rate                       12.19%(4)      124.75%      244.96%       252.94%       289.71%        27.84%



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4) Not annualized.

(5) Annualized.

(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1998 (Unaudited)


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently comprises eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Trust's equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.


      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral, or proceeds may be subject to legal proceedings.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

      FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a Federal excise tax.

      As of December 31, 1997, the High Income Bond Portfolio had a realized capital loss carryforward, for Federal income tax purposes, of $384,526 ($291,888 expires on December 31, 2002, $52,592 expires on December 31, 2003, and $40,046 expires on December 31, 2005), available to be used to offset future realized capital gains.

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of an Separate Account to receive dividends and capital gain distributions in cash.


NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Keystone Investment Management Company as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 1999 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio).

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the six months ended June 30, 1998, the Trust's expenses were reduced by $5,982.

TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the six months ended June 30, 1998 were as follows:

                                                     NON-                                  NON-
                                                  GOVERNMENT         GOVERNMENT         GOVERNMENT           GOVERNMENT
                                                  PURCHASES          PURCHASES            SALES                SALES
                                              ----------------     -------------     -----------------      ------------
Small Cap Growth Portfolio...............     $      7,637,963     $           0     $      10,311,271      $         0
World Equity Portfolio...................           13,437,882                 0            16,288,903                0
Growth Portfolio.........................           32,510,919                 0            32,508,773                0
Matrix Equity Portfolio..................           13,902,886                 0            11,820,202                0
Growth & Income Portfolio................           14,473,271                 0             7,083,531                0
Multiple Strategies Portfolio............           11,669,318         3,037,342            11,358,118          500,000
High Income Bond Portfolio...............           11,213,270                 0             7,957,914                0
U.S. Government Bond Portfolio...........              588,816           884,296               905,060          196,188


The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 1998 were as follows:

                                                                         GROSS UNREALIZED              NET UNREALIZED
                                          IDENTIFIED COST       APPRECIATION       (DEPRECIATION)       APPRECIATION
                                          ---------------       ------------       --------------       ------------
Small Cap Growth Portfolio............    $  13,550,296       $    2,883,238        $   (739,908)      $   2,143,330
World Equity Portfolio................       20,893,947            6,003,325            (793,058)          5,210,267
Growth Portfolio......................       47,080,565           25,859,261            (333,694)         25,525,567
Matrix Equity Portfolio...............       16,365,826            2,958,445            (282,632)          2,675,813
Growth & Income Portfolio.............       28,120,032            4,435,331            (465,898)          3,969,433
Multiple Strategies Portfolio.........       27,365,657           11,150,604            (152,849)         10,997,755
High Income Bond Portfolio............       20,029,512            1,310,320            (118,789)          1,191,531
U.S. Government Bond Portfolio........        9,568,568              228,172              (9,442)            218,730


The aggregate cost of each Portfolio's investments was substantially the same for book and Federal income tax purposes at June 30, 1998.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 1998 (Unaudited)
                                   -CONTINUED-

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACT

      As of June 30, 1998 the World Equity Portfolio had open 16 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                                  NET UNREALIZED
           CURRENCY SOLD              SETTLEMENT DATE         COST               VALUE       APPRECIATION/(DEPRECIATION)
           -------------              ---------------         ----               -----       ---------------------------
     396,639    Australian Dollars         07/08/98        $   262,000      $   246,244             $  15,756
   6,855,172    French Francs              08/05/98          1,145,000        1,136,371                 8,629
     270,149    French Francs              08/05/98             44,502           44,782                  (280)
   1,086,706    German Marks               08/18/98            614,000          604,338                 9,662
      60,947    German Marks               08/18/98             33,690           33,894                  (204)
 175,804,200    Japanese Yen               07/28/98          1,366,000        1,276,606                89,394
 135,782,250    Japanese Yen               09/03/98            985,000          991,272                (6,272)
   1,001,126    Netherlands Guilder        08/18/98            502,000          493,958                 8,042
  41,105,610    Spanish Pesetas            09/03/98            273,000          268,662                 4,338
  23,663,795    Spanish Pesetas            09/03/98            153,996          154,664                  (668)
   8,574,830    Swedish Krona              09/03/98          1,100,000        1,077,856                22,144
     106,762    Swedish Krona              09/03/98             13,383           13,420                   (37)
   2,016,906    Swiss Francs               08/18/98          1,376,000        1,338,363                37,637

     CURRENCY PURCHASED
     ------------------
     162,589    Australian Dollars         09/03/98             98,797          101,007                 2,210
  41,108,197    Japanese Yen               07/27/98            309,834          298,508               (11,326)
 134,696,003    Japanese Yen               07/27/98          1,006,170          978,098               (28,072)
                                                                                                  -----------

                                                                                                   $  150,953
                                                                                                   ==========

NOTE F -- YEAR 2000 ISSUE

     Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Sub-Adviser and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                             NORMAN A. FAIR, TRUSTEE
                            WESLEY E. HORTON, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       JOHN SOUKUP, PRESIDENT AND TRUSTEE
                          ARNOLD R. BERGMAN, SECRETARY
                             CHRIS HARDEN, TREASURER

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS.

--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE

--------------------------------------------------------------------------------

Dear Shareholder:

I'm pleased to present your Semi-Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

The Report covers the six-month reporting period from January 1, 1998 through June 30, 1998. It begins with an investment review by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

This high-quality money market fund keeps your ready cash pursuing daily income while keeping your principal stable.* And, you have convenient, daily access to your money.

To help provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. At the end of the six-month reporting period, the portfolio was invested in repurchase agreements (32.5%), commercial paper (29.3%), variable rate notes (20.0%), short-term notes (9.7%), and certificates of deposit (8.4%).

During the six-month reporting period, the fund paid a total of $0.02 per share in dividends to shareholders while maintaining a stable $1.00 share price. On June 30, 1998, net assets reached $78.3 million.

Thank you for choosing Federated Prime Money Fund II to put your cash to work pursuing income every day. We'll continue to keep you up to date on your investment, and we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
August 15, 1998






* Although money market funds seek to maintain a share value of $1.00, there is no guarantee that will do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.

--------------------------------------------------------------------------------
                               INVESTMENT REVIEW
--------------------------------------------------------------------------------

Federated Prime Money Fund II (the "Fund") invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

During the first half of 1998, inflation remained subdued although inflationary pressures were building. The strength in domestic consumer spending and housing was offset by the turbulence in many Asian economies and a domestic inventory overhang as imports to the U.S. exceeded exports. Monetary policy remained on hold throughout the first half of 1998 due to the continued problems in Asia, despite strong domestic economic growth. Nevertheless, the Federal Reserve Board (the "Fed") maintained a bias toward tightening due to strong domestic growth, tight labor markets and rapidly rising labor costs. The dampening inflationary effects of the emerging markets and domestic inventory adjustments could prove to be temporary and inflationary pressures could rise.

Market interest rates should remain in a narrow trading range throughout the second half of 1998. The 30-day commercial paper rate began 1998 at a high of 5.56% and traded as low as 5.43% on January 22, 1998. Thirty-day commercial paper has traded around the federal funds target rate of 5.50% throughout the first half of 1998. Ninety-day commercial paper rates have also traded within this range as the yield curve remains extremely flat.

The target average maturity range for the Fund remained in the 35-45 day target range for the entire period, reflecting a neutral position regarding Fed policy. In structuring the Fund, there is continued emphasis placed on positioning 30-35% of the Fund's core assets in variable rate demand notes and accomplishing a modest barbell structure.

During the six months ended June 30, 1998, the net assets of the Fund increased from $59.7 to $78.3 million while the 7-day net yield decreased from 5.10% to 4.94%.* The effective average maturity of the Fund on June 30, was 44 days.



* Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                          FEDERATED PRIME MONEY FUND II
                           JUNE 30, 1998 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                                                       VALUE
----------  --------------------------------------------------------------------------------------------   ----------
SHORT-TERM NOTES -- 9.7%
--------------------------------------------------------------------------------------------------------
BANKING -- 1.3%
--------------------------------------------------------------------------------------------------------
$ 1,000,000   SALTS II Cayman Islands Corp., (Guaranteed by Bankers Trust International, PLC),
              5.737%, 6/17/1999                                                                            $1,000,000
              ------------------------------------------------------------------------------------------   ==========
BROKERAGE -- 1.3%
--------------------------------------------------------------------------------------------------------
$1,000,000    Goldman Sachs & Co., 5.500%, 7/27/1998                                                        1,000,000
              ------------------------------------------------------------------------------------------   ==========
FINANCE - AUTOMOTIVE -- 0.7%
              ------------------------------------------------------------------------------------------
   500,000    Chase Manhattan Auto Owner Trust 1988-C, Class A1, 5.588%, 7/9/1999                             499,944
              ------------------------------------------------------------------------------------------
    52,176    Ford Credit Auto Owner Trust 1987-B, Class A-l, 5.748%, 10/15/1998                               52,176
              ------------------------------------------------------------------------------------------   ----------
                Total                                                                                         552,120
              ------------------------------------------------------------------------------------------   ==========
FINANCE - COMMERCIAL -- 3.8%
--------------------------------------------------------------------------------------------------------
 2,000,000    CIT Group Holdings, Inc., 6.125% - 6.500%, 7/13/1998 - 9/1/1998                               2,000,584
              ------------------------------------------------------------------------------------------
 1,000,000    (b) Triangle Funding Ltd., 5.656%, 11/16/1998                                                 1,000,000
              ------------------------------------------------------------------------------------------   ----------
                Total                                                                                       3,000,584
              ------------------------------------------------------------------------------------------   ==========
FINANCE - EQUIPMENT-- 0.4%
--------------------------------------------------------------------------------------------------------
   274,719    Caterpillar Financial Asset Trust 1997-B, Class A-l, 5.805%, 11/25/1998                         274,719
              ------------------------------------------------------------------------------------------   ==========
FINANCE - Retail -- 0.6%
--------------------------------------------------------------------------------------------------------
   500,000    Associates Corp. of North America, 8.800%, 8/1/1998                                             501,158
              ------------------------------------------------------------------------------------------   ==========
INSURANCE -- 1.0%
--------------------------------------------------------------------------------------------------------
   295,306    Arcadia Automobile Receivables Trust 1998-A, Class A-l, (Guaranteed by FSA),
              5.628%, 3/15/1999                                                                               295,306
              ------------------------------------------------------------------------------------------   ----------
   500,000    WFS Financial 1998-B Owner Trust, Class A-l, (Guaranteed by FSA), 5.658%, 7/20/1999             500,000
              ------------------------------------------------------------------------------------------   ----------
                Total                                                                                         795,306
              ------------------------------------------------------------------------------------------   ==========
RECREATION -- 0.6%
--------------------------------------------------------------------------------------------------------
   500,000    GreenTree Recreational, Equipment & Consumer Trust 1998-B, Class A-l, 5.668%, 7/15/1999         500,000
              ------------------------------------------------------------------------------------------   ----------
                TOTAL SHORT-TERM NOTES                                                                      7,623,887
              ------------------------------------------------------------------------------------------   ==========
CERTIFICATE OF DEPOSIT -- 8.4%
--------------------------------------------------------------------------------------------------------
BANKING -- 8.4%
--------------------------------------------------------------------------------------------------------
   1,000,000   Bankers Trust Co., New York, 6.000%, 9/9/1998                                                  999,908
               -----------------------------------------------------------------------------------------
   3,600,000   Societe Generale, Paris, 5.610%- 5.870%, 6/6/1998 - 4/27/1999                                3,599,275
               -----------------------------------------------------------------------------------------
   2,000,000   Svenska Handelsbanken, Stockholm, 5.755%, 4/6/1999                                           1,999,342
               -----------------------------------------------------------------------------------------   ==========
                 TOTAL CERTIFICATES OF DEPOSIT                                                              6,598,525
               -----------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 29.3%
--------------------------------------------------------------------------------------------------------
BANKING -- 10.1%
--------------------------------------------------------------------------------------------------------
 3,000,000    Commonwealth Bank of Australia, Sydney, 5.490%, 11/12/1998                                    2,938,695
              ------------------------------------------------------------------------------------------
 1,000,000    Cregem North America, Inc., (Guaranteed by Credit Communal de Belgique, Brussles),
              5.500%, 11/9/1998                                                                               979,986
              ------------------------------------------------------------------------------------------
 3,000,000    Gotham Funding Corp., 5.680%, 7/15/1998                                                       2,993,373
              ------------------------------------------------------------------------------------------
 1,000,000    Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm),
              5.520%, 11/6/1998                                                                               980,373
              ------------------------------------------------------------------------------------------   ----------
                Total                                                                                       7,892,427
              ------------------------------------------------------------------------------------------   ==========
BROKERAGE -- 1.3%
--------------------------------------------------------------------------------------------------------
 1,000,000    Credit Suisse First Boston, Inc., 5.510%, 9/17/1998                                             988,062
              ------------------------------------------------------------------------------------------   ==========
CHEMICALS-- 1.1%
--------------------------------------------------------------------------------------------------------
   895,000    IMC Global, Inc., 5.710%, 7/22/1998                                                             892,019
              ------------------------------------------------------------------------------------------   ==========

                          FEDERATED PRIME MONEY FUND II


PRINCIPAL
 AMOUNT                                                                                                         VALUE
----------  --------------------------------------------------------------------------------------------     -----------
COMMERCIAL-PAPER -- CONTINUED
--------------------------------------------------------------------------------------------------------
FINANCE-AUTOMOTIVE -- 2.5%
--------------------------------------------------------------------------------------------------------
$ 2,000,000   Chrysler Financial Corp., 5.540%, 8/19/1998                                                    $ 1,984,919
              ------------------------------------------------------------------------------------------     ===========
FINANCE-COMMERCIAL -- 6.4%
--------------------------------------------------------------------------------------------------------
  2,000,000   Greenwich Funding Corp., 5.520%, 9/8/1998                                                        1,978,840
              ------------------------------------------------------------------------------------------
  2,000,000   Sheffield Receivables Corp., 5.540%, 7/1/1998                                                    2,000,000
              ------------------------------------------------------------------------------------------
  1,000,000   Sheffield Receivables Corp., 5.525%, 8/25/1998                                                     991,559
              ------------------------------------------------------------------------------------------     -----------
                Total                                                                                          4,970,399
              ------------------------------------------------------------------------------------------     ===========
FINANCE - EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------------------------------
    700,000   Comdisco, Inc., 5.720%, 7/28/1998                                                                  696,997
              ------------------------------------------------------------------------------------------     ===========
FOREST PRODUCTS -- 03%
--------------------------------------------------------------------------------------------------------
    250,000   Temple-Inland, Inc., 6.150%, 7/9/1998                                                              249,658
              ------------------------------------------------------------------------------------------     ===========
INDUSTRIAL PRODUCTS -- 0.9%
--------------------------------------------------------------------------------------------------------
    700,000   Praxair, Inc., 5.650%, 7/27/1998                                                                   697,144
              ------------------------------------------------------------------------------------------     ===========
INSURANCE - 3.8%
--------------------------------------------------------------------------------------------------------
  2,000,000   CXC, Inc., 5.480%, 7/10/1998                                                                     1,997,260
              ------------------------------------------------------------------------------------------
  1,000,000   Marsh & McLennan Cos., Inc., 5.400%, 12/14/1998                                                    975,100
              ------------------------------------------------------------------------------------------     -----------
                Total                                                                                          2,972,360
                                                                                                             ===========
OIL & OIL FINANCE -- 1.0%
--------------------------------------------------------------------------------------------------------
    800,000   Occidental Petroleum Corp., 5.680% - 5.700%, 7/5/1998 - 7/30/1998                                  798,610
              ------------------------------------------------------------------------------------------     ===========
RETAIL -- 1.0%
--------------------------------------------------------------------------------------------------------
   800,000    Safeway, Inc., 5.670% - 5.720%, 7/10/1998 - 9/29/1998                                              797,003
              ------------------------------------------------------------------------------------------     -----------
                TOTAL COMMERCIAL PAPER                                                                        22,939,598
              ------------------------------------------------------------------------------------------     ===========
(a) NOTES -- VARIABLE -- 20.0%
--------------------------------------------------------------------------------------------------------
BANKING -- 15.2%
--------------------------------------------------------------------------------------------------------
   160,000    Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Amsouth Bank N.A.,
              Birmingham LOC), 5.750%, 7/1/1998                                                                  160,000
              ------------------------------------------------------------------------------------------
 1,000,000    Bankers Trust Co., New York, 5.770%, 7/1/1998                                                      998,368
              ------------------------------------------------------------------------------------------
     6,000    Capital One Funding Corp., Series 1995-A, (Bank One, Indianapolis, N.A. LOC), 5.630%,
              7/2/1998                                                                                             6,000
              ------------------------------------------------------------------------------------------
   180,000    Denver Urban Renewal Authority, (Series 1992-B), (Banque Paribas, Paris LOC),
              5.770%, 7/2/1998                                                                                   180,000
              ------------------------------------------------------------------------------------------
   400,000    Edgefield County, SC, Series 1997 (Bondex Inc Project), (Marine Midland Bank N.A.,
              Buffalo, NY LOC), 5.687%, 7/2/1998                                                                 400,000
              ------------------------------------------------------------------------------------------
   185,000    Franklin County, OH, Edison Wielding, Series 1995, (Huntington National Bank, Columbus,
              OH LOC), 5.780%, 7/2/1998                                                                          185,000
              ------------------------------------------------------------------------------------------
 1,000,000    Kenny, Donald R. and Cheryl A., Series 1996-C, {Star Bank, NA, Cincinnati LOC),
              5.710%, 7/2/1998                                                                                 1,000,000
              ------------------------------------------------------------------------------------------
   400,000    La-Man Corp., (SouthTrust Bank of Alabama, Birmingham LOC), 5.740%, 7/3/1998                       400,000
              ------------------------------------------------------------------------------------------
 1,725,012    (b) Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche Landesbank
              Girozentrale Swap Agreement), 5.656%, 7/15/1998                                                  1,725,012
              ------------------------------------------------------------------------------------------
 1,000,000    Long Lane Master Trust III, Series 1997-C, 5.749%, 8/3/1998                                      1,000,000
              ------------------------------------------------------------------------------------------
   700,000    Lynn Haven, FL, Merrick Industries Inc. Project, Taxable Revenue Bond (Series 1998-B),
              (Bank One, Ohio, N.A. LOC), 5.860%, 7/2/1998                                                       700,000
              ------------------------------------------------------------------------------------------
   565,000    Madison, WI Community Development Authority, Series 1997-B Hamilton Point Apts.,
              (Bank One, Wisconsin, N.A. LOC), 5.760%, 7/2/1998                                                  565,000
              ------------------------------------------------------------------------------------------
   238,000    Maryland State IDFA, Human Genome, Series 1994, (First National Bank of Maryland,
              Baltimore LOC), 5.640%, 7/6/1998                                                                   238,000
              ------------------------------------------------------------------------------------------
   275,000    Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank, Detroit, MI LOC),
              5.560%, 7/2/1998                                                                                   275,000
              ------------------------------------------------------------------------------------------

                         FEDERATED PRIME MONEY FUND II


PRINCIPAL
 AMOUNT                                                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------        -----------
(a) NOTES - VARIABLE -- CONTINUED
-------------------------------------------------------------------------------------------------------------
BANKING -- CONTINUED
-------------------------------------------------------------------------------------------------------------
$ 1,000,000    Portage, IN, American Iron Oxide Co. Project (Series 1998-B), (Bank of Tokyo-Mitsubishi Ltd.
               LOC), 5.925%, 7/2/1998                                                                                $ 1,000,000
               ----------------------------------------------------------------------------------------------
   645,468     (b) Rabobank Optional Redemption Trust, Series 1997-101, 5.687%, 7/15/1998                                645,468
               ----------------------------------------------------------------------------------------------
   370,000     Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC),
               5.660%, 7/2/1998                                                                                          370,000
               ----------------------------------------------------------------------------------------------
   135,000     Southeast Regional Holdings, LLC, Series 1995-A, (Columbus Bank and Trust Co., GA LOC),
               5.890%, 7/2/1998                                                                                          135,000
               ----------------------------------------------------------------------------------------------
  1,750,000    Trap Rock Industries, Inc., Series 1997, (Corestates Bank N.A., Philadelphia, PA LOC),
               5.750%, 7/1/1998                                                                                        1,750,000
               ----------------------------------------------------------------------------------------------
   191,000     Vista Funding Corp., Series 1994-A, (Fifth Third Bank of Northwestern OH LOC),
               5.660%, 7/2/1998                                                                                          191,000
               ----------------------------------------------------------------------------------------------        -----------
                 TOTAL                                                                                                11,924,848
                                                                                                                     ===========
INSURANCE -- 4.8%
-------------------------------------------------------------------------------------------------------------
  1,000,000    General American Life Insurance Co., 5.860%, 7/21/1998                                                  1,000,000
               ----------------------------------------------------------------------------------------------
  1,000,000    Jackson National Life Insurance Co., 5.758%, 7/25/1998                                                  1,000,000
               ----------------------------------------------------------------------------------------------
    710,975    (b) Liquid Asset Backed Securities Trust, Series 1997-3 Senior Notes, (Guaranteed by AMBAC),
               5.658%, 9/28/1998                                                                                         710,975
               ----------------------------------------------------------------------------------------------
  1,000,000    Travelers Insurance Company, 5.665%, 7/1/1998                                                           1,000,000
               ----------------------------------------------------------------------------------------------        -----------
                 Total                                                                                                 3,710,975
               ----------------------------------------------------------------------------------------------        -----------
                 TOTAL NOTES - VARIABLE                                                                               15,635,823
               ----------------------------------------------------------------------------------------------        ===========
(c) REPURCHASE AGREEMENTS -- 32.5%

  4,000,000    Fuji Government Securities, Inc., 5.880%, dated 6/30/1998, due 7/1/1998                                 4,000,000
               ----------------------------------------------------------------------------------------------
  4,000,000    Goldman Sachs Group, LP, 6.250%, dated 6/30/1998, due 7/1/1998                                          4,000,000
               ----------------------------------------------------------------------------------------------
  4,000,000    Morgan Stanley Group, Inc., 6.250%, dated 6/30/1998, due 7/1/1998                                       4,000,000
               ----------------------------------------------------------------------------------------------
  4,000,000    PaineWebber Group, Inc., 5.870%, dated 6/30/1998, due 7/1/1998                                          4,000,000
               ----------------------------------------------------------------------------------------------
  4,000,000    Salomon Brothers, Inc., 6.250%, dated 6/30/1998, due 7/1/1998                                           4,000,000
               ----------------------------------------------------------------------------------------------
  4,000,000    Societe Generale Securities Corp., 6.000%, dated 6/30/1998, due 7/1/1998                                4,000,000
               ----------------------------------------------------------------------------------------------
  1,400,000    UBS Securities, Inc., 6.050%, dated 6/30/1998, due 7/1/1998                                             1,400,000
               ----------------------------------------------------------------------------------------------       ------------
                 TOTAL REPURCHASE AGREEMENTS                                                                          25,400,000
               ----------------------------------------------------------------------------------------------       ------------
                 TOTAL INVESTMENTS (AT AMORTIZED COST)(d)                                                           $ 78,197,833
               ----------------------------------------------------------------------------------------------       ============

(a)  Floating rate note with current rate and next reset date shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At June 30, 1998, these securities amounted to $4,081,455 which represents 5.2% of net assets.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d)  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($78,267,173) at June 30, 1998.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
FSA   -- Federal Security Assurance
IDA   -- Industrial Development Authority
IDFA  -- Industrial Development Finance Authority
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
PLC   -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                          FEDERATED PRIME MONEY FUND II
                            JUNE 30,1998 (UNAUDITED)

ASSETS
---------------------------------------------------------------------
Investments in repurchase agreements                                    $25,400,000
---------------------------------------------------------------------
Investments in securities                                                52,797,833
---------------------------------------------------------------------   -----------
Total investments in securities, at amortized cost and value                               $78,197,833
-----------------------------------------------------------------------------------
Cash                                                                                            35,089
-----------------------------------------------------------------------------------
Income receivable                                                                              379,367
-----------------------------------------------------------------------------------
Prepaid expenses                                                                                 3,641
-----------------------------------------------------------------------------------        -----------
  Total assets                                                                              78,615,930
-----------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------
Income distribution payable                                                 326,580
---------------------------------------------------------------------
Accrued expenses                                                             22,177
---------------------------------------------------------------------   -----------
  Total liabilities                                                                            348,757
-----------------------------------------------------------------------------------        -----------
NET ASSETS for 78,267,173 shares outstanding                                               $78,267,173
-----------------------------------------------------------------------------------        ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------
$78,267,173 / 78,267,173 shares outstanding                                                $      1.00
-----------------------------------------------------------------------------------        ===========



(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                          FEDERATED PRIME MONEY FUND II
                   SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
-----------------------------------------------------------------------------
Interest                                                                        $ 2,057,370
-----------------------------------------------------------------------------
EXPENSES:

Investment advisory fee                                            $  180,118
----------------------------------------------------------------
Administrative personnel and services fee                              61,987
----------------------------------------------------------------
Custodian fees                                                          4,701
----------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                8,688
----------------------------------------------------------------
Directors'/Trustees' fees                                               1,267
----------------------------------------------------------------
Auditing fees                                                           6,516
----------------------------------------------------------------
Legal fees                                                              2,534
----------------------------------------------------------------
Portfolio accounting fees                                              17,374
----------------------------------------------------------------
Share registration costs                                                2,534
----------------------------------------------------------------
Printing and postage                                                   25,702
----------------------------------------------------------------
Insurance premiums                                                      2,258
----------------------------------------------------------------
Miscellaneous                                                           3,802
----------------------------------------------------------------   ----------
Total expenses                                                        317,481
----------------------------------------------------------------
Waivers --
----------------------------------------------------------------
  Waiver of investment advisory fee                                   (27,707)
----------------------------------------------------------------   ----------
    Net expenses                                                                   289,774
-----------------------------------------------------------------------------   ----------

             Net investment income                                              $1,767,596
-----------------------------------------------------------------------------   ==========


       (See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                          FEDERATED PRIME MONEY FUND II


                                                                                               SIX MONTHS
                                                                                                  ENDED
                                                                                               (UNAUDITED)            YEAR ENDED
                                                                                              JUNE 30, 1998       DECEMBER 31, 1997
                                                                                              -------------       -----------------
Increase (Decrease) in Net Assets:
-----------------------------------------------------------------------------------------
Operations--
-----------------------------------------------------------------------------------------
Net investment income                                                                         $   1,767,596         $   2,970,896
-----------------------------------------------------------------------------------------     -------------         -------------
Distributions to Shareholders--
-----------------------------------------------------------------------------------------
Distributions from net investment income                                                         (1,767,596)           (2,970,896)
-----------------------------------------------------------------------------------------     -------------         -------------
Share Transactions--
-----------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                    146,696,237           247,591,033
-----------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared             1,442,263             2,968,806
-----------------------------------------------------------------------------------------
Cost of shares redeemed                                                                        (129,530,670)         (236,555,828)
-----------------------------------------------------------------------------------------     -------------         -------------
  Change in net assets resulting from share transactions                                         18,607,830            14,004,011
-----------------------------------------------------------------------------------------     -------------         -------------
    Change in net assets                                                                         18,607,830            14,004,011
-----------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------
Beginning of period                                                                              59,659,343            45,655,332
-----------------------------------------------------------------------------------------     -------------         -------------
End of period                                                                                 $  78,267,173         $  59,659,343
-----------------------------------------------------------------------------------------     =============         =============



(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          FEDERATED PRIME MONEY FUND II

(For a share outstanding throughout each period)

                                                           SIX MONTHS
                                                              ENDED
                                                           (UNAUDITED)         YEAR ENDED DECEMBER 31,
                                                            JUNE 30,   --------------------------------------
                                                             1998        1997      1996      1995     1994(a)
                                                           --------    --------  --------  --------  --------
Net asset value, beginning of period                       $  1.00     $  1.00   $  1.00   $  1.00   $ 1.00
-------------------------------------------------------
Income from investment operations
-------------------------------------------------------
  Net investment income                                       0.02        0.05      0.05      0.05     0.01
-------------------------------------------------------
Less distributions
-------------------------------------------------------
  Distributions from net investment income                   (0.02)      (0.05)    (0.05)    (0.05)   (0.01)
-------------------------------------------------------    -------     -------   -------   -------   ------
NET ASSET VALUE, END OF PERIOD                             $  1.00     $  1.00   $  1.00   $  1.00   $ 1.00
-------------------------------------------------------    =======     =======   =======   =======   ======
Total return (b)                                              2.46%       4.93%     4.75%     5.20%    0.50%
-------------------------------------------------------
Ratios to average net assets
-------------------------------------------------------
  Expenses                                                    0.80%*      0.80%     0.80%     0.80%    0.80%*
-------------------------------------------------------
  Net investment income                                       4.91%*      4.84%     4.68%     5.12%    4.26%*
-------------------------------------------------------
  Expense waiver (c)                                          0.08%*      0.20%     0.57%     2.69%   71.84%*
-------------------------------------------------------
Supplemental data
-------------------------------------------------------
   Net assets, end of period (000 omitted)                 $78,267     $59,659   $45,655   $17,838   $  552
-------------------------------------------------------


*    Computed on an annualized
(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                          FEDERATED PRIME MONEY FUND II
                            JUNE 30, 1998 (UNAUDITED)

ORGANIZATION
Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.


SIGNIFICANT ACCOUNTING POLICIES.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on the restricted securities held at June 30, 1998 are as follows:

                                                        ACQUISITION  ACQUISITION
SECURITY                                                    DATE         COST
----------------------------------------------------    -----------  -----------
Liquid Asset Backed Securities Trust, Series 1997-1      2/19/1997   $1,679,114
Liquid Asset Backed Securities Trust, Series 1997-3      6/27/1997      670,645
Rabobank Optional Redemption Trust, Series 1997-101      4/17/1997      608,093
Triangle Funding Ltd.                                    11/4/1997    1,000,000

                          FEDERATED PRIME MONEY FUND II


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with-out par value). At June 30, 1998, capital paid-in aggregated $78,267,173.

Transactions in shares were as follows:

                                                                            SIX MONTHS
                                                                               ENDED
                                                                            (UNAUDITED)     YEAR ENDED
                                                                              JUNE 30,     DECEMBER 31,
                                                                               1998            1997
                                                                           ------------    ------------
Shares sold                                                                 146,696,237     247,591,033
----------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared            1,442,263       2,968,806
----------------------------------------------------------------------
Shares redeemed                                                            (129,530,670)   (236,555,828)
----------------------------------------------------------------------    -----------------------------
  Net change resulting from share transactions                               18,607,830      14,004,011
----------------------------------------------------------------------    =============================


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY FEE
Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES
FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

ORGANIZATIONAL EXPENSES
Organizational expenses of $22,431 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended June 30, 1998, the Fund was fully amortized.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

--------------------------------------------------------------------------------
                TRUSTEES                                OFFICERS
--------------------------------------------------------------------------------
             John E Donahue                          John F. Donahue
                                                        Chairman
            Thomas G. Bigley
                                                 J. Christopher Donahue
           John T. Conroy, Jr.                          President

        Nicholas P. Constantakis                   Edward C. Gonzales
                                                Executive Vice President
           William J. Copeland
                                                    John W. McGonigle
         J. Christopher Donahue           Executive Vice President, Treasurer,
                                                      and Secretary
           James E. Dowd, Esq.
                                                    Richard B. Fisher
         Lawrence D. Ellis, M.D.                     Vice President

      Edward L. Flaherty, Jr., Esq.                 Matthew S. Hardin
                                                   Assistant Secretary
             Peter E. Madden

    John E. Murray, Jr., J.D., S.J.D.

            Wesley W. Posvar

            Marjorie P. Smuts


Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

--------------------------------------------------------------------------------
                                     NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     NOTES
--------------------------------------------------------------------------------

[LOGO:FEDERATED INVESTORS]

FEDERATED
PRIME MONEY
FUND II

Federated Insurance Series






Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

  --------------------------
  WWW.FEDERATEDINVESTORS.COM
  --------------------------

--------------------------------------------------------------------------------

                                                          SEMI-ANNUAL REPORT
                                                          TO SHAREHOLDERS
                                                          JUNE 30, 1998
--------------------------------------------------------------------------------





Cusip 313916504
G00433-05 (8/98)

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


Securities distributed through First Variable Capital    --------------------
Services, Inc., member NASD.                                   Bulk Rate
2122 York Road, Suite 300                                    U.S. Postage
Oak Brook, IL 60523-1930                                         PAID
800.499.0713                                                 Permit No. 7
www.firstvariable.com                                         Ashland, MA
                                                         --------------------






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                                                                     6009 (6/98)